UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$948.20	$2.66	0.55%	$3.68	0.76%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.13	$2.77	0.55%	$3.82	0.76%

Class B
Actual	$1,000	$947.50	$3.87	0.80%	$4.89	1.01%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.89	$4.02	0.80%	$5.07	1.01%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
Microsoft Corp.	$5,453,254	2.4%
United Kingdom Gilt, 1.75%, 09/07/2037—01/22/2049	3,476,746	1.5
Apple, Inc.	3,435,322	1.5
Alphabet, Inc.	3,405,542	1.5
Roche Holding AG	2,717,313	1.2
Facebook, Inc.	2,643,549	1.2
Amazon.com, Inc.	2,452,591	1.1
Japan Government Ten Year Bond Series 357, 0.10%, 12/20/2029	2,414,147	1.1
China Development Bank Series 1805, 4.88%, 02/09/2028	2,527,123	1.0
Japan Government Ten Year Bond Series 358, 0.10%, 03/20/2030	2,164,245	1.0

	$30,689,832	13.5%

SECURITY TYPE BREAKDOWN2

June 30, 2020 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$89,270,675	39.1%
Investment Companies	59,303,755	26.0
Governments—Treasuries	26,889,491	11.8
Corporates—Investment Grade	23,049,507	10.1
Mortgage Pass-Throughs	4,649,067	2.0
Collateralized Mortgage Obligations	4,582,597	2.0
Corporates—Non-Investment Grade	3,738,668	1.6
Quasi-Sovereigns	3,304,398	1.5
Commercial Mortgage-Backed Securities	2,102,417	0.9
Emerging Markets—Treasuries	1,342,962	0.6
Emerging Markets—Sovereigns	1,337,248	0.6
Collateralized Loan Obligations	1,336,253	0.6
Government—Sovereign Bonds	888,847	0.4
Other[3]	2,620,435	1.2
Short-Term Investments	3,708,485	1.6

Total Investments	$228,124,805	100.0%

1	Long-term investments. Table shown includes investments of Underlying Portfolios.

2	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Table shown includes investments of Underlying Portfolios.

3	“Other” represents less than 0.3% weightings in the following security types: Asset-Backed Securities, Covered Bonds, Emerging Markets—Corporate Bonds, Inflation-Linked Securities and Rights.

BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$168,585,071	73.9%
Japan	7,940,874	3.5
United Kingdom	7,884,691	3.5
China	3,975,621	1.7
Spain	3,755,729	1.6
Italy	2,947,665	1.3
Switzerland	2,664,663	1.2
Australia	2,413,829	1.1
France	2,310,305	1.0
Netherlands	2,284,487	1.0
Canada	2,074,625	0.9
Germany	1,874,715	0.8
South Africa	1,855,238	0.8
Other	13,848,807	6.1
Short-Term Investments	3,708,485	1.6

Total Investments	$228,124,805	100.0%

1	All data are as of June 30, 2020. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Table shown includes investments of Underlying Portfolios. “Other” country weightings represent 0.7% or less in the following: Austria, Belgium, Brazil, Chile, Colombia, Denmark, Dominican Republic, El Salvador, Finland, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Ivory Coast, Luxembourg, Malaysia, Mexico, New Zealand, Nigeria, Norway, Peru, Russia, Saudi Arabia, Senegal, Singapore, South Korea, Sweden, Turkey and United Arab Emirates.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–39.5%
INFORMATION TECHNOLOGY–10.0%
COMMUNICATIONS EQUIPMENT–0.5%
Cisco Systems, Inc.	19,643	$916,150
F5 Networks, Inc.(a)	1,566	218,426
Nokia Oyj	5,379	23,505

		1,158,081

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
Arrow Electronics, Inc.(a)	311	21,363
CDW Corp./DE	4,280	497,250
Hitachi Ltd.	800	25,428

		544,041

IT SERVICES–2.1%
Atos SE(a)	121	10,374
Automatic Data Processing, Inc.	4,415	657,349
Fidelity National Information Services, Inc.	4,214	565,055
Fujitsu Ltd.	100	11,708
Genpact Ltd.	9,772	356,874
Mastercard, Inc.–Class A	240	70,968
Paychex, Inc.	539	40,829
PayPal Holdings, Inc.(a)	5,281	920,109
VeriSign, Inc.(a)	94	19,442
Visa, Inc.–Class A	11,094	2,143,028

		4,795,736

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
Applied Materials, Inc.	1,207	72,963
ASML Holding NV	153	55,969
Intel Corp.	10,326	617,804
KLA Corp.	2,502	486,589
Lam Research Corp.	236	76,337
NVIDIA Corp.	1,756	667,122
NXP Semiconductors NV	4,137	471,783
QUALCOMM, Inc.	7,812	712,533
STMicroelectronics NV	1,413	38,516
Texas Instruments, Inc.	7,464	947,704
Xilinx, Inc.	4,881	480,242

		4,627,562

SOFTWARE–3.6%
Adobe, Inc.(a)	1,196	520,630
Cadence Design Systems, Inc.(a)	763	73,218
Citrix Systems, Inc.	2,394	354,097
Constellation Software, Inc./Canada	28	31,615
Dropbox, Inc.–Class A(a)	1,871	40,732
Fortinet, Inc.(a)	508	69,733
Intuit, Inc.	270	79,971
Microsoft Corp.	26,796	5,453,254

NortonLifeLock, Inc.	2,854	$56,595
Oracle Corp.	13,809	763,223
ServiceNow, Inc.(a)	199	80,607
Trend Micro, Inc./Japan	400	22,354
VMware, Inc.–Class A(a)	3,123	483,628

		8,029,657

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.5%
Apple, Inc.	9,417	3,435,322

		22,590,399

HEALTH CARE–5.4%
BIOTECHNOLOGY–0.7%
Alnylam Pharmaceuticals, Inc.(a)(b)	57	8,442
Amgen, Inc.	156	36,794
Biogen, Inc.(a)	14	3,746
Gilead Sciences, Inc.	297	22,851
Incyte Corp.(a)	263	27,344
Regeneron Pharmaceuticals, Inc.(a)	866	540,081
Sarepta Therapeutics, Inc.(a)(b)	307	49,224
Vertex Pharmaceuticals, Inc.(a)	3,311	961,217

		1,649,699

HEALTH CARE EQUIPMENT & SUPPLIES–0.9%
Align Technology, Inc.(a)	1,244	341,403
Cochlear Ltd.	216	28,358
Coloplast A/S–Class B	221	34,447
Edwards Lifesciences Corp.(a)	9,953	687,852
Insulet Corp.(a)	95	18,455
Medtronic PLC	10,468	959,916

		2,070,431

HEALTH CARE PROVIDERS & SERVICES–1.4%
AmerisourceBergen Corp.–Class A	599	60,361
Anthem, Inc.	3,416	898,340
Humana, Inc.	122	47,306
Molina Healthcare, Inc.(a)	383	68,166
UnitedHealth Group, Inc.	6,611	1,949,914

		3,024,087

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.	981	67,247

LIFE SCIENCES TOOLS & SERVICES–0.1%
Bio-Rad Laboratories, Inc.–Class A(a)	110	49,664
Lonza Group AG	64	33,901
Sartorius Stedim Biotech	149	37,777

		121,342

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–2.3%
Astellas Pharma, Inc.	300	$5,010
Bausch Health Cos., Inc.(a)	1,153	21,096
Bayer AG	639	47,365
Eli Lilly & Co.	539	88,493
Johnson & Johnson	9,643	1,356,095
Merck & Co., Inc.	3,742	289,368
Novartis AG	90	7,841
Novo Nordisk A/S–Class B	807	52,574
Pfizer, Inc.	30,437	995,290
Roche Holding AG	218	75,526
Roche Holding AG (Sponsored ADR)	29,760	1,290,989
UCB SA	358	41,545
Zoetis, Inc.	6,505	891,446

		5,162,638

		12,095,444

COMMUNICATION SERVICES–4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.2%
Comcast Corp.–Class A	34,348	1,338,885
Elisa Oyj	558	33,955
Eutelsat Communications SA	622	5,754
Telecom Italia SpA/Milano (Savings Shares)	30,066	11,702
Telenor ASA	1,723	25,157
Verizon Communications, Inc.	21,059	1,160,983

		2,576,436

ENTERTAINMENT–0.7%
Activision Blizzard, Inc.	1,024	77,722
Electronic Arts, Inc.(a)	6,800	897,940
Netflix, Inc.(a)	215	97,834
Take-Two Interactive Software, Inc.(a)	3,067	428,061
Ubisoft Entertainment SA(a)	298	24,677

		1,526,234

INTERACTIVE MEDIA & SERVICES–2.7%
Alphabet, Inc.–Class A(a)	35	49,632
Alphabet, Inc.–Class C(a)	2,374	3,355,910
Facebook, Inc.–Class A(a)	11,642	2,643,549
Z Holdings Corp.	8,100	39,752

		6,088,843

MEDIA–0.0%
Omnicom Group, Inc.	1,182	64,537

WIRELESS TELECOMMUNICATION SERVICES–0.0%
T-Mobile US, Inc.(a)	698	72,697

		10,328,747

REAL ESTATE–4.2%
DIVERSIFIED REAL ESTATE ACTIVITIES–0.2%
City Developments Ltd.	5,800	35,444

Mitsubishi Estate Co., Ltd.	4,000	$59,607
Mitsui Fudosan Co., Ltd.	10,400	184,753
New World Development Co., Ltd.	9,000	42,733
Sumitomo Realty & Development Co., Ltd.	1,300	35,884
Sun Hung Kai Properties Ltd.	7,500	95,814
UOL Group Ltd.	7,700	37,859

		492,094

DIVERSIFIED REITS–0.2%
Activia Properties, Inc.	9	31,186
Alexander & Baldwin, Inc.	2,410	29,378
Armada Hoffler Properties, Inc.	3,732	37,134
Essential Properties Realty Trust, Inc.	3,674	54,522
Fibra Uno Administracion SA de CV	13,590	10,749
Gecina SA	310	38,287
Hulic Reit, Inc.	46	57,176
NIPPON REIT Investment Corp.	6	19,396
Stockland	35,747	82,890
United Urban Investment Corp.	66	71,085

		431,803

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.4%
American Campus Communities, Inc.	10,474	366,171
American Tower Corp.	178	46,020
Americold Realty Trust	11,730	425,799
CubeSmart	25,415	685,951
Mid-America Apartment Communities, Inc.	8,574	983,180
Prologis, Inc.	6,285	586,579
VICI Properties, Inc.	2,640	53,302

		3,147,002

HEALTH CARE REITS–0.3%
Assura PLC	88,610	85,984
Medical Properties Trust, Inc.	6,350	119,380
Omega Healthcare Investors, Inc.	3,307	98,317
Physicians Realty Trust	5,173	90,631
Welltower, Inc.	4,210	217,868

		612,180

HOTEL & RESORT REITS–0.0%
Japan Hotel REIT Investment Corp.	35	14,519
RLJ Lodging Trust	7,596	71,706

		86,225

INDUSTRIAL REITS–0.2%
Dream Industrial Real Estate Investment Trust	4,045	31,821

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Industrial & Infrastructure Fund Investment Corp.	26	$41,977
Nippon Prologis REIT, Inc.(a)	17	51,657
Rexford Industrial Realty, Inc.	2,061	85,387
Segro PLC	8,426	93,191
STAG Industrial, Inc.	2,689	78,842

		382,875

OFFICE REITS–0.4%
Alexandria Real Estate Equities, Inc.	1,007	163,386
Allied Properties Real Estate Investment Trust	1,685	50,838
Boston Properties, Inc.	1,715	155,002
CapitaLand Commercial Trust	49,000	59,969
Cousins Properties, Inc.	3,212	95,814
Daiwa Office Investment Corp.	6	33,138
Inmobiliaria Colonial Socimi SA	3,608	31,901
Japan Real Estate Investment Corp.	7	35,925
Kilroy Realty Corp.	1,309	76,838
Nippon Building Fund, Inc.	6	34,171
SL Green Realty Corp.	1,120	55,205
True North Commercial Real Estate Investment Trust	3,060	12,532

		804,719

REAL ESTATE DEVELOPMENT–0.1%
CIFI Holdings Group Co., Ltd.	46,000	36,237
CK Asset Holdings Ltd.	17,000	101,945
Instone Real Estate Group AG(a)(c)	2,310	50,118

		188,300

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.2%
Aroundtown SA	14,664	84,051
CBRE Group, Inc.–Class A(a)	7,436	336,256
Hulic Co., Ltd.	2,300	21,714

		442,021

REAL ESTATE OPERATING COMPANIES–0.4%
Azrieli Group Ltd.	471	21,467
CA Immobilien Anlagen AG	1,868	62,455
Deutsche Wohnen SE	1,840	82,682
Entra ASA(c)	3,370	43,199
Fabege AB	5,262	61,884
Grainger PLC	16,690	59,223
Kojamo Oyj	1,400	29,587
LEG Immobilien AG	400	50,734
PSP Swiss Property AG (REG)	420	47,307
Samhallsbyggnadsbolaget i Norden AB	15,690	40,313
Swire Properties Ltd.	16,000	40,851
Vonovia SE	3,383	206,779

Wharf Real Estate Investment Co., Ltd.	7,000	$33,604
Wihlborgs Fastigheter AB	3,320	54,612

		834,697

REAL ESTATE SERVICES–0.0%
Unibail-Rodamco-Westfield	357	20,122

RESIDENTIAL REITS–0.3%
American Homes 4 Rent–Class A	4,013	107,950
Bluerock Residential Growth REIT, Inc.	1,800	14,544
Camden Property Trust	1,152	105,085
Comforia Residential REIT, Inc.	10	29,828
Daiwa Securities Living Investments Corp.	54	50,291
Essex Property Trust, Inc.	572	131,085
Independence Realty Trust, Inc.	5,997	68,906
Killam Apartment Real Estate Investment Trust	6,151	79,379
Northview Apartment Real Estate Investment Trust	1,315	33,689
Sun Communities, Inc.	948	128,625

		749,382

RETAIL REITS–0.3%
AEON REIT Investment Corp.	40	42,528
Brixmor Property Group, Inc.	7,564	96,970
Eurocommercial Properties NV	2,200	28,374
Kenedix Retail REIT Corp.	8	14,978
Link REIT	11,768	96,617
National Retail Properties, Inc.	1,670	59,252
Realty Income Corp.	2,940	174,930
Retail Properties of America, Inc.–Class A	9,700	71,004
Simon Property Group, Inc.	679	46,430
SITE Centers Corp.	7,315	59,252
Vicinity Centres	78,676	78,857

		769,192

SPECIALIZED REITS–0.2%
Digital Realty Trust, Inc.	1,800	255,798
MGM Growth Properties LLC–Class A	2,660	72,379
National Storage Affiliates Trust	3,502	100,367
Safestore Holdings PLC	3,520	31,728

		460,272

		9,420,884

CONSUMER DISCRETIONARY–3.8%
AUTO COMPONENTS–0.3%
Aisin Seiki Co., Ltd.	100	2,931
JTEKT Corp.	2,400	18,739
Lear Corp.	83	9,049

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Magna International, Inc.–Class A (Canada)	595	$26,498
Magna International, Inc.–Class A (United States)	13,624	606,677
Sumitomo Rubber Industries Ltd.	2,900	28,723

		692,617

HOTELS, RESTAURANTS & LEISURE–0.0%
Aristocrat Leisure Ltd.	1,297	23,225
Domino’s Pizza, Inc.	75	27,708
Flutter Entertainment PLC	3	396
Flutter Entertainment PLC	35	4,588
La Francaise des Jeux SAEM(c)	865	26,736

		82,653

HOUSEHOLD DURABLES–0.1%
Electrolux AB–Class B	1,401	23,572
Garmin Ltd.	440	42,900
Panasonic Corp.	2,000	17,538

		84,010

INTERNET & DIRECT MARKETING RETAIL–1.4%
Amazon.com, Inc.(a)	889	2,452,591
Booking Holdings, Inc.(a)	321	511,141
eBay, Inc.	1,492	78,255
Zalando SE(a)(c)	510	36,180

		3,078,167

MULTILINE RETAIL–0.0%
Dollar General Corp.	83	15,812
Next PLC	568	34,390

		50,202

SPECIALTY RETAIL–1.5%
AutoZone, Inc.(a)	855	964,543
Hennes & Mauritz AB–Class B	812	11,852
Hikari Tsushin, Inc.	100	22,865
Home Depot, Inc. (The)	5,865	1,469,241
Lowe’s Cos., Inc.	128	17,295
O’Reilly Automotive, Inc.(a)	173	72,949
TJX Cos., Inc. (The)	17,965	908,311

		3,467,056

TEXTILES, APPAREL & LUXURY GOODS–0.5%
Burberry Group PLC	1,987	39,263
NIKE, Inc.–Class B	10,482	1,027,760
Pandora A/S	691	37,739
Ralph Lauren Corp.	664	48,153

		1,152,915

		8,607,620

FINANCIALS–3.1%
BANKS–1.5%
Banco de Sabadell SA	39,724	$13,957
Bank of America Corp.	49,286	1,170,542
BNP Paribas SA	308	12,306
Citigroup, Inc.	16,243	830,017
Mebuki Financial Group, Inc.	13,200	30,749
Mizuho Financial Group, Inc.	17,400	21,403
National Bank of Canada	210	9,516
PNC Financial Services Group, Inc. (The)	6,036	635,048
Societe Generale SA	1,237	20,682
Wells Fargo & Co.	27,050	692,480
Zions Bancorp NA	353	12,002

		3,448,702

CAPITAL MARKETS–0.7%
Amundi SA(c)	115	9,041
EQT AB	1,439	25,946
Franklin Resources, Inc.	1,240	26,003
Goldman Sachs Group, Inc. (The)	4,627	914,387
LPL Financial Holdings, Inc.	3,120	244,608
Magellan Financial Group Ltd.	631	25,767
Moody’s Corp.	270	74,177
Morgan Stanley	129	6,231
Nomura Holdings, Inc.	7,200	32,354
S&P Global, Inc.	195	64,249
Singapore Exchange Ltd.	2,600	15,646
T. Rowe Price Group, Inc.	547	67,554
TMX Group Ltd.	295	29,168

		1,535,131

DIVERSIFIED FINANCIAL SERVICES–0.2%
Berkshire Hathaway, Inc.–Class B(a)	2,363	421,819
M&G PLC	11,682	24,257

		446,076

INSURANCE–0.7%
Aegon NV	9,494	28,064
AIA Group Ltd.	400	3,743
Aviva PLC	6,731	22,814
CNP Assurances	1,861	21,585
iA Financial Corp., Inc.	539	18,049
Japan Post Holdings Co., Ltd.	1,300	9,278
Legal & General Group PLC	3,117	8,498
MetLife, Inc.	1,474	53,830
Progressive Corp. (The)	12,506	1,001,855
Reinsurance Group of America, Inc.–Class A	3,650	286,306
Sun Life Financial, Inc.	682	25,062

		1,479,084

		6,908,993

INDUSTRIALS–2.2%
AEROSPACE & DEFENSE–0.6%
BAE Systems PLC	3,420	20,450

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

L3Harris Technologies, Inc.(a)	4,168	$707,185
Raytheon Technologies Corp.	8,699	536,032

		1,263,667

BUILDING PRODUCTS–0.2%
Cie de Saint-Gobain	685	24,715
LIXIL Group Corp.	2,100	29,493
Masco Corp.	6,176	310,097

		364,305

COMMERCIAL SERVICES & SUPPLIES–0.0%
Copart, Inc.(a)	709	59,038

CONSTRUCTION & ENGINEERING–0.2%
ACS Actividades de Construccion y Servicios SA	241	6,194
AECOM(a)	14,402	541,227

		547,421

ELECTRICAL EQUIPMENT–0.4%
Acuity Brands, Inc.	652	62,422
Eaton Corp. PLC	8,323	728,096
Legrand SA	478	36,320
Prysmian SpA	357	8,282

		835,120

INDUSTRIAL CONGLOMERATES–0.4%
Honeywell International, Inc.	5,486	793,221
Toshiba Corp.	1,100	35,288

		828,509

MACHINERY–0.1%
Atlas Copco AB–Class B SHS	721	26,791
Cummins, Inc.	252	43,662
Ingersoll Rand, Inc.(a)	8,561	240,735
Mitsubishi Heavy Industries Ltd.	1,200	28,332
Spirax-Sarco Engineering PLC	57	7,017

		346,537

PROFESSIONAL SERVICES–0.0%
Adecco Group AG	30	1,414
CoStar Group, Inc.(a)	42	29,848
Persol Holdings Co., Ltd.	400	5,515
RELX PLC (London)	2,184	50,550

		87,327

ROAD & RAIL–0.2%
Canadian Pacific Railway Ltd.	102	25,945
Nippon Express Co., Ltd.	600	31,112
Norfolk Southern Corp.	1,815	318,659
Tobu Railway Co., Ltd.	400	13,216
West Japan Railway Co.	300	16,827

		405,759

TRADING COMPANIES & DISTRIBUTORS–0.1%
AerCap Holdings NV(a)	376	$11,581
United Rentals, Inc.(a)	1,798	267,974

		279,555

		5,017,238

CONSUMER STAPLES–2.1%
BEVERAGES–0.5%
Coca-Cola Amatil Ltd.	2,933	17,667
Monster Beverage Corp.(a)	91	6,308
PepsiCo, Inc.	8,187	1,082,813

		1,106,788

FOOD & STAPLES RETAILING–0.7%
Coles Group Ltd.	2,583	30,705
Costco Wholesale Corp.	1,143	346,569
J Sainsbury PLC	3,897	10,085
Koninklijke Ahold Delhaize NV	1,503	40,963
Walmart, Inc.	10,567	1,265,715

		1,694,037

FOOD PRODUCTS–0.2%
a2 Milk Co., Ltd.(a)	2,255	29,517
Ajinomoto Co., Inc.	700	11,617
Hershey Co. (The)	433	56,125
JBS SA	28,700	111,621
Mowi ASA	4,150	79,106
Nestle SA	499	55,324
WH Group Ltd.(c)	19,500	16,852

		360,162

HOUSEHOLD PRODUCTS–0.6%
Kimberly-Clark Corp.	121	17,103
Procter & Gamble Co. (The)	11,642	1,392,034

		1,409,137

PERSONAL PRODUCTS–0.0%
Unilever PLC	918	49,518

TOBACCO–0.1%
Altria Group, Inc.	1,684	66,097
Philip Morris International, Inc.	1,035	72,512
Swedish Match AB	343	24,201

		162,810

		4,782,452

ENERGY–1.9%
ENERGY EQUIPMENT & SERVICES–0.0%
Baker Hughes Co.–Class A	619	9,526

OIL, GAS & CONSUMABLE FUELS–1.9%
Aker BP ASA	3,070	56,813
BP PLC	73,913	283,164

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Cheniere Energy, Inc.(a)	703	$33,969
Chevron Corp.	11,683	1,042,474
ENEOS Holdings, Inc.	14,400	51,330
EOG Resources, Inc.	12,325	624,384
Exxon Mobil Corp.	6,440	287,996
HollyFrontier Corp.	531	15,505
LUKOIL PJSC (Sponsored ADR)	1,250	92,775
Motor Oil Hellas Corinth Refineries SA	3,430	47,381
OMV AG	344	11,608
PetroChina Co., Ltd.–Class H	462,000	154,488
Petroleo Brasileiro SA (Preference Shares)	31,500	124,828
Repsol SA(a)	22,014	10,717
Royal Dutch Shell PLC (Sponsored ADR)	12,232	372,464
Royal Dutch Shell PLC–Class B	44,047	667,766
TOTAL SA	9,842	379,492
Tupras Turkiye Petrol Rafinerileri AS(a)	2,750	35,974

		4,293,128

		4,302,654

MATERIALS–1.2%
CHEMICALS–0.3%
Akzo Nobel NV	387	34,768
Chr Hansen Holding A/S	179	18,463
Evonik Industries AG	2,148	54,710
Mitsubishi Chemical Holdings Corp.	4,600	26,826
Mitsui Chemicals, Inc.	1,400	29,283
Orbia Advance Corp. SAB de CV	34,563	51,082
Sumitomo Chemical Co., Ltd.	6,300	18,955
Teijin Ltd.	1,900	30,251
Umicore SA	324	15,294
Westlake Chemical Corp.	7,552	405,165
Yara International ASA	1,610	56,128

		740,925

CONSTRUCTION MATERIALS–0.0%
Grupo Cementos de Chihuahua SAB de CV	3,320	14,053

METALS & MINING–0.8%
Agnico Eagle Mines Ltd.	3,751	240,184
Alcoa Corp.(a)	5,080	57,099
Anglo American PLC	3,150	72,618
AngloGold Ashanti Ltd.	5,090	149,759
Antofagasta PLC	6,272	72,594
APERAM SA	2,580	72,329
ArcelorMittal SA(a)	7,000	74,143
BHP Group Ltd.	243	6,050
Boliden AB	2,635	60,438
Evolution Mining Ltd.	23,250	92,360
First Quantum Minerals Ltd.	8,481	67,593
Fortescue Metals Group Ltd.	373	3,626

Glencore PLC(a)	78,770	$167,796
Industrias Penoles SAB de CV	3,130	32,150
Korea Zinc Co., Ltd.	162	45,392
Lundin Mining Corp.	8,865	47,538
MMC Norilsk Nickel PJSC (ADR)(b)	1,300	34,229
Northern Star Resources Ltd.	5,420	51,116
Orocobre Ltd.(a)	5,420	8,797
OZ Minerals Ltd.	4,390	33,731
Pan American Silver Corp.	609	18,495
Polyus PJSC (GDR)(c)	730	61,419
Rio Tinto PLC	5,011	282,002
Sumitomo Metal Mining Co., Ltd.	1,400	39,438
Wheaton Precious Metals Corp.	770	33,866

		1,824,762

PAPER & FOREST PRODUCTS–0.1%
Suzano SA(a)	10,800	73,065

		2,652,805

UTILITIES–1.0%
ELECTRIC UTILITIES–0.9%
American Electric Power Co., Inc.	12,042	959,025
Endesa SA	790	19,597
Enel SpA	17,052	147,473
NextEra Energy, Inc.	2,693	646,778
Pinnacle West Capital Corp.	3,100	227,199
Red Electrica Corp. SA	1,728	32,330
Terna Rete Elettrica Nazionale SpA	5,431	37,461

		2,069,863

GAS UTILITIES–0.0%
Snam SpA	6,804	33,170
UGI Corp.	1,966	62,519

		95,689

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.0%
AES Corp./VA	1,569	22,735

MULTI-UTILITIES–0.1%
Atco Ltd./Canada–Class I	747	22,158
CenterPoint Energy, Inc.(b)	273	5,097
Consolidated Edison, Inc.	692	49,775
Sempra Energy	488	57,208
Suez	2,266	26,634
Veolia Environnement SA	571	12,894

		173,766

		2,362,053

TRANSPORTATION–0.0%
HIGHWAYS & RAILTRACKS–0.0%
Transurban Group	8,398	82,357

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares		U.S. $ Value

CONSUMER DURABLES & APPAREL–0.0%
HOMEBUILDING–0.0%
Persimmon PLC		950	$26,886
PulteGroup, Inc.		1,030	35,051

			61,937

SOFTWARE & SERVICES–0.0%
INTERNET SERVICES & INFRASTRUCTURE–0.0%
GDS Holdings Ltd. (ADR)(a)		500	39,830

CONSUMER SERVICES–0.0%
LEISURE FACILITIES–0.0%
Planet Fitness, Inc.(a)		285	17,262

Total Common Stocks (cost $71,598,165)			89,270,675

INVESTMENT COMPANIES–26.2%
FUNDS AND INVESTMENT TRUSTS–26.2%(d)(e)
AB Discovery Growth Fund, Inc.–Class Z		262,695	3,436,056
AB Trust–AB Discovery Value Fund–Class Z		168,544	2,548,380
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z		777,242	7,554,789
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z		2,288,556	25,059,684
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z		280,145	2,787,443
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		140,451	3,563,253
Sanford C. Bernstein Fund, Inc.–International Portfolio–Class Z		950,606	14,354,150

Total Investment Companies (cost $69,309,791)			59,303,755

	Principal Amount (000)
GOVERNMENTS– TREASURIES–11.9%
AUSTRALIA–0.3%
Australia Government Bond Series 150 3.00%, 03/21/2047(c)	AUD	765	665,298

AUSTRIA–0.7%
Republic of Austria Government Bond 0.75%, 02/20/2028(c)	EUR	1,220	$1,488,163

BELGIUM–0.3%
Kingdom of Belgium Government Bond Series 76 1.90%, 06/22/2038(c)		180	258,458
Series 87 0.90%, 06/22/2029(c)		240	296,593

			555,051

CANADA–0.2%
Canadian Government Bond 1.25%, 03/01/2025	CAD	685	525,622

CHINA–0.4%
China Government Bond Series INBK 3.39%, 03/16/2050	CNY	5,640	772,671

FINLAND–0.5%
Finland Government Bond 0.50%, 09/15/2027–09/15/2029(c)	EUR	988	1,187,062

GERMANY–0.2%
Bundesrepublik Deutschland Bundesanleihe Series 3 4.75%, 07/04/2034(c)		250	487,060

ITALY–0.9%
Italy Buoni Poliennali Del Tesoro 1.85%, 05/15/2024–07/01/2025(c)		1,020	1,207,525
2.45%, 09/01/2033(c)		520	647,059
3.85%, 09/01/2049(c)		3	4,557
Series CAC 2.45%, 09/01/2050(c)		198	233,576

			2,092,717

JAPAN–2.8%
Japan Government Ten Year Bond Series 357 0.10%, 12/20/2029	JPY	258,550	2,414,147
Series 358 0.10%, 03/20/2030		232,000	2,164,245
Japan Government Thirty Year Bond Series 62 0.50%, 03/20/2049		63,600	578,287
Series 65 0.40%, 12/20/2049		62,950	554,969

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Japan Government Twenty Year Bond Series 169 0.30%, 06/20/2039		JPY	31,650	$287,894
Series 171 0.30%, 12/20/2039			33,850	307,592

				6,307,134

MALAYSIA–0.1%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030		MYR	1,088	283,147

MEXICO–0.0%
Mexican Bonos Series M 8.00%, 11/07/2047		MXN	1,125	54,927

SPAIN–1.2%
Spain Government Bond 1.20%, 10/31/2040(c)		EUR	380	438,299
1.25%, 10/31/2030(c)			125	151,519
1.40%, 04/30/2028(c)			440	540,259
2.35%, 07/30/2033(c)			163	221,991
4.20%, 01/31/2037(c)			280	478,970
4.40%, 10/31/2023(c)			596	775,410

				2,606,448

UNITED KINGDOM–1.5%
United Kingdom Gilt 1.75%, 09/07/2037–01/22/2049(c)		GBP	2,237	3,476,746

UNITED STATES–2.8%
U.S. Treasury Bonds 2.375%, 11/15/2049		U.S.$	1,710	2,111,850
3.00%, 02/15/2048–02/15/2049			1,425	1,962,522
4.50%, 08/15/2039			455	724,445
U.S. Treasury Notes 1.50%, 02/15/2030			160	172,975
2.75%, 02/28/2025			1,270	1,415,653

				6,387,445

Total Governments–Treasuries (cost $26,534,762)				26,889,491

CORPORATES–INVESTMENT GRADE–10.2%
INDUSTRIAL–5.6%
BASIC–0.6%
Anglo American Capital PLC 5.375%, 04/01/2025(c)			200	226,046
Braskem Netherlands Finance BV 4.50%, 01/31/2030 (c)			200	182,156

Glencore Finance Europe Ltd.
3.125%, 03/26/2026(c)		GBP	110	$140,844
Series E 1.75%, 03/17/2025(c)		EUR	125	141,079
Inversiones CMPC SA 3.85%, 01/13/2030(c)		U.S.$	200	203,813
SABIC Capital II BV 4.00%, 10/10/2023(c)			335	357,194
SIG Combibloc PurchaseCo Sarl 1.875%, 06/18/2023(c)		EUR	140	159,797

				1,410,929

CAPITAL GOODS–0.3%
CNH Industrial Finance Europe SA 1.75%, 09/12/2025(c)			190	215,531
General Electric Co. 0.875%, 05/17/2025			101	109,347
3.45%, 05/01/2027		U.S.$	174	177,993
Rolls-Royce PLC 0.875%, 05/09/2024(c)		EUR	160	162,712
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	U.S.$		10	10,193
4.40%, 03/15/2024			67	70,840

				746,616

COMMUNICATIONS– MEDIA–0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028			7	7,827
Comcast Corp. 0.75%, 02/20/2032		EUR	155	169,181
Fox Corp. 4.709%, 01/25/2029		U.S.$	215	258,224
Prosus NV 3.68%, 01/21/2030(c)			220	230,725
ViacomCBS, Inc. 3.375%, 02/15/2028			55	58,517
3.50%, 01/15/2025			8	8,716
3.70%, 06/01/2028			23	24,993
4.00%, 01/15/2026			30	33,435
4.75%, 05/15/2025			205	234,266

				1,025,884

COMMUNICATIONS– TELECOMMUNICATIONS–0.4%
AT&T, Inc. 1.60%, 05/19/2028		EUR	275	316,464
2.50%, 03/15/2023			100	118,035
3.80%, 02/15/2027		U.S.$	12	13,476
Series B 2.875%, 03/02/2025(f)		EUR	100	106,631

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	145	$236,417
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(c)		200	216,602

			1,007,625

CONSUMER CYCLICAL– AUTOMOTIVE–0.5%
Aptiv Corp. 4.15%, 03/15/2024		49	52,802
BMW US Capital LLC 3.90%, 04/09/2025(c)		141	156,430
General Motors Co. 6.125%, 10/01/2025		14	15,732
6.80%, 10/01/2027		20	23,299
General Motors Financial Co., Inc. 5.10%, 01/17/2024		128	137,120
5.20%, 03/20/2023		17	18,167
Harley-Davidson Financial Services, Inc. 0.90%, 11/19/2024(c)	EUR	200	211,081
3.35%, 06/08/2025(c)	U.S.$	20	20,429
Lear Corp. 3.50%, 05/30/2030		49	48,317
3.80%, 09/15/2027		127	128,605
Volkswagen Bank GmbH 1.25%, 06/10/2024(c)	EUR	100	112,277
Volkswagen Leasing GmbH 2.625%, 01/15/2024(c)		73	86,040

			1,010,299

CONSUMER CYCLICAL– OTHER–0.1%
Las Vegas Sands Corp. 3.50%, 08/18/2026	U.S.$	89	88,755
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		109	118,452

			207,207

CONSUMER CYCLICAL– RESTAURANTS–0.0%
Starbucks Corp. 4.50%, 11/15/2048		75	89,159

CONSUMER CYCLICAL– RETAILERS–0.1%
AutoNation, Inc. 4.75%, 06/01/2030		52	56,453
Ralph Lauren Corp. 2.95%, 06/15/2030		47	48,261

			104,714

CONSUMER NON-CYCLICAL–0.9%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	270	$330,331
4.80%, 02/14/2029	U.S.$	35	40,842
Amgen, Inc. 4.663%, 06/15/2051		115	153,129
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		105	139,433
BAT Capital Corp. 3.215%, 09/06/2026		39	41,919
BAT Netherlands Finance BV 3.125%, 04/07/2028(c)	EUR	200	248,657
Baxter International, Inc. 0.40%, 05/15/2024		250	282,734
DH Europe Finance II SARL 0.45%, 03/18/2028		143	156,832
Kraft Heinz Foods Co. 2.25%, 05/25/2028(c)		195	216,072
Reynolds American, Inc. 4.45%, 06/12/2025	U.S.$	145	163,399
Takeda Pharmaceutical Co., Ltd. 0.75%, 07/09/2027	EUR	131	147,614
Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	U.S.$	163	175,029

			2,095,991

ENERGY–1.0%
BG Energy Capital PLC 5.125%, 12/01/2025(c)	GBP	140	212,773
Boardwalk Pipelines LP 4.80%, 05/03/2029	U.S.$	125	131,554
BP Capital Markets PLC 1.573%, 02/16/2027(c)	EUR	175	204,473
Energy Transfer Operating LP 3.75%, 05/15/2030	U.S.$	101	100,341
4.20%, 04/15/2027		33	34,496
5.50%, 06/01/2027		225	251,339
Eni SpA 4.25%, 05/09/2029(c)		270	295,188
Husky Energy, Inc. 4.40%, 04/15/2029		220	219,782
ONEOK, Inc. 3.10%, 03/15/2030		77	73,691
4.55%, 07/15/2028		189	198,231
6.35%, 01/15/2031		67	78,796
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		35	33,961
3.60%, 11/01/2024		116	118,743
4.50%, 12/15/2026		11	11,658
Saudi Arabian Oil Co. 2.875%, 04/16/2024(c)		200	207,800

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Valero Energy Corp. 6.625%, 06/15/2037	U.S.$	32	$41,865

			2,214,691

OTHER INDUSTRIAL–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(c)		200	211,812

SERVICES–0.1%
Expedia Group, Inc. 6.25%, 05/01/2025(c)		6	6,374
7.00%, 05/01/2025(c)		44	46,083
Global Payments, Inc. 3.75%, 06/01/2023		45	48,449
4.00%, 06/01/2023		83	89,938
IHS Markit Ltd. 3.625%, 05/01/2024		63	67,474

			258,318

TECHNOLOGY–0.5%
Baidu, Inc. 3.075%, 04/07/2025		205	214,547
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 01/15/2027		117	126,367
Broadcom, Inc. 4.11%, 09/15/2028(c)		187	204,449
4.25%, 04/15/2026(c)		56	62,252
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(c)		96	109,829
Fidelity National Information Services, Inc. 1.50%, 05/21/2027	EUR	100	116,063
Fiserv, Inc. 1.125%, 07/01/2027		200	227,160
Leidos, Inc. 3.625%, 05/15/2025(c)	U.S.$	19	20,694
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(c)		13	13,613
3.875%, 06/18/2026(c)		96	107,145

			1,202,119

TRANSPORTATION– AIRLINES–0.1%
Delta Air Lines, Inc. 7.00%, 05/01/2025(c)		99	102,190
Southwest Airlines Co. 5.25%, 05/04/2025		199	209,565

			311,755

TRANSPORTATION– SERVICES–0.4%
Adani Ports & Special Economic Zone Ltd. 3.95%, 01/19/2022(c)		200	201,500
Aviation Capital Group LLC 2.875%, 01/20/2022(c)		11	10,536

3.50%, 11/01/2027(c)	U.S.$	16	$13,183
3.875%, 05/01/2023(c)		39	37,011
4.125%, 08/01/2025(c)		2	1,799
4.875%, 10/01/2025(c)		20	18,345
DP World Crescent Ltd. 3.75%, 01/30/2030(c)		200	194,500
3.875%, 07/18/2029(c)		200	196,250
Heathrow Funding Ltd. 6.75%, 12/03/2026(c)	GBP	135	208,832

			881,956

			12,779,075

FINANCIAL INSTITUTIONS–4.3%
BANKING–3.0%
ABN AMRO Bank NV 4.75%, 07/28/2025(c)	U.S.$	225	248,256
AIB Group PLC 4.263%, 04/10/2025(c)		210	223,285
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(c)		215	238,674
Banco Santander SA 5.179%, 11/19/2025		200	225,178
Bank of America Corp. Series Z 6.50%, 10/23/2024(f)		77	82,492
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(f)		63	65,529
BNP Paribas SA 2.219%, 06/09/2026(c)		200	204,416
4.375%, 09/28/2025(c)		200	219,958
BPCE SA 4.625%, 07/11/2024(c)		200	217,808
Capital One Financial Corp. 1.65%, 06/12/2029	EUR	270	304,810
Citigroup, Inc. 1.50%, 07/24/2026(c)		155	180,204
5.95%, 01/30/2023(f)	U.S.$	90	89,609
Commonwealth Bank of Australia 4.50%, 12/09/2025(c)		205	230,666
Cooperatieve Rabobank UA 3.25%, 12/29/2026(c)(f)	EUR	200	206,200
Credit Suisse Group AG 2.193%, 06/05/2026(c)	U.S.$	250	253,227
Danske Bank A/S 3.244%, 12/20/2025(c)		350	362,922
5.375%, 01/12/2024(c)		200	223,006
DNB Bank ASA 6.50%, 03/26/2022(c)(f)		210	215,477
Goldman Sachs Group, Inc. (The) 1.25%, 05/01/2025(c)	EUR	190	216,389
Series O 5.30%, 11/10/2026(f)	U.S.$	10	10,112

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series P 5.00%, 11/10/2022(f)	U.S.$	53	$48,980
ING Groep NV 3.00%, 02/18/2026(c)	GBP	200	267,663
6.50%, 04/16/2025(f)	U.S.$	232	237,044
JPMorgan Chase & Co. 1.09%, 03/11/2027(c)	EUR	170	195,164
2.083%, 04/22/2026	U.S.$	64	66,519
3.22%, 03/01/2025		113	121,581
Morgan Stanley
Series G 1.375%, 10/27/2026	EUR	100	117,318
Series J 5.55%, 10/15/2020(f)	U.S.$	55	50,426
Nationwide Building Society 4.00%, 09/14/2026(c)		290	313,542
Nordea Bank Abp 3.75%, 08/30/2023(c)		240	257,897
Royal Bank of Scotland Group PLC Series U 2.628% (LIBOR 3 Month + 2.32%), 09/30/2027(f)(g)		200	183,606
Societe Generale SA 4.25%, 04/14/2025(c)		205	217,249
Standard Chartered PLC 2.27% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(f)(g)		200	161,038
Truist Financial Corp. Series Q 5.10%, 03/01/2030(f)		75	77,064
UBS Group AG 7.125%, 08/10/2021(c)(f)		230	234,584
Wells Fargo & Co. 2.393%, 06/02/2028		251	259,328
2.406%, 10/30/2025		64	66,608

			6,893,829

BROKERAGE–0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(f)		124	131,590

FINANCE–0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.50%, 07/15/2025		150	156,864
Air Lease Corp.
3.00%, 02/01/2030		5	4,634
3.875%, 07/03/2023		6	6,094
4.25%, 02/01/2024		26	26,587
Series G 3.75%, 06/01/2026		3	3,027
Synchrony Financial 3.95%, 12/01/2027		25	25,950

4.50%, 07/23/2025	U.S.$	51	$54,154

			277,310

INSURANCE–0.5%
Alleghany Corp. 3.625%, 05/15/2030		172	183,453
ASR Nederland NV 5.125%, 09/29/2045(c)	EUR	210	268,260
Centene Corp. 4.25%, 12/15/2027	U.S.$	28	28,882
4.625%, 12/15/2029		37	39,039
CNP Assurances 4.50%, 06/10/2047(c)	EUR	100	129,088
Credit Agricole Assurances SA 4.25%, 01/13/2025(c)(f)		200	241,519
Voya Financial, Inc. 5.65%, 05/15/2053	U.S.$	145	145,015

			1,035,256

REITS–0.6%
CyrusOne LP/CyrusOne Finance Corp. 1.45%, 01/22/2027	EUR	100	107,974
Digital Euro Finco LLC 2.50%, 01/16/2026(c)		220	267,255
Equinix, Inc. 2.875%, 02/01/2026		115	131,488
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023	U.S.$	10	10,195
Prologis Euro Finance LLC 0.375%, 02/06/2028	EUR	245	269,854
Welltower, Inc. 4.00%, 06/01/2025	U.S.$	238	262,833
WPC Eurobond BV 1.35%, 04/15/2028	EUR	100	110,475
2.125%, 04/15/2027		148	172,029
			1,332,103

			9,670,088

UTILITY–0.3%
ELECTRIC–0.3%
Abu Dhabi National Energy Co. PJSC 4.375%, 04/23/2025(c)	U.S.$	250	278,672
Enel Finance International NV 2.65%, 09/10/2024(c)		308	321,672

			600,344

Total Corporates–Investment Grade (cost $22,492,578)			23,049,507

MORTGAGE PASS-THROUGHS–2.1%
AGENCY FIXED RATE 30-YEAR–2.1%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 06/01/2049-10/01/2049		866	932,382

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp. Gold Series 2018 4.00%, 08/01/2048	U.S.$	66	$70,715
Series 2019 4.50%, 02/01/2049		244	267,115
Federal National Mortgage Association Series 2012 3.50%, 11/01/2042		337	368,618
Series 2013 3.50%, 04/01/2043		219	240,268
Series 2017 3.50%, 12/01/2047		73	76,537
Series 2018 3.50%, 02/01/2048-03/01/2048		652	686,805
4.50%, 09/01/2048		515	561,784
Series 2019 3.50%, 11/01/2049		206	219,722
Uniform Mortgage-Backed Security Series 2019 2.50%, 07/01/2049, TBA		1,175	1,225,121

Total Mortgage Pass-Throughs (cost $4,507,796)			4,649,067

COLLATERALIZED MORTGAGE OBLIGATIONS–2.0%
RISK SHARE FLOATING RATE–1.3%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 1.935% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(g)		220	204,808
Series 2019-2A, Class M2 3.285% (LIBOR 1 Month + 3.10%), 04/25/2029(c)(g)		150	138,929
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2
2.485% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(g)		72	70,486
Series 2019-R03, Class 1M2 2.335% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(g)		52	51,290

Series 2019-R04, Class 2M2 2.285% (LIBOR 1 Month + 2.10%), 06/25/2039(c)(g)	U.S.$	112	$108,655
Series 2019-R05, Class 1M2 2.185% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(g)		71	69,834
Series 2019-R06, Class 2M2 2.285% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(g)		113	109,495
Series 2019-R07, Class 1M2 2.285% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(g)		70	67,852
Eagle RE Ltd. Series 2018-1, Class M1 1.885% (LIBOR 1 Month + 1.70%), 11/25/2028(c)(g)		56	53,974
Federal Home Loan Mortgage Corp. Series 2019-HQA1, Class M2 2.535% (LIBOR 1 Month + 2.35%), 02/25/2049(c)(g)		46	44,635
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.185% (LIBOR 1 Month + 4.00%), 08/25/2024(g)		180	182,409
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M3 4.935% (LIBOR 1 Month + 4.75%), 10/25/2024(g)		119	121,736
Series 2019-DNA3, Class M2 2.235% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(g)		23	22,512

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 4.485% (LIBOR 1 Month + 4.30%), 02/25/2025(g)	U.S.$	67	$67,647
Series 2015-C02, Class 1M2 4.185% (LIBOR 1 Month + 4.00%), 05/25/2025(g)		92	93,233
Series 2015-C02, Class 2M2 4.185% (LIBOR 1 Month + 4.00%), 05/25/2025(g)		63	63,513
Series 2015-C03, Class 1M2 5.185% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		45	46,187
Series 2015-C03, Class 2M2
5.185% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		96	97,866
Series 2015-C04, Class 1M2 5.885% (LIBOR 1 Month + 5.70%), 04/25/2028(g)		41	42,821
Series 2015-C04, Class 2M2 5.735% (LIBOR 1 Month + 5.55%), 04/25/2028(g)		146	154,205
Series 2016-C01, Class 1M2 6.935% (LIBOR 1 Month + 6.75%), 08/25/2028(g)		52	54,302
Series 2016-C02, Class 1M2 6.185% (LIBOR 1 Month + 6.00%), 09/25/2028(g)		107	110,828
Series 2016-C06, Class 1M2 4.435% (LIBOR 1 Month + 4.25%), 04/25/2029(g)		110	115,024
Series 2017-C01, Class 1M2 3.735% (LIBOR 1 Month + 3.55%), 07/25/2029(g)		73	74,636

Series 2017-C02, Class 2M2 3.835% (LIBOR 1 Month + 3.65%), 09/25/2029(g)	U.S.$	151	$150,708
Series 2017-C05, Class 1M2 2.385% (LIBOR 1 Month + 2.20%), 01/25/2030(g)		129	126,641
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.435% (LIBOR 1 Month + 4.25%), 11/25/2024(g)(h)		20	18,733
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.184% (LIBOR 1 Month + 2.00%), 03/27/2024(g)(h)		118	107,923
Radnor Re Ltd. Series 2019-1, Class M1B 2.135% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(g)		140	139,166
STACR Trust Series 2018-DNA3, Class M2 2.285% (LIBOR 1 Month + 2.10%), 09/25/2048(c)(g)		174	167,458
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 5.435% (LIBOR 1 Month + 5.25%), 11/25/2025(g)(h)		100	91,002
Series 2015-WF1, Class 2M2 5.685% (LIBOR 1 Month + 5.50%), 11/25/2025(g)(h)		31	28,211

			2,996,719

AGENCY FLOATING RATE–0.5%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS 5.915% (6.10%–LIBOR 1 Month), 12/15/2044(g)(i)		484	100,047

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 4693, Class SL 5.965% (6.15%–LIBOR 1 Month), 06/15/2047(g)(i)	U.S.$	480	$109,966
Series 4719, Class JS 5.965% (6.15%–LIBOR 1 Month), 09/15/2047(g)(i)		383	64,556
Series 4727, Class SA 6.015% (6.20%–LIBOR 1 Month), 11/15/2047(g)(i)		527	104,239
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.356% (6.54%–LIBOR 1 Month), 12/25/2041(g)(i)		241	57,739
Series 2012-70, Class SA 6.366% (6.55%–LIBOR 1 Month), 07/25/2042(g)(i)		439	114,005
Series 2016-106, Class ES 5.816% (6.00%–LIBOR 1 Month), 01/25/2047(g)(i)		459	86,698
Series 2017-16, Class SG 5.866% (6.05%–LIBOR 1 Month), 03/25/2047(g)(i)		471	95,989
Series 2017-81, Class SA 6.016% (6.20%–LIBOR 1 Month), 10/25/2047(g)(i)		493	111,089
Series 2017-97, Class LS 6.016% (6.20%–LIBOR 1 Month), 12/25/2047(g)(i)		383	97,966
Government National Mortgage Association Series 2017-134, Class SE 6.01% (6.20%–LIBOR 1 Month), 09/20/2047(g)(i)		344	56,025
Series 2017-65, Class ST 5.96% (6.15%–LIBOR 1 Month), 04/20/2047(g)(i)		467	99,094

			1,097,413

NON-AGENCY FIXED RATE–0.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035	U.S.$	20	$18,236
Series 2006-24CB, Class A16 5.75%, 08/25/2036		98	75,463
Series 2006-28CB, Class A14 6.25%, 10/25/2036		72	54,136
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		49	43,655
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 07/25/2037		32	23,803
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 05/25/2036		45	34,439
Series 2006-13, Class 1A19 6.25%, 09/25/2036		24	16,947
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		89	63,724

			330,403

NON-AGENCY FLOATING RATE–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.375% (LIBOR 1 Month + 0.19%), 12/25/2036(g)		227	106,542
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.435% (LIBOR 1 Month + 0.25%), 03/25/2035(g)		60	51,520

			158,062

Total Collateralized Mortgage Obligations (cost $4,559,969)			4,582,597

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–NON- INVESTMENT GRADE–1.7%
INDUSTRIAL–1.3%
BASIC–0.3%
OCI NV 5.00%, 04/15/2023(c)	EUR	120	$135,599
Smurfit Kappa Acquisitions ULC 2.875%, 01/15/2026(c)		150	174,342
SPCM SA 4.875%, 09/15/2025(c)	U.S.$	200	202,300
WEPA Hygieneprodukte GmbH 2.875%, 12/15/2027(c)	EUR	120	131,787

			644,028

CAPITAL GOODS–0.1%
TransDigm, Inc. 6.25%, 03/15/2026(c)	U.S.$	110	109,677
Vertical Midco Gmbh 07/27 4.375 4.375%, 07/15/2027	EUR	140	157,290

			266,967

COMMUNICATIONS– MEDIA–0.0%
CSC Holdings LLC 6.75%, 11/15/2021	U.S.$	45	47,221

CONSUMER CYCLICAL –AUTOMOTIVE–0.2%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(c)	EUR	120	133,454
Ford Motor Co. 8.50%, 04/21/2023	U.S.$	108	114,189
Tenneco, Inc. 5.00%, 07/15/2024(c)	EUR	100	102,204

			349,847

CONSUMER CYCLICAL– ENTERTAINMENT–0.1%
Carnival PLC 1.00%, 10/28/2029		200	117,028

CONSUMER CYCLICAL– RETAILERS–0.0%
Dufry One BV 2.50%, 10/15/2024(c)		105	99,130

CONSUMER NON-CYCLICAL–0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(c)	U.S.$	61	61,768
4.625%, 01/15/2027(c)		46	45,997

Catalent Pharma Solutions, Inc. 2.375%, 03/01/2028(c)	EUR	165	$176,109
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(c)		120	131,215
Grifols SA 1.625%, 02/15/2025(c)		200	220,188

			635,277

OTHER INDUSTRIAL–0.1%
Rexel SA 2.125%, 06/15/2025(c)		120	132,058

SERVICES–0.1%
Arena Luxembourg Finance SARL 1.875%, 02/01/2028(c)		160	164,011
Q-Park Holding I BV 2.00%, 03/01/2027(c)		120	124,881

			288,892

TECHNOLOGY–0.0%
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(c)	U.S.$	14	14,524

TRANSPORTATION– SERVICES–0.1%
Chicago Parking Meters LLC 4.93%, 12/30/2025(j)		200	231,349

			2,826,321

FINANCIAL INSTITUTIONS–0.4%
BANKING–0.3%
Banco Santander SA 6.75%, 04/25/2022(c)(f)	EUR	200	230,317
Credit Suisse Group AG 7.50%, 12/11/2023 (c)(f)	U.S.$	200	215,006
Discover Financial Services Series D 6.125%, 06/23/2025(f)		117	120,474

			565,797

FINANCE–0.1%
Lincoln Financing SARL 3.625%, 04/01/2024(c)	EUR	120	123,049
Navient Corp. 6.625%, 07/26/2021	U.S.$	170	166,600

			289,649

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

REITS–0.0%
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(c)	U.S.$		58	$56,901

				912,347

Total Corporates–Non-Investment Grade (cost $3,870,987)				3,738,668

QUASI-SO VEREIGNS–1.5%
QUASI-SOVEREIGN BONDS–1.5%
CHILE–0.1%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(c)			200	217,500

CHINA–1.1%
China Development Bank Series 1805 4.88%, 02/09/2028		CNY	14,390	2,233,277
Series 1910 3.65%, 05/21/2029			2,040	293,846

				2,527,123

INDONESIA–0.2%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(c)		U.S.$	200	214,736
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 3.375%, 02/05/2030(c)			210	212,887

				427,623

MEXICO–0.1%
Petroleos Mexicanos 5.95%, 01/28/2031(c)			39	32,042
7.69%, 01/23/2050(c)			120	100,110

				132,152

Total Quasi-Sovereigns (cost $3,310,540)				3,304,398

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.9%
NON-AGENCY FLOATING RATE CMBS–0.6%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.185% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(g)			200	185,471

BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.185% (LIBOR 1 Month + 1.00%), 11/15/2033(g)(h)	U.S.$		375	$352,179
BHMS Series 2018-ATLS, Class A 1.435% (LIBOR 1 Month + 1.25%), 07/15/2035(g)(h)			158	149,738
BX Trust Series 2018-EXCL, Class A 1.272% (LIBOR 1 Month + 1.09%), 09/15/2037(c)(g)			163	145,381
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.224% (LIBOR 1 Month + 1.03%), 12/19/2030(c)(g)			166	157,329
Invitation Homes Trust Series 2018-SFR4, Class A 1.294% (LIBOR 1 Month + 1.10%), 01/17/2038(c)(g)			216	215,341
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.135% (LIBOR 1 Month + 1.95%), 11/15/2026(g)(h)			90	81,562
Starwood Retail Property Trust Series 2014-STAR, Class A 1.655% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(g)			176	134,251

				1,421,252

NON-AGENCY FIXED RATE CMBS–0.3%
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 04/10/2031(c)			276	271,314
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class E 5.324%, 05/15/2045(c)			119	70,466

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(c)	U.S.$		161	$163,236
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.613%, 09/15/2048			197	176,149

				681,165

Total Commercial Mortgage-Backed Securities (cost $2,289,669)				2,102,417

EMERGING MARKETS– TREASURIES–0.6%
SOUTH AFRICA–0.6%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $1,301,223)		ZAR	25,282	1,342,962

EMERGING MARKETS –SOVEREIGNS–0.6%
BRAZIL–0.1%
Brazilian Government International Bond 3.875%, 06/12/2030		U.S.$	200	193,000

DOMINICAN REPUBLIC–0.1%
Dominican Republic International Bond 5.95%, 01/25/2027(c)			190	191,128

EL SALVADOR–0.0%
El Salvador Government International Bond 7.125%, 01/20/2050(c)			150	122,250

IVORY COAST–0.1%
Ivory Coast Government International Bond 5.875%, 10/17/2031(c)		EUR	200	211,007

NIGERIA–0.1%
Nigeria Government International Bond 6.75%, 01/28/2021(c)	U.S.$		200	202,688

SENEGAL–0.1%
Senegal Government International Bond 6.25%, 05/23/2033(c)			200	203,563

SOUTH AFRICA–0.1%
Republic of South Africa Government International Bond 4.30%, 10/12/2028	U.S.$		230	$213,612

Total Emerging Markets–Sovereigns (cost $1,317,940)				1,337,248

COLLATERALIZED LOAN OBLIGATIONS–0.6%
CLO–FLOATING RATE–0.6%
ICG US CLO Ltd. Series 2015-1A, Class A1R 2.275% (LIBOR 3 Month + 1.14%), 10/19/2028(c)(g)			300	294,448
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 1.566% (LIBOR 3 Month + 1.18%), 11/18/2031(c)(g)			320	311,832
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 2.365% (LIBOR 3 Month + 1.23%), 01/20/2032(c)(g)			250	241,622
Voya CLO Ltd. Series 2016-3A, Class A1R 2.325% (LIBOR 3 Month + 1.19%), 10/18/2031(c)(g)			500	488,351

Total Collateralized Loan Obligations (cost $1,370,000)				1,336,253

GOVERNMENTS– SOVEREIGN BONDS–0.4%
CHILE–0.1%
Chile Government International Bond 1.625%, 01/30/2025		EUR	125	147,108

COLOMBIA–0.1%
Colombia Government International Bond 3.125%, 04/15/2031		U.S.$	315	312,795

PERU–0.1%
Peruvian Government International Bond 2.392%, 01/23/2026			205	212,944

SAUDI ARABIA–0.1%
Saudi Government International Bond 3.25%, 10/26/2026(c)			200	216,000

Total Governments–Sovereign Bonds (cost $865,439)				888,847

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

COVERED BONDS–0.3%
Swedbank Hypotek AB Series 194 1.00%, 09/18/2024(c)	SEK	2,400	$266,191
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/2021(c)	EUR	140	156,159
UBS AG/London 4.00%, 04/08/2022(c)		158	190,985
1.375%, 04/16/2021(c)		140	159,429

Total Covered Bonds (cost $765,813)			772,764

EMERGING MARKETS– CORPORATE BONDS–0.3%
INDUSTRIAL–0.3%
COMMUNICATIONS– MEDIA–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)	U.S.$	200	180,500

CONSUMER NON-CYCLICAL–0.1%
BRF GmbH 4.35%, 09/29/2026(c)		200	193,000

TRANSPORTATION– SERVICES–0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(c)		200	211,000

			584,500

UTILITY–0.0%
ELECTRIC–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(h)		14	13,752

Total Emerging Markets–Corporate Bonds (cost $620,690)			598,252

INFLATION-LINKED SECURITIES–0.2%
UNITED STATES–0.2%
U.S. Treasury Inflation Index 2.125%, 02/15/2040 (TIPS) (cost $548,986)		382	563,272

ASSET-BACKED SECURITIES–0.2%
OTHER ABS–FIXED RATE–0.1%
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 07/15/2025(c)		8	7,668

	Principal Amount (000)		U.S. $ Value

SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/2020(c)	U.S.$	251	$251,261
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 02/25/2026(c)		13	12,759

			271,688

AUTOS–FIXED RATE–0.1%
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(c)		116	117,389
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(c)		100	101,400
Series 2017-4, Class A 2.07%, 04/15/2022(c)		1	662

			219,451

Total Asset-Backed Securities (cost $487,755)			491,139

		Shares
RIGHTS–0.1%
COMMUNICATION SERVICES–0.0%
WIRELESS TELECOMMUNICATION SERVICES–0.0%
T-Mobile US, Inc., expiring 07/27/2020(a)		698	117

ENERGY–0.1%
OIL, GAS & CONSUMABLE FUELS–0.1%
Repsol SA, expiring 07/06/2020(a)		22,014	194,515

INDUSTRIALS–0.0%
CONSTRUCTION & ENGINEERING–0.0%
ACS Actividades de Construccion y Servicios SA, expiring 07/07/2020(a)		241	376

Total Rights (cost $357,915)			195,008

SHORT-TERM INVESTMENTS–1.7%
INVESTMENT COMPANIES–1.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(d)(e)(k) (cost $2,157,296)		2,157,296	2,157,296

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS– TREASURIES–0.7%
JAPAN–0.7%
Japan Treasury Discount Bill Series 909 Zero Coupon, 08/24/2020 (cost $1,558,236)	JPY	167,450	$1,551,189

Total Short-Term Investments (cost $3,715,532)			3,708,485

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–101.0% (cost $219,825,550)			228,124,805

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(d)(e)(k) (cost $36,400)	JPY	36,400	$36,400

TOTAL INVESTMENTS–101.0% (cost $219,861,950)			228,161,205
Other assets less liabilities–(1.0)%			(2,229,688)

NET ASSETS–100.0%			$225,931,517

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
3 Yr Australian Bond Futures	27	September 2020	$2,181,140	$876
10 Yr Canadian Bond Futures	9	September 2020	1,019,726	(2,296)
Euro-BOBL Futures	56	September 2020	8,492,398	29,304
Euro-Schatz Futures	7	September 2020	881,925	582

Sold Contracts
10 Yr Australian Bond Futures	25	September 2020	2,566,972	(12,918)
Euro-Bund Futures	25	September 2020	4,958,003	(68,235)
U.S. T-Note 2 Yr (CBT) Futures	4	September 2020	883,313	(98)
U.S. T-Note 10 Yr (CBT) Futures	1	September 2020	139,172	(408)

				$(53,193)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	1,235	SGD	1,748	08/27/2020	$19,764
Bank of America, NA	USD	1,354	RUB	98,683	07/14/2020	30,099
Barclays Bank PLC	IDR	11,256,196	USD	772	07/23/2020	(200)
Barclays Bank PLC	INR	46,153	USD	603	07/23/2020	(6,220)
Barclays Bank PLC	TWD	18,408	USD	619	08/20/2020	(12,051)
Barclays Bank PLC	CNY	101	USD	14	09/14/2020	(43)
Barclays Bank PLC	USD	784	CNY	5,561	08/13/2020	1,098

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	635	TWD	18,654	08/20/2020	$3,983
Barclays Bank PLC	USD	292	INR	22,043	07/23/2020	(1,098)
Barclays Bank PLC	USD	482	INR	37,823	07/23/2020	17,576
Barclays Bank PLC	USD	616	KRW	759,151	08/13/2020	16,487
Barclays Bank PLC	USD	279	IDR	4,027,963	07/23/2020	(2,969)
BNP Paribas SA	ZAR	10,538	USD	608	07/17/2020	2,020
BNP Paribas SA	BRL	3,968	USD	725	07/02/2020	(5,050)
BNP Paribas SA	CAD	972	USD	697	08/06/2020	(18,910)
BNP Paribas SA	USD	635	SGD	885	08/27/2020	68
BNP Paribas SA	USD	956	CAD	1,281	08/06/2020	(12,946)
BNP Paribas SA	USD	712	PLN	2,838	07/29/2020	5,137
BNP Paribas SA	USD	550	CNY	3,900	08/13/2020	965
BNP Paribas SA	USD	737	BRL	3,968	07/02/2020	(7,037)
BNP Paribas SA	USD	513	IDR	7,667,950	07/23/2020	13,577
BNP Paribas SA	USD	603	IDR	8,598,126	07/23/2020	(13,220)
Citibank, NA	COP	1,475,038	USD	392	07/15/2020	1
Citibank, NA	CLP	957,843	USD	1,167	07/15/2020	162
Citibank, NA	CLP	507,655	USD	616	07/15/2020	(2,272)
Citibank, NA	TWD	35,100	USD	1,181	08/20/2020	(21,455)
Citibank, NA	INR	18,872	USD	242	07/23/2020	(7,711)
Citibank, NA	MXN	16,880	USD	736	08/07/2020	5,138
Citibank, NA	BRL	4,279	USD	800	08/04/2020	14,238
Citibank, NA	BRL	7,602	USD	1,388	07/02/2020	(9,674)
Citibank, NA	BRL	3,959	USD	744	07/02/2020	16,461
Citibank, NA	GBP	3,240	USD	3,963	07/17/2020	(52,197)
Citibank, NA	GBP	1,051	USD	1,332	07/17/2020	28,940
Citibank, NA	EUR	817	USD	924	08/06/2020	6,268
Citibank, NA	CHF	671	USD	700	08/28/2020	(9,644)
Citibank, NA	CNY	388	USD	55	09/14/2020	47
Citibank, NA	USD	1,435	BRL	7,602	07/02/2020	(36,951)
Citibank, NA	USD	723	BRL	3,959	07/02/2020	5,038
Citibank, NA	USD	448	RUB	33,244	07/14/2020	18,221
Citibank, NA	USD	1,173	TWD	34,470	08/20/2020	7,883
Citibank, NA	USD	1,486	CLP	1,141,249	07/15/2020	(96,408)
Credit Suisse International	NOK	6,258	USD	613	07/15/2020	(37,603)
Credit Suisse International	SGD	1,749	USD	1,232	08/27/2020	(23,163)
Credit Suisse International	CHF	672	USD	712	08/28/2020	1,537
Credit Suisse International	USD	1,208	PLN	4,877	07/29/2020	24,424
Credit Suisse International	USD	611	ZAR	10,173	07/17/2020	(26,211)
Deutsche Bank AG	JPY	190,927	USD	1,754	08/07/2020	(15,351)
Deutsche Bank AG	USD	488	INR	36,915	07/23/2020	(875)
Goldman Sachs Bank USA	MYR	6,574	USD	1,601	08/13/2020	70,219
Goldman Sachs Bank USA	CAD	727	USD	524	08/06/2020	(11,337)
Goldman Sachs Bank USA	USD	406	MYR	1,681	08/13/2020	(14,156)
HSBC Bank USA	CNY	2,622	USD	370	08/13/2020	(111)
HSBC Bank USA	USD	814	TWD	23,759	08/20/2020	(11)
JPMorgan Chase Bank, NA	IDR	2,455,148	USD	153	07/23/2020	(15,261)
JPMorgan Chase Bank, NA	NOK	7,175	USD	706	07/15/2020	(39,256)
JPMorgan Chase Bank, NA	GBP	671	USD	830	07/17/2020	(1,186)
JPMorgan Chase Bank, NA	USD	637	EUR	563	08/06/2020	(3,357)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	SEK	9,783	USD	1,004	07/15/2020	$(46,495)
Morgan Stanley & Co., Inc.	RUB	7,644	USD	102	07/14/2020	(4,883)
Morgan Stanley & Co., Inc.	BRL	7,611	USD	1,400	07/02/2020	541
Morgan Stanley & Co., Inc.	CAD	717	USD	527	08/06/2020	(684)
Morgan Stanley & Co., Inc.	GBP	705	USD	870	07/17/2020	(3,503)
Morgan Stanley & Co., Inc.	USD	881	MYR	3,656	08/13/2020	(29,885)
Morgan Stanley & Co., Inc.	USD	770	SEK	7,176	07/15/2020	362
Morgan Stanley & Co., Inc.	USD	1,390	BRL	7,611	07/02/2020	9,686
Morgan Stanley & Co., Inc.	USD	1,399	BRL	7,611	08/04/2020	(1,340)
Morgan Stanley & Co., Inc.	USD	1,371	NOK	13,438	07/15/2020	24,759
Natwest Markets PLC	COP	3,103,133	USD	779	07/15/2020	(46,020)
Natwest Markets PLC	CNY	25,803	USD	3,641	08/13/2020	(1,970)
Natwest Markets PLC	USD	383	TRY	2,641	07/28/2020	261
Natwest Markets PLC	USD	822	COP	3,089,385	07/15/2020	(828)
Standard Chartered Bank	IDR	6,792,527	USD	421	07/23/2020	(45,207)
Standard Chartered Bank	KRW	756,283	USD	629	08/13/2020	(1,332)
Standard Chartered Bank	INR	18,683	USD	246	07/23/2020	(705)
Standard Chartered Bank	USD	792	INR	59,999	07/23/2020	603
State Street Bank & Trust Co.	JPY	715,128	USD	6,581	08/07/2020	(45,530)
State Street Bank & Trust Co.	EUR	17,283	USD	19,551	08/06/2020	119,081
State Street Bank & Trust Co.	JPY	9,891	USD	92	08/07/2020	698
State Street Bank & Trust Co.	ZAR	18,895	USD	1,049	07/17/2020	(37,822)
State Street Bank & Trust Co.	JPY	18,160	USD	169	09/14/2020	699
State Street Bank & Trust Co.	PLN	4,879	USD	1,161	07/29/2020	(72,460)
State Street Bank & Trust Co.	ZAR	4,970	USD	294	07/17/2020	8,255
State Street Bank & Trust Co.	AUD	1,012	USD	704	08/13/2020	5,361
State Street Bank & Trust Co.	NZD	1,233	USD	785	08/06/2020	(10,219)
State Street Bank & Trust Co.	DKK	559	USD	82	07/15/2020	(2,647)
State Street Bank & Trust Co.	CAD	537	USD	394	08/06/2020	(2,130)
State Street Bank & Trust Co.	MXN	365	USD	16	09/14/2020	712
State Street Bank & Trust Co.	NOK	324	USD	35	09/14/2020	1,084
State Street Bank & Trust Co.	GBP	340	USD	416	07/17/2020	(4,814)
State Street Bank & Trust Co.	EUR	110	USD	124	08/06/2020	(70)
State Street Bank & Trust Co.	ILS	77	USD	22	09/14/2020	179
State Street Bank & Trust Co.	AUD	53	USD	37	09/14/2020	206
State Street Bank & Trust Co.	AUD	63	USD	41	09/14/2020	(2,022)
State Street Bank & Trust Co.	GBP	23	USD	28	09/14/2020	(385)
State Street Bank & Trust Co.	EUR	12	USD	13	09/14/2020	(5)
State Street Bank & Trust Co.	USD	10	GBP	8	09/14/2020	36
State Street Bank & Trust Co.	USD	79	AUD	116	09/14/2020	1,442
State Street Bank & Trust Co.	USD	19	GBP	15	09/14/2020	(490)
State Street Bank & Trust Co.	USD	47	CAD	64	08/06/2020	(99)
State Street Bank & Trust Co.	USD	104	SGD	144	09/14/2020	(638)
State Street Bank & Trust Co.	USD	103	EUR	91	09/14/2020	(808)
State Street Bank & Trust Co.	USD	39	CHF	37	09/14/2020	(117)
State Street Bank & Trust Co.	USD	602	GBP	491	07/17/2020	7,335
State Street Bank & Trust Co.	USD	760	CHF	735	08/28/2020	16,357
State Street Bank & Trust Co.	USD	787	EUR	696	08/06/2020	(4,275)
State Street Bank & Trust Co.	USD	498	EUR	444	08/06/2020	1,418
State Street Bank & Trust Co.	USD	232	GBP	182	07/17/2020	(6,379)

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	155	JPY	16,532	09/14/2020	$(1,401)
State Street Bank & Trust Co.	USD	70	HKD	541	08/13/2020	11
State Street Bank & Trust Co.	USD	695	MXN	15,723	08/07/2020	(14,666)
State Street Bank & Trust Co.	USD	112	JPY	11,989	08/07/2020	(882)
State Street Bank & Trust Co.	USD	112	JPY	12,180	08/07/2020	712

						$(385,496)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	CounterParty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call
OTC–1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	0.55%	07/17/2020	USD	2,930	$12,782	$(18,896)
OTC–1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	0.46	07/29/2020	USD	2,930	11,574	(10,872)

							$24,356	$(29,768)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CAD	3,780	05/22/2024	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	$142,556	$2	$142,554
CAD	3,270	01/14/2025	3 Month CDOR	1.950%	Semi-Annual/ Semi-Annual	137,306	6	137,300
CAD	689	01/14/2050	2.210%	3 Month CDOR	Semi-Annual/ Semi-Annual	(110,280)	2	(110,282)

						$169,582	$10	$169,572

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	8.64%	USD	450	$(57,540)	$(8,751)	$(48,789)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	60	(18,749)	(7,862)	(10,887)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	55	(17,187)	(7,378)	(9,809)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	69	(21,555)	(10,465)	(11,090)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	21.20%	USD	11	$(3,437)	$(1,751)	$(1,686)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	70	(21,868)	(10,307)	(11,561)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	9	(2,812)	(510)	(2,302)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	8	(2,500)	(927)	(1,573)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	53	(16,562)	(5,990)	(10,572)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	52	(16,249)	(5,874)	(10,375)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	4	(1,250)	(354)	(896)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	8	(2,499)	(721)	(1,779)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	8	(2,500)	(781)	(1,719)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	15	(4,687)	(1,600)	(3,087)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	78	(24,374)	(10,488)	(13,886)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	53	(16,562)	(5,579)	(10,983)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	75	(23,431)	(11,391)	(12,039)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	58	(18,119)	(9,366)	(8,753)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	82	(25,617)	(13,432)	(12,185)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	5	(1,562)	(750)	(812)

						$(299,060)	$(114,277)	$(184,783)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	10,000	07/11/2024	2.416%	CPI#	Maturity	$(674,342)	$–0–	$(674,342)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Non-income producing security.

AB Variable Products Series Fund

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the aggregate market value of these securities amounted to $34,613,799 or 15.3% of net assets.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at June 30, 2020.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.39% of net assets as of June 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.185%, 11/15/2033	12/04/2017	$375,000	$352,179	0.16%
BHMS Series 2018-ATLS, Class A 1.435%, 07/15/2035	07/13/2018	158,046	149,738	0.07%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.435%, 11/25/2024	11/06/2015	20,144	18,733	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.135%, 11/15/2026	11/16/2015	89,639	81,562	0.04%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.184%, 03/27/2024	03/21/2019	118,481	107,923	0.05%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	14,000	13,752	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.435%, 11/25/2025	09/28/2015	99,671	91,002	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.685%, 11/25/2025	09/28/2015	30,416	28,211	0.01%

(i)	Inverse interest only security.

(j)	Fair valued by the Adviser.

(k)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CAC—Cotation Assistée en Continu (Continuous Assisted Quotation)

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rates

PJSC—Public Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $148,358,463)	$166,663,754	(a)
Affiliated issuers (cost $71,503,487—including investment of cash collateral for securities loaned of $36,400)	61,497,451
Cash	93
Cash collateral due from broker	920,355
Foreign currencies, at value (cost $143,123)	146,582
Unaffiliated interest and dividends receivable	722,082
Unrealized appreciation on forward currency exchange contracts	509,149
Receivable for investment securities sold and foreign currency transactions	312,198
Receivable for variation margin on futures	11,185
Receivable for capital stock sold	7,166
Receivable for variation margin on centrally cleared swaps	1,580
Affiliated dividends receivable	406
Other assets	4,406

Total assets	230,796,407

LIABILITIES
Swaptions written, at value (premiums received $24,356)	29,768
Payable for investment securities purchased and foreign currency transactions	2,555,445
Unrealized depreciation on forward currency exchange contracts	894,645
Unrealized depreciation on inflation swaps	674,342
Market value on credit default swaps (net premiums received $114,277)	299,060
Payable for capital stock redeemed	116,010
Advisory fee payable	61,888
Distribution fee payable	42,292
Payable for collateral received on securities loaned	36,400
Administrative fee payable	27,192
Directors’ fees payable	2,053
Transfer Agent fee payable	117
Accrued expenses and other liabilities	125,678

Total liabilities	4,864,890

NET ASSETS	$225,931,517

COMPOSITION OF NET ASSETS
Capital stock, at par	$23,576
Additional paid-in capital	204,770,686
Distributable earnings	21,137,255

	$225,931,517

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$20,853,461	2,146,904	$9.71

B	$205,078,056	21,429,499	$9.57

(a)	Includes securities on loan with a value of $96,993 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Interest (net of foreign taxes withheld of $3,187)	$1,028,025
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $21,964)	1,011,031
Affiliated issuers	5,158
Securities lending income	1,099

2,045,313

EXPENSES
Advisory fee (see Note B)	628,243
Distribution fee—Class B	258,572
Transfer agency—Class A	267
Transfer agency—Class B	2,559
Custody and accounting	86,522
Audit and tax	43,082
Administrative	41,774
Printing	31,317
Legal	17,323
Directors’ fees	10,982
Miscellaneous	10,756

Total expenses	1,131,397
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(240,358)

Net expenses	891,039

Net investment income	1,154,274

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Affiliated Underlying Portfolios	(38,745)
Investment transactions(a)	689,676
Forward currency exchange contracts	382,639
Futures	1,322,546
Swaps	(1,333,322)
Swaptions written	13,411
Foreign currency transactions	(426,836)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(7,384,674)
Investments(b)	(8,686,419)
Forward currency exchange contracts	352,070
Futures	109,161
Swaps	7,716
Swaptions written	(5,412)
Foreign currency denominated assets and liabilities	(462)

Net loss on investment and foreign currency transactions	(14,998,651)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(13,844,377)

(a)	Net of foreign capital gains taxes of $7,299.

(b)	Net of increase in accrued foreign capital gains taxes of $916.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,154,274		$4,063,721
Net realized gain on investment and foreign currency transactions	609,369		8,220,863
Net realized gain distributions from Underlying Portfolios	–0	–	303,518
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(15,608,020)		29,876,573

Net increase (decrease) in net assets from operations	(13,844,377)		42,464,675
Distributions to Shareholders
Class A	–0	–	(3,532,547)
Class B	–0	–	(32,838,881)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(15,641,629)		5,082,781

Total increase (decrease)	(29,486,006)		11,176,028
NET ASSETS
Beginning of period	255,417,523		244,241,495

End of period	$225,931,517		$255,417,523

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily

AB Variable Products Series Fund

traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$22,402,545		$187,854		$–0	–	$22,590,399
Health Care	11,731,100		364,344		–0	–	12,095,444
Communication Services	10,187,750		140,997		–0	–	10,328,747
Real Estate	6,670,931		2,749,953		–0	–	9,420,884
Consumer Discretionary	8,278,883		328,737		–0	–	8,607,620
Financials	6,582,903		326,090		–0	–	6,908,993
Industrials	4,675,722		341,516		–0	–	5,017,238
Consumer Staples	4,416,897		365,555		–0	–	4,782,452
Energy	2,614,638		1,688,016		–0	–	4,302,654
Materials	1,135,938		1,516,867		–0	–	2,652,805
Utilities	2,052,494		309,559		–0	–	2,362,053
Transportation	–0	–	82,357		–0	–	82,357
Consumer Durables & Apparel	35,051		26,886		–0	–	61,937
Software & Services	39,830		–0	–	–0	–	39,830
Consumer Services	17,262		–0	–	–0	–	17,262
Investment Companies	59,303,755		–0	–	–0	–	59,303,755
Governments—Treasuries	–0	–	26,889,491		–0	–	26,889,491
Corporates—Investment Grade	–0	–	23,049,507		–0	–	23,049,507
Mortgage Pass-Throughs	–0	–	4,649,067		–0	–	4,649,067
Collateralized Mortgage Obligations	–0	–	4,582,597		–0	–	4,582,597
Corporates—Non-Investment Grade	–0	–	3,738,668		–0	–	3,738,668
Quasi-Sovereigns	–0	–	3,304,398		–0	–	3,304,398
Commercial Mortgage-Backed Securities	–0	–	2,102,417		–0	–	2,102,417
Emerging Markets—Treasuries	–0	–	1,342,962		–0	–	1,342,962
Emerging Markets—Sovereigns	–0	–	1,337,248		–0	–	1,337,248
Collateralized Loan Obligations	–0	–	1,336,253		–0	–	1,336,253
Governments—Sovereign Bonds	–0	–	888,847		–0	–	888,847
Covered Bonds	–0	–	772,764		–0	–	772,764
Emerging Markets—Corporate Bonds	–0	–	598,252		–0	–	598,252
Inflation-Linked Securities	–0	–	563,272		–0	–	563,272
Asset-Backed Securities	–0	–	491,139		–0	–	491,139
Rights	493		194,515		–0	–	195,008
Short-Term Investments:
Investment Companies	2,157,296		–0	–	–0	–	2,157,296
Governments—Treasuries	–0	–	1,551,189		–0	–	1,551,189
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	36,400		–0	–	–0	–	36,400

Total Investments in Securities	142,339,888		85,821,317		–0	–	228,161,205
Other Financial Instruments(a):
Assets:
Futures	30,762		–0	–	–0	–	30,762	(b)
Forward Currency Exchange Contracts	–0	–	509,149		–0	–	509,149
Centrally Cleared Interest Rate Swaps	–0	–	279,862		–0	–	279,862	(b)

AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Liabilities:
Futures	$(83,955)		$–0	–	$–0	–	$(83,955	)(b)
Forward Currency Exchange Contracts	–0	–	(894,645)		–0	–	(894,645)
Interest Rate Swaptions Written	–0	–	(29,768)		–0	–	(29,768)
Centrally Cleared Interest Rate Swaps	–0	–	(110,280)		–0	–	(110,280	)(b)
Credit Default Swaps	–0	–	(299,060)		–0	–	(299,060)
Interest Rate Swaps	–0	–	(674,342)		–0	–	(674,342)

Total	$142,286,695		$84,602,233		$–0	–	$226,888,928

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2020, such reimbursements/waivers amounted to $14,458.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $41,774.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $1,148.

In connection with the Portfolio’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Portfolio as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until May 1, 2021. For the six months ended June 30, 2020, such waivers and/or reimbursements amounted to $224,728.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

							Distributions
Fund	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 6/30/20 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$1,821	$30,553	$30,216	$0	$0	$2,158	$5	$0
AB Discovery Growth Fund, Inc.	3,307	0	326	(21)	476	3,436	0	0
AB Trust–AB Discovery Value Fund	3,319	0	0	0	(771)	2,548	0	0
Bernstein Fund, Inc.: International Small Cap Portfolio	8,771	0	58	(8)	(1,150)	7,555	0	0
International Strategic Equities Portfolio	28,723	0	370	(2)	(3,291)	25,060	0	0
Small Cap Core Portfolio	3,312	0	21	(1)	(503)	2,787	0	0

AB Variable Products Series Fund

							Distributions
Fund	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 6/30/20 (000)	Dividend Income (000)		Realized Gains (000)
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	$4,116	$0	$82	$(3)	$(468)	$3,563	$0		$0
International Portfolio	16,145	0	109	(4)	(1,678)	14,354	0		0
Government Money Market Portfolio*	258	2,138	2,360	0	0	36	0	**	0

Total				$(39)	$(7,385)	$61,497	$5		$0

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended December 31, 2018, the Adviser reimbursed the Portfolio $3,140 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$74,233,465	$84,138,834
U.S. government securities	14,284,789	16,659,373

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$26,434,449
Gross unrealized depreciation	(19,268,848)

Net unrealized appreciation	$7,165,601

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2020, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2020, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Portfolio’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended June 30, 2020, the Portfolio held written swaptions for hedging and non-hedging purposes.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

AB Variable Products Series Fund

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2020, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended June 30, 2020, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended June 30, 2020, the Portfolio held credit default swaps for hedging and non-hedging purposes.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on futures	$30,762	*	Receivable/Payable for variation margin on futures	$83,955	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	279,854	*	Receivable/Payable for variation margin on centrally cleared swaps	110,282	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	509,149		Unrealized depreciation on forward currency exchange contracts	894,645

Interest rate contracts				Swaptions written, at value	29,768

Interest rate contracts				Unrealized depreciation on inflation swaps	674,342

Credit contracts				Market value on credit default swaps	299,060

Total		$819,765			$2,092,052

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,322,546	$109,161

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	382,639	352,070

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	13,411	(5,412)

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,217,173)	$240,375

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(116,149)	(232,659)

Total		$385,274	$463,535

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2020:

Futures:
Average notional amount of buy contracts	$18,115,904
Average notional amount of sale contracts	$7,470,255
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,055,315
Average principal amount of sale contracts	$66,769,998
Swaptions Written:
Average notional amount	$3,376,667	(a)
Inflation Swaps:
Average notional amount	$10,000,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$10,373,453
Credit Default Swaps:
Average notional amount of sale contracts	$1,632,714
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,731,510	(b)

(a)	Positions were open for three months during the period.

(b)	Positions were open for less than one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$19,764	$–0	–	$–0	–	$–0	–	$19,764
Bank of America, NA	30,099	(30,099)		–0	–	–0	–	–0	–
Barclays Bank PLC	39,144	(22,581)		–0	–	–0	–	16,563
BNP Paribas SA	21,767	(21,767)		–0	–	–0	–	–0	–
Citibank, NA	102,397	(102,397)		–0	–	–0	–	–0	–
Credit Suisse International	25,961	(25,961)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA/Goldman Sachs International	70,219	(70,219)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	35,348	(35,348)		–0	–	–0	–	–0	–
Natwest Markets PLC	261	(261)		–0	–	–0	–	–0	–
Standard Chartered Bank	603	(603)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	163,586	(163,586)		–0	–	–0	–	–0	–

Total	$509,149	$(472,822)		$–0	–	$–0	–	$36,327	^

Counterparty	Derivative Liabilities Subjectto a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$674,342	$(30,099)		$(644,243)		$–0	–	$–0	–
Barclays Bank PLC	22,581	(22,581)		–0	–	–0	–	–0	–
BNP Paribas SA	57,163	(21,767)		–0	–	–0	–	35,396
Citibank, NA	266,080	(102,397)		–0	–	–0	–	163,683
Citigroup Global Markets, Inc.	140,336	–0	–	–0	–	–0	–	140,336
Credit Suisse International	86,977	(25,961)		–0	–	–0	–	61,016
Deutsche Bank AG	54,349	–0	–	–0	–	–0	–	54,349
Goldman Sachs Bank USA/Goldman Sachs International	146,094	(70,219)		–0	–	–0	–	75,875
HSBC Bank USA	122	–0	–	–0	–	–0	–	122
JPMorgan Chase Bank, NA	59,060	–0	–	–0	–	–0	–	59,060
Morgan Stanley & Co., Inc.	86,790	(35,348)		–0	–	–0	–	51,442
Natwest Markets PLC	48,818	(261)		–0	–	–0	–	48,557
Standard Chartered Bank	47,244	(603)		–0	–	–0	–	46,641
State Street Bank & Trust Co.	207,859	(163,586)		–0	–	–0	–	44,273

Total	$1,897,815	$(472,822)		$(644,243)		$–0	–	$780,750	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended June 30, 2020, the Portfolio earned drop income of $96 which is included in interest income in the accompanying statement of operations.

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$96,993	$36,400	$65,283	$1,099	$219	$24

*	As of June 30, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class A
Shares sold	52,941		78,265	$519,275		$848,106
Shares issued in reinvestment of dividends and distributions	–0	–	367,208	–0	–	3,532,547
Shares redeemed	(284,132)		(441,090)	(2,744,362)		(4,638,019)

Net increase (decrease)	(231,191)		4,383	$(2,225,087)		$(257,366)

Class B
Shares sold	835,552		1,141,276	$7,560,606		$12,135,176
Shares issued in reinvestment of dividends	–0	–	3,456,725	–0	–	32,838,881
Shares redeemed	(2,285,265)		(3,799,936)	(20,977,148)		(39,633,910)

Net increase (decrease)	(1,449,713)		798,065	$(13,416,542)		$5,340,147

At June 30, 2020, certain shareholders of the Portfolio owned 65% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Real Asset Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$5,933,950	$6,160,964
Net long-term capital gains	30,437,478	19,526,096

Total taxable distributions paid	$36,371,428	$25,687,060

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,215,391
Undistributed capital gains	6,836,715
Other losses	(8,642	)(a)
Unrealized appreciation/(depreciation)	22,955,217	(b)

Total accumulated earnings/(deficit)	$34,998,681	(c)

(a)	As of December 31, 2019, the cumulative deferred loss on straddles was $8,642.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.24	$10.10	$11.86	$10.54	$10.99	$12.16

Income From Investment Operations
Net investment income (a)	.06	(b)	.19	(b)	.23	(b)	.17	(b)	.19	(b)†	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	1.58	(.87)	1.48	.34	.02	(c)
Contributions from Affiliates	–0	–	–0	–	.00	(d)	.00	(d)	.00	(d)	–0	–

Net increase (decrease) in net asset value from operations	(.53)	1.77	(.64)	1.65	.53	.22

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.29)	(.23)	(.24)	(.24)	(.27)
Distributions from net realized gain on investment transactions	–0	–	(1.34)	(.89)	(.09)	(.74)	(1.12)

Total dividends and distributions	–0	–	(1.63)	(1.12)	(.33)	(.98)	(1.39)

Net asset value, end of period	$9.71	$10.24	$10.10	$11.86	$10.54	$10.99

Total Return
Total investment return based on net asset value (e)*	(5.18)%	18.53%	(6.17)%	15.84%	4.69	%†	1.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,853	$24,347	$23,967	$29,328	$30,132	$33,409
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)‡	.55	%^	.55%	.66%	.73%	.73%	.70%
Expenses, before waivers/reimbursements (f)(g)‡	.76	%^	.75%	.75%	.73%	.73%	.70%
Net investment income	1.24	%(b)^	1.81	%(b)	2.05	%(b)	1.51	%(b)	1.74	%(b)†	1.71%
Portfolio turnover rate**	39%	63%	150%	108%	106%	132%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.21	%^	.22%	.11%	.00%	.00%	.00%

See footnote summary on page 52.

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.10	$9.98	$11.73	$10.42	$10.87	$12.05

Income From Investment Operations
Net investment income (a)	.05	(b)	.16	(b)	.20	(b)	.14	(b)	.16	(b)†	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	1.56	(.86)	1.47	.33	.01	(c)
Contributions from Affiliates	–0	–	–0	–	.00	(d)	.00	(d)	.00	(d)	–0	–

Net increase (decrease) in net asset value from operations	(.53)	1.72	(.66)	1.61	.49	.18

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.26)	(.20)	(.21)	(.20)	(.24)
Distributions from net realized gain on investment transactions	–0	–	(1.34)	(.89)	(.09)	(.74)	(1.12)

Total dividends and distributions	–0	–	(1.60)	(1.09)	(.30)	(.94)	(1.36)

Net asset value, end of period	$9.57	$10.10	$9.98	$11.73	$10.42	$10.87

Total Return
Total investment return based on net asset value (e)*	(5.25)%	18.20%	(6.41)%	15.62%	4.44	%†	1.29%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$205,079	$231,071	$220,274	$274,070	$272,733	$298,233
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)‡	.80	% ^	.80%	.91%	.98%	.98%	.95%
Expenses, before waivers/reimbursements (f)(g)‡	1.01	% ^	1.00%	1.00%	.98%	.98%	.95%
Net investment income	.99	%(b)^	1.57	%(b)	1.79	%(b)	1.26	%(b)	1.49	%(b)†	1.46%
Portfolio turnover rate**	39%	63%	150%	108%	106%	132%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.21	%^	.22%	.11%	.00%	.00%	.00%

See footnote summary on page 52.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended June 30, 2020 and the years ended December 31, 2019 and December 31, 2018, such waiver amounted to .20% (annualized), .20% and .09%, respectively.

(g)	The expense ratios presented below exclude bank overdraft expense:

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Class A
Net of waivers/reimbursements	N/A	.54%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	N/A	.75%	N/A	N/A	N/A	N/A
Class B
Net of waivers/reimbursements	N/A	.79%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	N/A	1.00%	N/A	N/A	N/A	N/A

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2015 by .02% and .03%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

BALANCED WEALTH STRATEGY PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Wealth Strategy Portfolio (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).1

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type.

[1]	Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

AB Variable Products Series Fund

The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to the Fund’s.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

VPS-BW-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$936.10	$3.85	0.80%	$3.90	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.89	$4.02	0.80%	$4.07	0.81%

Class B
Actual	$1,000	$934.90	$5.05	1.05%	$5.10	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.64	$5.27	1.05%	$5.32	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$202,933,005	39.5%
Vanguard Global ex-U.S. Real Estate ETF	11,423,254	2.2
Vanguard Real Estate ETF	11,306,043	2.2
Microsoft Corp.	6,954,547	1.3
Apple, Inc.	6,705,754	1.3
Amazon.com, Inc.	5,214,170	1.0
Alphabet, Inc	3,897,924	0.8
Nestle SA	3,432,000	0.7
Roche Holding AG	2,531,853	0.5
Facebook, Inc.—Class A	2,444,863	0.5

	$256,843,413	50.0%

PORTFOLIO BREAKDOWN2

June 30, 2020 (unaudited)

ASSET CLASSES	ALLOCATION
Fixed Income
U.S. Bonds	36.5%
International Bonds	4.4

Sub-total	40.9

Equities
US Large Cap	14.0
International Large Cap	13.7
Emerging Market Equities	5.0
Real Equities	4.4
US Mid-Cap	1.5
US Small-Cap	1.5

Sub-total	40.1

Opportunistic Assets
High Yield	4.6

Cash	14.4

Total	100.0%

SECURITY TYPE BREAKDOWN3

June 30, 2020 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$252,371,629	50.8%
Governments—Treasuries	202,933,005	40.8
Investment Companies	22,729,297	4.6
Rights	23,245	0.0
Short-Term Investments	18,719,969	3.8

Total Investments	$496,777,145	100.0%

1	Long-term investments.

2	All data are as of June 30, 2020. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

3	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–49.1%

INFORMATION TECHNOLOGY–8.4%
COMMUNICATIONS EQUIPMENT–0.3%
Arista Networks, Inc.(a)	235	$49,357
Cisco Systems, Inc.	18,940	883,362
F5 Networks, Inc.(a)	280	39,054
Juniper Networks, Inc.	1,410	32,233
Motorola Solutions, Inc.	725	101,594
Nokia Oyj	65,083	284,404
Telefonaktiebolaget LM Ericsson–Class B	24,588	227,920

		1,617,924

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Amphenol Corp.–Class A	1,310	125,511
CDW Corp./DE	632	73,426
Corning, Inc.	3,415	88,448
FLIR Systems, Inc.	510	20,691
Halma PLC	3,559	101,397
Hamamatsu Photonics KK	1,600	69,671
Hexagon AB–Class B	3,240	190,271
Hitachi Ltd.	11,135	353,924
IPG Photonics Corp.(a)	123	19,728
Keyence Corp.	1,897	794,960
Keysight Technologies, Inc.(a)	828	83,446
Kyocera Corp.	3,732	203,710
Murata Manufacturing Co., Ltd.	6,673	393,363
Omron Corp.	2,137	143,132
Shimadzu Corp.	2,556	68,238
TDK Corp.	1,492	148,531
TE Connectivity Ltd.	1,460	119,063
Venture Corp., Ltd.	3,169	37,035
Yaskawa Electric Corp.	2,723	94,660
Yokogawa Electric Corp.	2,628	41,177
Zebra Technologies Corp.–Class A(a)	212	54,261

		3,224,643

IT SERVICES–1.7%
Accenture PLC–Class A	2,825	606,584
Adyen NV(a)(b)	87	126,628
Afterpay Ltd.(a)	2,459	106,198
Akamai Technologies, Inc.(a)	705	75,498
Amadeus IT Group SA–Class A	4,486	235,524
Atos SE(a)	1,132	97,050
Automatic Data Processing, Inc.	1,980	294,802
Broadridge Financial Solutions, Inc.	519	65,493
Capgemini SE	1,852	213,723
Cognizant Technology Solutions Corp.–Class A	2,390	135,800

Computershare Ltd.	5,603	$51,881
DXC Technology Co.	1,118	18,447
Edenred	2,787	122,233
Fidelity National Information Services, Inc.	2,699	361,909
Fiserv, Inc.(a)	2,538	247,760
FleetCor Technologies, Inc.(a)	361	90,802
Fujitsu Ltd.	2,278	266,716
Gartner, Inc.(a)	340	41,252
Global Payments, Inc.	1,377	233,567
International Business Machines Corp.	3,938	475,592
Itochu Techno-Solutions Corp.	1,105	41,555
Jack Henry & Associates, Inc.	397	73,060
Leidos Holdings, Inc.	595	55,734
Mastercard, Inc.–Class A	4,010	1,185,757
NEC Corp.	2,849	136,882
Nexi SpA(a)(b)	4,335	75,171
Nomura Research Institute Ltd.	3,684	100,620
NTT Data Corp.	7,265	81,225
Obic Co., Ltd.	803	141,520
Otsuka Corp.	1,200	63,379
Paychex, Inc.	1,345	101,884
PayPal Holdings, Inc.(a)	5,285	920,806
SCSK Corp.	600	29,355
VeriSign, Inc.(a)	475	98,244
Visa, Inc.–Class A	7,700	1,487,409
Western Union Co. (The)–Class W	1,790	38,700
Wix.com Ltd.(a)	532	136,309
Worldline SA/France(a)(b)	1,579	137,672

		8,772,741

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.7%
Advanced Micro Devices, Inc.(a)	5,203	273,730
Advantest Corp.	2,363	134,857
Analog Devices, Inc.	1,660	203,582
Applied Materials, Inc.	4,125	249,356
ASM Pacific Technology Ltd.	3,530	37,305
ASML Holding NV	4,900	1,792,483
Broadcom, Inc.	1,759	555,158
Disco Corp.	332	80,971
Infineon Technologies AG	14,329	335,760
Intel Corp.	19,460	1,164,292
KLA Corp.	710	138,081
Lam Research Corp.	629	203,456
Lasertec Corp.	869	82,147
Maxim Integrated Products, Inc.	1,175	71,217
Microchip Technology, Inc.	1,045	110,049
Micron Technology, Inc.(a)	4,880	251,418

3

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

NVIDIA Corp.	2,765	$1,050,451
Qorvo, Inc.(a)	518	57,254
QUALCOMM, Inc.	5,114	466,448
Rohm Co., Ltd.	1,013	67,356
Skyworks Solutions, Inc.	724	92,571
STMicroelectronics NV	7,342	200,130
Texas Instruments, Inc.	4,145	526,291
Tokyo Electron Ltd.	1,720	424,399
Xilinx, Inc.	1,085	106,753

		8,675,515

SOFTWARE–2.6%
Adobe, Inc.(a)	2,180	948,976
ANSYS, Inc.(a)	412	120,193
Autodesk, Inc.(a)	1,035	247,562
AVEVA Group PLC	740	37,520
Cadence Design Systems, Inc.(a)	1,214	116,495
Check Point Software Technologies Ltd.(a)	1,211	130,098
Citrix Systems, Inc.	480	70,997
CyberArk Software Ltd.(a)	394	39,112
Dassault Systemes SE	1,514	262,820
Fortinet, Inc.(a)	569	78,107
Intuit, Inc.	1,180	349,504
Microsoft Corp.	34,173	6,954,547
Nice Ltd.(a)	604	113,855
NortonLifeLock, Inc.	2,525	50,071
Oracle Corp.	9,661	533,963
Paycom Software, Inc.(a)	284	87,963
Sage Group PLC (The)	12,240	101,603
salesforce.com, Inc.(a)	3,953	740,516
SAP SE	10,861	1,518,253
ServiceNow, Inc.(a)	879	356,048
Synopsys, Inc.(a)	722	140,790
TeamViewer AG(a)(b)	1,497	81,739
Temenos AG	397	61,703
Trend Micro, Inc./Japan	1,600	89,415
Tyler Technologies, Inc.(a)	179	62,092
WiseTech Global Ltd.	1,649	22,308

		13,316,250

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.5%
Apple, Inc.	18,382	6,705,754
Canon, Inc.	11,400	227,408
FUJIFILM Holdings Corp.	4,200	179,767
Hewlett Packard Enterprise Co.	5,780	56,239
HP, Inc.	6,570	114,515
Logitech International SA	1,893	124,047
NetApp, Inc.	990	43,926
Ricoh Co., Ltd.	7,717	55,374
Seagate Technology PLC	950	45,990
Western Digital Corp.	1,313	57,969
Xerox Holdings Corp.(a)	766	11,712

		7,622,701

		43,229,774

HEALTH CARE–7.1%
BIOTECHNOLOGY–0.8%
AbbVie, Inc.	7,866	$772,284
Alexion Pharmaceuticals, Inc.(a)	980	109,995
Amgen, Inc.	2,678	631,633
BeiGene Ltd. (Sponsored ADR)(a)(c)	402	75,737
Biogen, Inc.(a)	815	218,053
CSL Ltd.	4,721	938,955
Genmab A/S(a)	763	257,278
Gilead Sciences, Inc.	5,625	432,788
Grifols SA	2,899	88,153
Incyte Corp.(a)	790	82,136
Regeneron Pharmaceuticals, Inc.(a)	452	281,890
Vertex Pharmaceuticals, Inc.(a)	1,167	338,792

		4,227,694

HEALTH CARE EQUIPMENT & SUPPLIES–1.4%
Abbott Laboratories	7,926	724,674
ABIOMED, Inc.(a)	208	50,245
Alcon, Inc.(a)	5,660	325,219
Align Technology, Inc.(a)	340	93,310
Asahi Intecc Co., Ltd.	2,248	64,159
Baxter International, Inc.	2,290	197,169
Becton Dickinson and Co.	1,238	296,216
BioMerieux	477	65,508
Boston Scientific Corp.(a)	6,210	218,033
Cochlear Ltd.	738	96,891
Coloplast A/S–Class B	1,368	213,227
Cooper Cos., Inc. (The)	211	59,848
Danaher Corp.	2,890	511,039
Demant A/S(a)	1,271	33,683
DENTSPLY SIRONA, Inc.	946	41,681
DexCom, Inc.(a)	409	165,809
DiaSorin SpA	290	55,693
Edwards Lifesciences Corp.(a)	2,970	205,257
Fisher & Paykel Healthcare Corp., Ltd.	6,614	152,365
GN Store Nord A/S	1,474	78,904
Hologic, Inc.(a)	1,120	63,840
Hoya Corp.	4,090	391,654
IDEXX Laboratories, Inc.(a)	433	142,959
Intuitive Surgical, Inc.(a)	555	316,256
Koninklijke Philips NV	10,323	481,544
Medtronic PLC	5,929	543,689
Olympus Corp.	13,355	257,117
ResMed, Inc.	666	127,872
Sartorius AG (Preference Shares)	410	135,320
Smith & Nephew PLC	8,855	165,001
Sonova Holding AG	635	127,111
STERIS PLC	391	59,995
Stryker Corp.	1,465	263,978

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Sysmex Corp.	1,927	$147,920
Teleflex, Inc.	211	76,800
Terumo Corp.	7,432	282,883
Varian Medical Systems, Inc.(a)	345	42,269
West Pharmaceutical Services, Inc.	331	75,193
Zimmer Biomet Holdings, Inc.	925	110,408

		7,460,739

HEALTH CARE PROVIDERS & SERVICES–0.8%
AmerisourceBergen Corp.–Class A	635	63,989
Anthem, Inc.	1,160	305,057
Cardinal Health, Inc.	1,265	66,020
Centene Corp.(a)	2,536	161,163
Cigna Corp.(a)	1,661	311,687
CVS Health Corp.	5,789	376,111
DaVita, Inc.(a)	350	27,699
Fresenius Medical Care AG & Co. KGaA	2,453	211,031
Fresenius SE & Co. KGaA	4,812	239,170
HCA Healthcare, Inc.	1,170	113,560
Henry Schein, Inc.(a)	590	34,450
Humana, Inc.	585	226,834
Laboratory Corp. of America Holdings(a)	425	70,597
McKesson Corp.	765	117,366
NMC Health PLC(a)(d)(e)	1,143	-0-
Orpea	595	68,725
Quest Diagnostics, Inc.	600	68,376
Ramsay Health Care Ltd.	2,058	95,043
Ryman Healthcare Ltd.	936	7,941
Sonic Healthcare Ltd.	3,453	72,916
UnitedHealth Group, Inc.	4,305	1,269,760
Universal Health Services, Inc.–Class B	300	27,867

		3,935,362

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	1,380	94,599
M3, Inc.	5,078	215,719

		310,318

LIFE SCIENCES TOOLS & SERVICES–0.4%
Agilent Technologies, Inc.	1,345	118,858
Bio-Rad Laboratories, Inc.–Class A(a)	96	43,343
Eurofins Scientific SE	152	95,872
Illumina, Inc.(a)	731	270,726
IQVIA Holdings, Inc.(a)	796	112,936
Lonza Group AG	858	454,480
Mettler-Toledo International, Inc.(a)	170	136,943

PerkinElmer, Inc.	455	$44,631
QIAGEN NV(a)	2,703	116,432
Sartorius Stedim Biotech	319	80,878
Thermo Fisher Scientific, Inc.	1,785	646,777
Waters Corp.(a)	345	62,238

		2,184,114

PHARMACEUTICALS–3.6%
Astellas Pharma, Inc.	21,431	357,888
AstraZeneca PLC	13,649	1,420,512
Bayer AG	10,648	789,267
Bristol-Myers Squibb Co.	10,415	612,402
Chugai Pharmaceutical Co., Ltd.	7,731	413,917
Daiichi Sankyo Co., Ltd.	5,895	482,162
Eisai Co., Ltd.	2,933	233,024
Eli Lilly & Co.	3,823	627,660
GlaxoSmithKline PLC	52,178	1,053,979
H Lundbeck A/S	802	30,303
Hikma Pharmaceuticals PLC	1,674	45,936
Johnson & Johnson	11,795	1,658,731
Kyowa Kirin Co., Ltd.	3,108	81,817
Merck & Co., Inc.	11,335	876,536
Merck KGaA	1,488	173,274
Mylan NV(a)	2,255	36,260
Novartis AG	22,345	1,946,719
Novo Nordisk A/S–Class B	18,405	1,199,044
Ono Pharmaceutical Co., Ltd.	4,257	124,247
Orion Oyj–Class B	1,211	58,727
Otsuka Holdings Co., Ltd.	4,495	195,901
Perrigo Co. PLC	572	31,614
Pfizer, Inc.	24,754	809,456
Recordati SpA	1,204	60,247
Roche Holding AG	7,308	2,531,853
Sanofi	11,738	1,197,095
Santen Pharmaceutical Co., Ltd.	4,106	75,589
Shionogi & Co., Ltd.	3,100	194,473
Takeda Pharmaceutical Co., Ltd.	16,396	589,074
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	11,367	140,155
UCB SA	1,307	151,673
Vifor Pharma AG	524	79,274
Zoetis, Inc.	2,126	291,347

		18,570,156

		36,688,383

FINANCIALS–6.5%
BANKS–2.8%
Aozora Bank Ltd.	1,361	23,732
Australia & New Zealand Banking Group Ltd.	32,648	423,613
Banco Bilbao Vizcaya Argentaria SA	71,998	247,886
Banco Santander SA	172,852	422,875
Bank Hapoalim BM	13,064	78,099
Bank Leumi Le-Israel BM	16,778	84,358
Bank of America Corp.	36,156	858,705

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Bank of Kyoto Ltd. (The)	655	$23,272
Bankinter SA	7,353	35,244
Banque Cantonale Vaudoise	349	33,987
Barclays PLC	179,647	253,446
BNP Paribas SA	12,948	517,324
CaixaBank SA	39,919	85,398
Chiba Bank Ltd. (The)	6,102	28,849
Citigroup, Inc.	9,749	498,174
Citizens Financial Group, Inc.	1,879	47,426
Comerica, Inc.	550	20,955
Commonwealth Bank of Australia	18,413	889,243
Credit Agricole SA	13,282	126,122
Danske Bank A/S	7,538	100,771
DBS Group Holdings Ltd.	17,778	267,502
DNB ASA	10,914	145,675
Erste Group Bank AG	3,207	75,742
Fifth Third Bancorp	3,090	59,575
First Republic Bank/CA	723	76,631
Fukuoka Financial Group, Inc.	1,800	28,460
Hang Seng Bank Ltd.	8,803	148,262
HSBC Holdings PLC	211,291	981,993
Huntington Bancshares, Inc./OH	4,545	41,064
ING Groep NV	44,857	312,694
Intesa Sanpaolo SpA	171,325	329,234
Israel Discount Bank Ltd.–Class A	13,191	40,232
JPMorgan Chase & Co.	14,055	1,322,013
KBC Group NV	2,475	142,192
KeyCorp	4,365	53,166
Lloyds Banking Group PLC	731,066	282,016
M&T Bank Corp.	565	58,743
Mebuki Financial Group, Inc.	10,857	25,291
Mediobanca Banca di Credito Finanziario SpA	7,149	51,625
Mitsubishi UFJ Financial Group, Inc.	127,145	500,382
Mizrahi Tefahot Bank Ltd.	529	9,940
Mizuho Financial Group, Inc.	277,685	341,565
National Australia Bank Ltd.	36,792	466,242
Nordea Bank Abp	37,296	258,659
Oversea-Chinese Banking Corp., Ltd.	38,061	248,073
People’s United Financial, Inc.	1,975	22,851
PNC Financial Services Group, Inc. (The)	1,980	208,316
Raiffeisen Bank International AG	1,704	30,456
Regions Financial Corp.	4,315	47,983
Resona Holdings, Inc.	24,078	82,392
Royal Bank of Scotland Group PLC	53,666	80,566
Seven Bank Ltd.	6,786	18,599
Shinsei Bank Ltd.	1,789	21,638

Shizuoka Bank Ltd. (The)	904	$5,815
Skandinaviska Enskilda Banken AB–Class A	18,734	162,621
Societe Generale SA	9,127	152,601
Standard Chartered PLC	25,714	139,390
Sumitomo Mitsui Financial Group, Inc.	15,017	423,807
Sumitomo Mitsui Trust Holdings, Inc.	3,888	109,565
SVB Financial Group(a)	236	50,865
Svenska Handelsbanken AB–Class A	17,909	170,052
Swedbank AB–Class A	1,293	16,603
Truist Financial Corp.	5,998	225,225
UniCredit SpA	24,423	225,405
United Overseas Bank Ltd.	13,541	197,859
US Bancorp	6,305	232,150
Wells Fargo & Co.	17,195	440,192
Westpac Banking Corp.	37,065	464,550
Zions Bancorp NA	730	24,820

		14,620,771

CAPITAL MARKETS–1.4%
3i Group PLC	9,077	93,466
Ameriprise Financial, Inc.	545	81,772
Amundi SA(b)	698	54,872
ASX Ltd.	2,229	132,488
Bank of New York Mellon Corp. (The)	3,715	143,585
BlackRock, Inc.–Class A	683	371,613
Cboe Global Markets, Inc.	496	46,267
Charles Schwab Corp. (The)	5,040	170,050
CME Group, Inc.–Class A	1,650	268,191
Credit Suisse Group AG	27,544	286,592
Daiwa Securities Group, Inc.	16,000	67,214
Deutsche Bank AG	22,601	215,616
Deutsche Boerse AG	2,188	395,977
E*TRADE Financial Corp.	970	48,238
EQT AB	2,742	49,441
Franklin Resources, Inc.	1,240	26,003
Goldman Sachs Group, Inc. (The)	1,438	284,178
Hargreaves Lansdown PLC	3,794	76,510
Hong Kong Exchanges & Clearing Ltd.	13,792	587,425
Intercontinental Exchange, Inc.	2,500	229,000
Invesco Ltd.(c)	1,580	17,001
Japan Exchange Group, Inc.	5,865	135,833
London Stock Exchange Group PLC	3,274	340,480
Macquarie Group Ltd.	3,876	321,677
MarketAxess Holdings, Inc.	160	80,147
Moody’s Corp.	745	204,674
Morgan Stanley	5,160	249,228
MSCI, Inc.–Class A	357	119,174
Nasdaq, Inc.	510	60,930
Natixis SA	10,888	28,717

6

AB Variable Products Series Fund

Company	Shares		U.S. $ Value

Nomura Holdings, Inc.	36,193		$162,636
Northern Trust Corp.	910		72,199
Partners Group Holding AG	216		196,710
Raymond James Financial, Inc.	459		31,593
S&P Global, Inc.	1,100		362,428
Schroders PLC	1,431		52,228
St. James’s Place PLC	6,158		72,409
Standard Life Aberdeen PLC	26,804		88,820
State Street Corp.	1,565		99,456
T. Rowe Price Group, Inc.	975		120,412
UBS Group AG	41,887		483,755

			6,929,005

CONSUMER FINANCE–0.1%
Acom Co., Ltd.	4,593		17,577
American Express Co.	3,000		285,600
Capital One Financial Corp.	2,053		128,497
Discover Financial Services	1,360		68,122
Isracard Ltd.	–0	–	–0	–
Synchrony Financial	2,478		54,913

			554,709

DIVERSIFIED FINANCIAL SERVICES–0.5%
Berkshire Hathaway, Inc.–Class B(a)	8,734		1,559,106
EXOR NV	1,249		71,689
Groupe Bruxelles Lambert SA	768		64,328
IHS Markit Ltd.	1,711		129,181
Industrivarden AB–Class C	1,826		41,622
Investor AB–Class B	5,243		278,130
Kinnevik AB–Class B	2,785		73,517
L E Lundbergforetagen AB–Class B	875		39,886
M&G PLC	27,397		56,888
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,640		22,141
ORIX Corp.	15,248		189,338
Sofina SA	178		47,002
Tokyo Century Corp.	496		25,398
Wendel SA	309		29,490

			2,627,716

INSURANCE–1.7%
Admiral Group PLC	2,197		62,305
Aegon NV	20,597		60,884
Aflac, Inc.	3,190		114,936
Ageas	2,085		73,892
AIA Group Ltd.	132,118		1,236,307
Allianz SE	4,336		886,028
Allstate Corp. (The)	1,450		140,635
American International Group, Inc.	3,833		119,513
Aon PLC	1,075		207,045
Arthur J Gallagher & Co.	752		73,312
Assicurazioni Generali SpA	12,649		192,142
Assurant, Inc.	260		26,855

Aviva PLC	36,655		$124,238
Chubb Ltd.	2,012		254,759
Cincinnati Financial Corp.	610		39,058
CNP Assurances	1,975		22,907
Dai-ichi Life Holdings, Inc.	12,416		148,619
Direct Line Insurance Group PLC	15,828		53,072
Everest Re Group Ltd.	244		50,313
Gjensidige Forsikring ASA	358		6,614
Globe Life, Inc.(a)	452		33,552
Hannover Rueck SE	695		120,113
Hartford Financial Services Group, Inc. (The)	1,565		60,331
Insurance Australia Group Ltd.	26,603		106,767
Japan Post Holdings Co., Ltd.	18,130		129,388
Legal & General Group PLC	58,066		158,302
Lincoln National Corp.	840		30,904
Loews Corp.	1,140		39,091
Marsh & McLennan Cos., Inc.	2,220		238,361
MetLife, Inc.	3,490		127,455
MS&AD Insurance Group Holdings, Inc.	5,122		141,053
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,425		371,063
NN Group NV	3,362		112,989
Poste Italiane SpA(b)	6,014		52,534
Principal Financial Group, Inc.	1,090		45,279
Progressive Corp. (The)	2,615		209,488
Prudential Financial, Inc.	1,755		106,879
Prudential PLC	27,057		407,696
QBE Insurance Group Ltd.	16,701		103,064
RSA Insurance Group PLC	11,875		60,140
Sampo Oyj–Class A	5,422		186,895
SCOR SE	1,825		50,403
Sompo Holdings, Inc.	3,853		132,641
Suncorp Group Ltd.	14,515		93,272
Swiss Life Holding AG	368		136,903
Swiss Re AG	3,392		262,997
Tokio Marine Holdings, Inc.	7,416		324,621
Travelers Cos., Inc. (The)	1,090		124,314
Tryg A/S	1,391		40,415
Unum Group	890		14,765
Willis Towers Watson PLC	587		115,610
WR Berkley Corp.	634		36,322
Zurich Insurance Group AG	1,723		610,511

			8,677,552

			33,409,753

INDUSTRIALS–5.6%
AEROSPACE & DEFENSE–0.6%
Airbus SE	6,762		484,523
BAE Systems PLC	32,056		191,678

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Boeing Co. (The)	2,380	$436,254
Dassault Aviation SA	29	26,607
Elbit Systems Ltd.	154	21,163
General Dynamics Corp.	1,050	156,933
Howmet Aerospace, Inc.(a)	1,716	27,199
Huntington Ingalls Industries, Inc.	179	31,234
L3Harris Technologies, Inc.(a)	957	162,374
Lockheed Martin Corp.	1,110	405,061
MTU Aero Engines AG	612	106,549
Northrop Grumman Corp.	770	236,729
Raytheon Technologies Corp.	6,470	398,681
Rolls-Royce Holdings PLC(a)	22,228	78,478
Safran SA	3,689	371,081
Singapore Technologies Engineering Ltd.	17,972	42,895
Teledyne Technologies, Inc.(a)	165	51,307
Textron, Inc.	1,005	33,075
TransDigm Group, Inc.	213	94,157

		3,355,978

AIR FREIGHT & LOGISTICS–0.3%
CH Robinson Worldwide, Inc.(c)	515	40,716
Deutsche Post AG	11,387	418,129
DSV PANALPINA A/S	2,435	299,103
Expeditors International of Washington, Inc.	720	54,749
FedEx Corp.	1,065	149,334
Kuehne & Nagel International AG	622	103,605
SG Holdings Co., Ltd.	1,843	60,144
United Parcel Service, Inc.–Class B	3,065	340,767
Yamato Holdings Co., Ltd.	3,400	73,805

		1,540,352

AIRLINES–0.1%
Alaska Air Group, Inc.	543	19,689
American Airlines Group, Inc.(c)	1,732	22,637
ANA Holdings, Inc.	1,324	30,257
Delta Air Lines, Inc.	2,492	69,901
Deutsche Lufthansa AG	2,752	27,610
Japan Airlines Co., Ltd.	1,304	23,531
Qantas Airways Ltd.	8,408	22,280
Singapore Airlines Ltd.	14,000	37,789
Southwest Airlines Co.	2,105	71,949
United Airlines Holdings, Inc.(a)	972	33,641

		359,284

BUILDING PRODUCTS–0.4%
AGC, Inc./Japan	2,225	63,790

Allegion PLC	385	$39,355
AO Smith Corp.(c)	555	26,152
Assa Abloy AB–Class B	11,538	236,154
Carrier Global Corp.	4,125	91,657
Cie de Saint-Gobain	5,957	214,934
Daikin Industries Ltd.	2,868	464,042
Fortune Brands Home & Security, Inc.	621	39,701
Geberit AG	427	214,241
Johnson Controls International PLC	3,392	115,803
Kingspan Group PLC	1,771	114,329
Masco Corp.	1,185	59,499
Nibe Industrier AB	3,589	79,603
Otis Worldwide Corp.	2,062	117,245
TOTO Ltd.	1,651	63,478

		1,939,983

COMMERCIAL SERVICES & SUPPLIES–0.2%
Brambles Ltd.	17,764	134,693
Cintas Corp.	435	115,867
Copart, Inc.(a)	841	70,030
Dai Nippon Printing Co., Ltd.	2,799	64,350
Park24 Co., Ltd.	1,300	22,288
Rentokil Initial PLC	20,957	132,515
Republic Services, Inc.–Class A	900	73,845
Rollins, Inc.	554	23,484
Secom Co., Ltd.	2,417	212,074
Securitas AB–Class B	3,604	48,734
Waste Management, Inc.	1,715	181,636

		1,079,516

CONSTRUCTION & ENGINEERING–0.3%
ACS Actividades de Construccion y Servicios SA	3,015	77,482
Bouygues SA	2,623	89,850
CIMIC Group Ltd.	1,118	18,788
Epiroc AB–Class A	7,586	95,056
Epiroc AB–Class B	4,489	55,130
Ferrovial SA	4,455	119,082
HOCHTIEF AG	285	25,359
Jacobs Engineering Group, Inc.	565	47,912
JGC Holdings Corp.	2,535	26,731
Kajima Corp.	5,172	61,841
Obayashi Corp.	7,474	70,266
Quanta Services, Inc.	565	22,165
Skanska AB–Class B	3,916	79,946
Taisei Corp.	2,197	80,072
Vinci SA	5,932	550,034

		1,419,714

ELECTRICAL EQUIPMENT–0.6%
ABB Ltd.	21,227	481,490

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

AMETEK, Inc.	999	$89,281
Eaton Corp. PLC	1,814	158,689
Emerson Electric Co.	2,640	163,759
Legrand SA	3,005	228,327
Melrose Industries PLC	52,623	74,174
Mitsubishi Electric Corp.	21,000	274,287
Nidec Corp.	5,134	345,871
Prysmian SpA	2,778	64,445
Rockwell Automation, Inc.	530	112,890
Schneider Electric SE	6,365	708,021
Siemens Gamesa Renewable Energy SA(a)	2,744	48,857
Vestas Wind Systems A/S	2,290	234,502

		2,984,593

INDUSTRIAL CONGLOMERATES–0.6%
3M Co.	2,575	401,674
CK Hutchison Holdings Ltd.	31,073	201,216
DCC PLC	1,133	94,542
General Electric Co.	39,079	266,910
Honeywell International, Inc.	3,145	454,736
Investment AB Latour–Class B	1,704	30,938
Jardine Matheson Holdings Ltd.	2,530	105,781
Jardine Strategic Holdings Ltd.	2,551	55,028
Keppel Corp., Ltd.	16,745	72,119
Roper Technologies, Inc.	495	192,189
Siemens AG	7,957	938,425
Smiths Group PLC	4,560	79,718
Toshiba Corp.	4,452	142,819

		3,036,095

MACHINERY–1.0%
Alfa Laval AB	3,526	77,784
Amada Holdings Co., Ltd.	3,813	31,220
ANDRITZ AG	838	30,554
Atlas Copco AB–Class A	7,730	329,185
Caterpillar, Inc.	2,455	310,557
CNH Industrial NV	11,779	82,755
Cummins, Inc.	700	121,282
Daifuku Co., Ltd.	1,166	102,179
Deere & Co.	1,405	220,796
Dover Corp.	585	56,488
FANUC Corp.	2,232	400,130
Flowserve Corp.	510	14,545
Fortive Corp.	1,320	89,311
GEA Group AG	1,741	55,256
Hino Motors Ltd.	3,307	22,437
Hitachi Construction Machinery Co., Ltd.	1,238	34,390
IDEX Corp.	372	58,791
Illinois Tool Works, Inc.	1,315	229,928
Ingersoll Rand, Inc.(a)	1,469	41,308
Kawasaki Heavy Industries Ltd.	30	433
KION Group AG	748	46,054

Knorr-Bremse AG	557	$56,528
Komatsu Ltd.	10,076	206,362
Kone Oyj–Class B	3,971	273,877
Kubota Corp.	11,872	177,590
Kurita Water Industries Ltd.	1,200	33,382
Makita Corp.	2,579	93,784
Metso Oyj	1,230	40,422
MINEBEA MITSUMI, Inc.	4,131	75,298
MISUMI Group, Inc.	3,268	82,054
Mitsubishi Heavy Industries Ltd.	3,689	87,098
NSK Ltd.	4,073	30,395
PACCAR, Inc.	1,510	113,024
Parker-Hannifin Corp.	595	109,046
Pentair PLC	680	25,833
Sandvik AB	12,995	244,641
Schindler Holding AG (REG)	232	55,001
SKF AB–Class B	4,382	81,915
SMC Corp./Japan	660	339,188
Snap-on, Inc.	220	30,472
Spirax-Sarco Engineering PLC	641	78,913
Stanley Black & Decker, Inc.	715	99,657
Sumitomo Heavy Industries Ltd.	1,200	26,245
Techtronic Industries Co., Ltd.	15,799	156,324
Trane Technologies PLC	1,025	91,205
Volvo AB–Class B	17,115	269,302
Wartsila Oyj Abp	5,108	42,371
Westinghouse Air Brake Technologies Corp.	715	41,163
Xylem, Inc./NY	785	50,994

		5,367,467

MARINE–0.0%
AP Moller–Maersk A/S–Class B	37	43,364
Nippon Yusen KK	1,761	24,924

		68,288

PROFESSIONAL SERVICES–0.5%
Adecco Group AG	1,786	84,184
Bureau Veritas SA	3,381	71,709
Equifax, Inc.	555	95,393
Experian PLC	9,447	331,579
Intertek Group PLC	1,627	109,580
Nielsen Holdings PLC	1,566	23,271
Nihon M&A Center, Inc.	1,721	78,268
Persol Holdings Co., Ltd.	2,043	28,167
Randstad NV	1,372	61,349
Recruit Holdings Co., Ltd.	14,642	503,541
RELX PLC (London)	20,111	465,484
Robert Half International, Inc.	485	25,623
SGS SA	70	171,475
Teleperformance	676	172,165

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Verisk Analytics, Inc.–Class A	700	$119,140
Wolters Kluwer NV	3,143	245,486

		2,586,414

ROAD & RAIL–0.5%
Aurizon Holdings Ltd.	22,082	75,142
Central Japan Railway Co.	1,660	256,732
CSX Corp.	3,380	235,721
East Japan Railway Co.	3,481	241,217
Hankyu Hanshin Holdings, Inc.	2,635	89,006
JB Hunt Transport Services, Inc.	403	48,497
Kansas City Southern	420	62,702
Keio Corp.	1,200	68,676
Kintetsu Group Holdings Co., Ltd.	1,975	88,617
MTR Corp., Ltd.	5,081	26,425
Nagoya Railroad Co., Ltd.	2,151	60,627
Norfolk Southern Corp.	1,120	196,638
Odakyu Electric Railway Co., Ltd.	3,393	83,325
Old Dominion Freight Line, Inc.	453	76,824
Seibu Holdings, Inc.	2,487	27,089
Tobu Railway Co., Ltd.	2,165	71,530
Tokyu Corp.	5,754	81,007
Union Pacific Corp.	3,140	530,880
West Japan Railway Co.	1,872	104,999

		2,425,654

TRADING COMPANIES & DISTRIBUTORS–0.4%
AerCap Holdings NV(a)	1,369	42,165
Ashtead Group PLC	4,308	145,322
Brenntag AG	238	12,619
Bunzl PLC	3,877	103,993
Fastenal Co.	2,530	108,385
Ferguson PLC	2,235	182,748
ITOCHU Corp.	15,507	335,538
Marubeni Corp.	19,005	86,328
Mitsubishi Corp.	15,558	328,768
Mitsui & Co., Ltd.	19,057	282,360
Sumitomo Corp.	13,465	154,867
Toyota Tsusho Corp.	2,502	63,804
United Rentals, Inc.(a)	300	44,712
WW Grainger, Inc.	180	56,549

		1,948,158

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA(b)	780	104,318
Aeroports de Paris	342	35,308
Atlantia SpA	5,703	92,248
Auckland International Airport Ltd.	13,988	59,488
Fraport AG Frankfurt Airport Services Worldwide	479	20,983

Getlink SE	5,064	$73,229
Japan Airport Terminal Co., Ltd.	584	24,920
Kamigumi Co., Ltd.	1,130	22,223
Transurban Group	31,483	308,745

		741,462

		28,852,958

CONSUMER DISCRETIONARY–5.5%
AUTO COMPONENTS–0.2%
Aisin Seiki Co., Ltd.	1,800	52,762
Aptiv PLC	1,091	85,011
BorgWarner, Inc.	920	32,476
Bridgestone Corp.	6,162	198,881
Cie Generale des Etablissements Michelin SCA–Class B	1,954	203,671
Continental AG	1,267	124,560
Denso Corp.	4,989	195,654
Faurecia SE	874	34,338
JTEKT Corp.	2,371	18,513
NGK Spark Plug Co., Ltd.	1,803	25,914
Stanley Electric Co., Ltd.	1,395	33,770
Sumitomo Electric Industries Ltd.	8,682	100,153
Sumitomo Rubber Industries Ltd.	1,968	19,492
Toyoda Gosei Co., Ltd.	748	15,628
Toyota Industries Corp.	1,698	90,253
Valeo SA	2,636	69,526
Yokohama Rubber Co., Ltd. (The)	1,366	19,315

		1,319,917

AUTOMOBILES–0.8%
Bayerische Motoren Werke AG	3,812	243,360
Daimler AG	9,852	400,817
Ferrari NV	1,451	248,549
Fiat Chrysler Automobiles NV	12,630	127,792
Ford Motor Co.	17,370	105,610
General Motors Co.	5,586	141,326
Honda Motor Co., Ltd.	18,767	480,316
Isuzu Motors Ltd.	6,348	57,686
Mitsubishi Motors Corp.	7,719	19,131
Nissan Motor Co., Ltd.	26,300	97,532
Renault SA	2,213	56,639
Subaru Corp.	7,083	148,316
Suzuki Motor Corp.	4,318	147,443
Toyota Motor Corp.	22,061	1,387,285
Volkswagen AG	374	60,385
Volkswagen AG (Preference Shares)	2,137	324,824

		4,047,011

DISTRIBUTORS–0.0%
Genuine Parts Co.	610	53,045

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Jardine Cycle & Carriage Ltd.	1,137	$16,593
LKQ Corp.(a)	1,314	34,427

		104,065

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	826	22,153
H&R Block, Inc.	860	12,281

		34,434

HOTELS, RESTAURANTS & LEISURE–0.7%
Accor SA	2,181	59,523
Aristocrat Leisure Ltd.	6,615	118,451
Carnival Corp.(c)	2,055	33,743
Chipotle Mexican Grill, Inc.–Class A(a)	154	162,063
Compass Group PLC	18,425	253,500
Crown Resorts Ltd.	4,287	28,879
Darden Restaurants, Inc.	470	35,612
Domino’s Pizza, Inc.	173	63,913
Evolution Gaming Group AB(b)	1,464	86,955
Flutter Entertainment PLC	1,614	213,087
Galaxy Entertainment Group Ltd.	24,949	171,144
Genting Singapore Ltd.	69,609	38,297
GVC Holdings PLC	6,708	61,485
Hilton Worldwide Holdings, Inc.	1,166	85,643
InterContinental Hotels Group PLC	1,447	63,878
La Francaise des Jeux SAEM(b)	989	30,568
Las Vegas Sands Corp.	1,447	65,896
Marriott International, Inc./MD–Class A	1,171	100,390
McDonald’s Corp.	3,350	617,975
Melco Resorts & Entertainment Ltd. (ADR)	2,272	35,261
MGM Resorts International(c)	2,240	37,632
Norwegian Cruise Line Holdings Ltd.(a)	931	15,296
Oriental Land Co., Ltd./Japan	2,303	304,332
Royal Caribbean Cruises Ltd.	677	34,053
Sands China Ltd.	27,932	110,031
SJM Holdings Ltd.	22,833	25,599
Sodexo SA	221	14,986
Starbucks Corp.	5,191	382,006
Whitbread PLC	2,096	57,666
Wynn Resorts Ltd.	410	30,541
Yum! Brands, Inc.	1,315	114,287

		3,452,692

HOUSEHOLD DURABLES–0.4%
Barratt Developments PLC	11,070	68,038
Berkeley Group Holdings PLC	1,449	74,624

DR Horton, Inc.	1,485	$82,343
Electrolux AB–Class B	2,430	40,885
Garmin Ltd.	620	60,450
Iida Group Holdings Co., Ltd.	1,694	26,034
Leggett & Platt, Inc.	575	20,211
Lennar Corp.–Class A	1,250	77,025
Mohawk Industries, Inc.(a)	250	25,440
Newell Brands, Inc.	1,625	25,805
Nikon Corp.	3,200	26,875
NVR, Inc.(a)	20	65,175
Panasonic Corp.	25,416	222,874
Persimmon PLC	2,720	76,980
PulteGroup, Inc.	1,115	37,943
Rinnai Corp.	416	34,837
SEB SA	261	43,295
Sekisui Chemical Co., Ltd.	4,000	57,311
Sekisui House Ltd.	7,155	136,604
Sharp Corp./Japan	2,451	26,286
Sony Corp.	13,242	914,097
Taylor Wimpey PLC	37,797	66,712
Whirlpool Corp.(c)	300	38,859

		2,248,703

INTERNET & DIRECT MARKETING RETAIL–1.4%
Amazon.com, Inc.(a)	1,890	5,214,170
Booking Holdings, Inc.(a)	257	409,231
Delivery Hero SE(a)(b)	1,474	151,479
eBay, Inc.	3,415	179,117
Expedia Group, Inc.	532	43,731
Just Eat Takeaway.com NV(a)(b)	1,397	146,021
Mercari, Inc.(a)	976	30,306
Ocado Group PLC(a)	4,171	104,819
Prosus NV(a)	5,634	523,727
Rakuten, Inc.	9,908	87,517
Zalando SE(a)(b)	1,747	123,933
ZOZO, Inc.	1,255	27,977

		7,042,028

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	2,300	121,067
Hasbro, Inc.	500	37,475
Sega Sammy Holdings, Inc.	1,992	23,879
Shimano, Inc.	854	164,215
Yamaha Corp.	1,600	75,464

		422,100

MULTILINE RETAIL–0.2%
Dollar General Corp.	1,160	220,992
Dollar Tree, Inc.(a)	1,038	96,202
Isetan Mitsukoshi Holdings Ltd.	3,874	22,295
Kohl’s Corp.	680	14,124
Next PLC	1,531	92,694
Pan Pacific International Holdings Corp.	4,742	104,403
Ryohin Keikaku Co., Ltd.	2,570	36,554

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Target Corp.	2,215	$265,645
Wesfarmers Ltd.	13,052	405,815

		1,258,724

SPECIALTY RETAIL–0.8%
ABC-Mart, Inc.	380	22,292
Advance Auto Parts, Inc.	331	47,151
AutoZone, Inc.(a)	155	174,859
Best Buy Co., Inc.	1,000	87,270
CarMax, Inc.(a)	720	64,476
Fast Retailing Co., Ltd.	672	386,246
Gap, Inc. (The)	905	11,421
Hennes & Mauritz AB–Class B	9,038	131,921
Home Depot, Inc. (The)	4,870	1,219,984
Industria de Diseno Textil SA	11,346	301,048
JD Sports Fashion PLC	5,019	38,630
Kingfisher PLC	24,290	66,826
L Brands, Inc.	1,025	15,344
Lowe’s Cos., Inc.	3,360	454,003
Nitori Holdings Co., Ltd.	923	180,972
O’Reilly Automotive, Inc.(a)	390	164,451
Ross Stores, Inc.	1,550	132,122
Shimamura Co., Ltd.	273	18,491
Tiffany & Co.	455	55,483
TJX Cos., Inc. (The)	5,390	272,518
Tractor Supply Co.	515	67,872
Ulta Beauty, Inc.(a)	252	51,262

		3,964,642

TEXTILES, APPAREL & LUXURY GOODS–0.9%
adidas AG	2,192	577,924
Burberry Group PLC	4,658	92,043
Cie Financiere Richemont SA	6,009	387,582
EssilorLuxottica SA	3,274	421,064
Hanesbrands, Inc.	1,547	17,466
Hermes International	365	306,457
Kering SA	873	477,286
LVMH Moet Hennessy Louis Vuitton SE	2,889	1,275,479
Moncler SpA	2,262	86,982
NIKE, Inc.–Class B	5,550	544,177
Pandora A/S	1,211	66,138
PVH Corp.	245	11,772
Ralph Lauren Corp.	190	13,779
Swatch Group AG (The)	334	67,038
Tapestry, Inc.	1,180	15,670
Under Armour, Inc.–Class A(a)	827	8,055
Under Armour, Inc.–Class C(a)	804	7,107
VF Corp.	1,450	88,363

		4,464,382

		28,358,698

CONSUMER STAPLES–4.7%
BEVERAGES–0.9%
Anheuser-Busch InBev SA/NV	7,925	$390,674
Asahi Group Holdings Ltd.	4,453	156,399
Brown-Forman Corp.–Class B	792	50,419
Budweiser Brewing Co. APAC Ltd.(b)	19,818	58,016
Carlsberg A/S–Class B	1,232	163,373
Coca-Cola Amatil Ltd.	5,833	35,135
Coca-Cola Bottlers Japan Holdings, Inc.	1,300	23,578
Coca-Cola Co. (The)	17,220	769,390
Coca-Cola European Partners PLC	2,134	80,580
Coca-Cola HBC AG	2,301	57,601
Constellation Brands, Inc.–Class A	720	125,964
Diageo PLC	24,308	807,933
Heineken NV	2,984	275,108
Ito En Ltd.	616	34,772
Kirin Holdings Co., Ltd.	9,345	196,990
Molson Coors Beverage Co.–Class B	750	25,770
Monster Beverage Corp.(a)	1,620	112,298
PepsiCo, Inc.	6,275	829,932
Pernod Ricard SA	2,445	385,005
Remy Cointreau SA	260	35,471
Suntory Beverage & Food Ltd.	1,601	62,468
Treasury Wine Estates Ltd.	150	1,091

		4,677,967

FOOD & STAPLES RETAILING–0.7%
Aeon Co., Ltd.	7,528	175,135
Casino Guichard Perrachon SA(a)	499	18,487
Coles Group Ltd.	15,355	182,531
Colruyt SA	638	35,064
Cosmos Pharmaceutical Corp.	231	35,444
Costco Wholesale Corp.	2,015	610,968
J Sainsbury PLC	20,378	52,738
Jeronimo Martins SGPS SA	2,897	50,697
Kobe Bussan Co., Ltd.	709	40,261
Koninklijke Ahold Delhaize NV	12,671	345,336
Kroger Co. (The)	3,520	119,152
Lawson, Inc.	600	30,180
Seven & i Holdings Co., Ltd.	8,674	283,757
Sundrug Co., Ltd.	824	27,271
Sysco Corp.	2,225	121,619
Tesco PLC	101,866	286,515
Tsuruha Holdings, Inc.	426	58,836
Walgreens Boots Alliance, Inc.	3,275	138,827

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Walmart, Inc.	6,363	$762,160
Wm Morrison Supermarkets PLC	27,684	65,216
Woolworths Group Ltd.	14,518	374,227

		3,814,421

FOOD PRODUCTS–1.3%
a2 Milk Co., Ltd.(a)	6,019	78,787
Ajinomoto Co., Inc.	5,373	89,165
Archer-Daniels-Midland Co.	2,425	96,758
Associated British Foods PLC	3,365	79,563
Barry Callebaut AG	35	66,809
Calbee, Inc.	1,002	27,695
Campbell Soup Co.	675	33,500
Chocoladefabriken Lindt & Spruengli AG (REG)	2	172,514
Conagra Brands, Inc.	2,165	76,143
Danone SA	7,109	493,458
General Mills, Inc.	2,605	160,598
Hershey Co. (The)	650	84,253
Hormel Foods Corp.	1,150	55,511
JM Smucker Co. (The)	495	52,376
Kellogg Co.	1,015	67,051
Kerry Group PLC–Class A	1,472	182,862
Kikkoman Corp.	1,724	83,265
Kraft Heinz Co. (The)	2,728	86,996
Lamb Weston Holdings, Inc.	590	37,719
McCormick & Co., Inc./MD	575	103,161
MEIJI Holdings Co., Ltd.	1,318	104,881
Mondelez International, Inc.–Class A	6,395	326,976
Mowi ASA	5,059	96,433
Nestle SA	30,955	3,432,000
NH Foods Ltd.	933	37,544
Nisshin Seifun Group, Inc.	2,277	33,999
Nissin Foods Holdings Co., Ltd.	730	64,678
Orkla ASA	4,449	39,060
Tyson Foods, Inc.–Class A	1,225	73,145
WH Group Ltd.(b)	110,196	95,231
Wilmar International Ltd.	22,113	65,405
Yakult Honsha Co., Ltd.	1,419	83,485
Yamazaki Baking Co., Ltd.	1,394	23,945

		6,604,966

HOUSEHOLD PRODUCTS–0.7%
Church & Dwight Co., Inc.	1,026	79,310
Clorox Co. (The)	570	125,041
Colgate-Palmolive Co.	3,780	276,923
Essity AB–Class B	6,982	226,366
Henkel AG & Co. KGaA	638	53,375
Henkel AG & Co. KGaA (Preference Shares)	2,051	191,346
Kimberly-Clark Corp.	1,555	219,799
Lion Corp.	2,582	62,101
Procter & Gamble Co. (The)	11,170	1,335,597

Reckitt Benckiser Group PLC	7,382	$679,132
Unicharm Corp.	4,645	190,503

		3,439,493

PERSONAL PRODUCTS–0.7%
Beiersdorf AG	1,161	132,022
Coty, Inc.–Class A	1,262	5,641
Estee Lauder Cos., Inc. (The)–Class A	1,040	196,227
Kao Corp.	5,549	440,357
L’Oreal SA	2,892	933,383
Shiseido Co., Ltd.	4,614	294,007
Unilever NV	16,815	896,537
Unilever PLC	12,154	655,600

		3,553,774

TOBACCO–0.4%
Altria Group, Inc.	8,340	327,345
British American Tobacco PLC	23,860	915,098
Imperial Brands PLC	9,340	177,802
Japan Tobacco, Inc.	13,853	257,288
Philip Morris International, Inc.	6,950	486,917
Swedish Match AB	1,957	138,078

		2,302,528

		24,393,149

COMMUNICATION SERVICES–3.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.2%
Altice Europe NV–Class A(a)	7,169	27,726
AT&T, Inc.	32,677	987,826
BT Group PLC	81,346	115,043
Cellnex Telecom SA(b)	2,424	148,052
CenturyLink, Inc.	4,312	43,249
Charter Communications, Inc.–Class A(a)	693	353,458
Comcast Corp.–Class A	20,252	789,423
Deutsche Telekom AG	34,771	583,431
Elisa Oyj	1,638	99,675
Eurazeo SE	453	23,278
HKT Trust & HKT Ltd.–Class SS	43,580	63,952
Iliad SA	171	33,381
Infrastrutture Wireless Italiane SpA(b)	2,762	27,726
Koninklijke KPN NV	41,123	109,384
Nippon Telegraph & Telephone Corp.	14,800	344,832
Orange SA	22,965	274,614
PCCW Ltd.	48,874	27,944
Proximus SADP	1,581	32,216

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Singapore Telecommunications Ltd.	71,734	$127,607
Spark New Zealand Ltd.	21,146	62,564
Swisscom AG	299	156,796
Telecom Italia SpA/Milano	96,254	37,956
Telecom Italia SpA/Milano (Savings Shares)	69,387	27,005
Telefonica Deutschland Holding AG	11,986	35,349
Telefonica SA	52,707	252,086
Telenet Group Holding NV	528	21,755
Telenor ASA	8,302	121,216
Telia Co. AB	29,074	108,772
Telstra Corp., Ltd.	47,917	104,010
United Internet AG	1,180	50,135
Verizon Communications, Inc.	18,505	1,020,181
Washington H Soul Pattinson & Co., Ltd.	1,240	16,843

		6,227,485

ENTERTAINMENT–0.7%
Activision Blizzard, Inc.	3,365	255,404
Bollore SA	10,158	32,052
Electronic Arts, Inc.(a)	1,315	173,646
Konami Holdings Corp.	1,074	35,838
Live Nation Entertainment, Inc.(a)	616	27,307
Netflix, Inc.(a)	1,992	906,440
Nexon Co., Ltd.	5,577	125,797
Nintendo Co., Ltd.	1,164	520,388
Take-Two Interactive Software, Inc.(a)	485	67,691
Toho Co., Ltd./Tokyo	115	4,154
Ubisoft Entertainment SA(a)	81	6,708
Vivendi SA	9,545	246,640
Walt Disney Co. (The)	8,059	898,659

		3,300,724

INTERACTIVE MEDIA & SERVICES–1.3%
Alphabet, Inc.–Class A(a)	1,409	1,998,032
Alphabet, Inc.–Class C(a)	1,344	1,899,892
Auto Trader Group PLC(b)	11,120	72,400
Facebook, Inc.–Class A(a)	10,767	2,444,863
Kakaku.com, Inc.	1,547	39,409
LINE Corp.(a)	694	34,928
REA Group Ltd.	607	45,739
Scout24 AG(b)	181	14,003
SEEK Ltd.	3,727	57,019
Twitter, Inc.(a)	3,386	100,869
Z Holdings Corp.	30,532	149,843

		6,856,997

MEDIA–0.2%
Dentsu Group, Inc.	2,490	59,067
Discovery, Inc.– Class A(a)(c)	685	14,454
Discovery, Inc.–Class C(a)	1,404	27,041

DISH Network Corp.–Class A(a)	1,106	$38,168
Fox Corp.–Class A	1,550	41,571
Fox Corp.–Class B(a)	632	16,963
Hakuhodo DY Holdings, Inc.	2,490	29,718
Informa PLC	14,664	84,783
Interpublic Group of Cos., Inc. (The)	1,675	28,743
ITV PLC	39,385	36,401
JCDecaux SA	980	18,307
News Corp.–Class A	1,678	19,901
News Corp.–Class B	467	5,581
Omnicom Group, Inc.	960	52,416
Pearson PLC	8,837	62,909
Publicis Groupe SA	2,491	80,920
SES SA	3,959	27,051
ViacomCBS, Inc.–Class B(c)	2,338	54,522
WPP PLC	13,761	107,285

		805,801

WIRELESS TELECOMMUNICATION SERVICES–0.5%
KDDI Corp.	17,149	511,677
NTT DOCOMO, Inc.	13,437	356,726
Softbank Corp.	22,042	280,952
SoftBank Group Corp.	16,303	822,122
T-Mobile US, Inc.(a)	2,570	267,665
Tele2 AB–Class B	5,748	76,517
Vodafone Group PLC	278,458	442,681

		2,758,340

		19,949,347

MATERIALS–2.5%
CHEMICALS–1.4%
Air Liquide SA	4,936	713,680
Air Products & Chemicals, Inc.	1,050	253,533
Air Water, Inc.	2,115	29,883
Akzo Nobel NV	2,298	206,454
Albemarle Corp.	411	31,733
Arkema SA	794	76,322
Asahi Kasei Corp.	14,441	118,211
BASF SE	10,619	596,461
Celanese Corp.–Class A	458	39,544
CF Industries Holdings, Inc.	950	26,733
Chr Hansen Holding A/S	1,215	125,322
Corteva, Inc.(a)	3,306	88,568
Covestro AG(b)	2,001	76,215
Croda International PLC	1,484	96,387
Dow, Inc.(a)	3,306	134,753
DuPont de Nemours, Inc.	3,266	173,523
Eastman Chemical Co.	530	36,909
Ecolab, Inc.	1,150	228,792
Evonik Industries AG	2,375	60,491
FMC Corp.	580	57,780
FUCHS PETROLUB SE (Preference Shares)	800	32,155
Givaudan SA	107	399,962

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

International Flavors & Fragrances, Inc.	501	$61,316
Israel Chemicals Ltd.	8,106	24,145
Johnson Matthey PLC	2,228	58,026
JSR Corp.	2,342	45,434
Kansai Paint Co., Ltd.	2,040	43,109
Koninklijke DSM NV	1,984	275,415
Kuraray Co., Ltd.	3,676	38,468
LANXESS AG	957	50,608
Linde PLC	2,390	506,943
LyondellBasell Industries NV–Class A	1,099	72,226
Mitsubishi Chemical Holdings Corp.	14,738	85,947
Mitsubishi Gas Chemical Co., Inc.	1,819	27,666
Mosaic Co. (The)	1,560	19,516
Nippon Paint Holdings Co., Ltd.	1,686	122,971
Nissan Chemical Corp.	1,429	73,520
Nitto Denko Corp.	1,828	103,630
Novozymes A/S–Class B	1,608	93,225
Orica Ltd.	4,656	53,845
PPG Industries, Inc.	1,050	111,363
Sherwin-Williams Co. (The)	375	216,694
Shin-Etsu Chemical Co., Ltd.	4,100	481,182
Showa Denko KK	1,500	33,857
Sika AG	1,633	314,797
Solvay SA	853	68,433
Symrise AG	1,481	173,050
Taiyo Nippon Sanso Corp.	1,745	29,181
Teijin Ltd.	2,050	32,639
Toray Industries, Inc.	15,963	75,346
Tosoh Corp.	2,791	38,340
Umicore SA	1,906	89,971
Yara International ASA	2,038	71,049

		7,095,323

CONSTRUCTION MATERIALS–0.1%
CRH PLC	9,039	311,125
James Hardie Industries PLC	5,099	98,250
LafargeHolcim Ltd.(a)	6,027	265,526
Martin Marietta Materials, Inc.	277	57,220
Taiheiyo Cement Corp.	1,304	30,297
Vulcan Materials Co.	615	71,248

		833,666

CONTAINERS & PACKAGING–0.1%
AMCOR PLC(a)	7,243	73,951
Avery Dennison Corp.	335	38,220
Ball Corp.	1,410	97,981
International Paper Co.	1,675	58,977
Packaging Corp. of America	375	37,425
Sealed Air Corp.	640	21,024
Smurfit Kappa Group PLC	1,254	42,142

Westrock Co.	1,127	$31,849

		401,569

METALS & MINING–0.8%
Anglo American PLC	12,776	294,528
Antofagasta PLC	4,539	52,536
BHP Group Ltd.	30,641	762,896
BHP Group PLC	21,969	449,553
BlueScope Steel Ltd.	1,761	14,507
Boliden AB	3,148	72,204
Fortescue Metals Group Ltd.	19,493	189,505
Freeport-McMoRan, Inc.	6,395	73,990
Glencore PLC(a)	101,307	215,805
Hitachi Metals Ltd.	2,468	29,581
JFE Holdings, Inc.	5,000	36,148
Maruichi Steel Tube Ltd.	649	16,176
Mitsubishi Materials Corp.	1,286	27,154
Newcrest Mining Ltd.	9,300	206,219
Newmont Corp.	3,631	224,178
Nippon Steel Corp.	9,298	87,861
Norsk Hydro ASA	14,486	40,414
Northern Star Resources Ltd.	8,518	80,333
Nucor Corp.	1,260	52,177
Rio Tinto Ltd.	4,273	292,588
Rio Tinto PLC	11,667	656,579
South32 Ltd.	52,892	74,880
Sumitomo Metal Mining Co., Ltd.	2,682	75,551
thyssenkrupp AG	3,919	27,959
voestalpine AG	1,337	28,873

		4,082,195

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	5,565	104,093
Stora Enso Oyj–Class R	6,696	80,147
Svenska Cellulosa AB SCA–Class B	6,974	83,417
UPM-Kymmene Oyj	6,144	177,959

		445,616

		12,858,369

UTILITIES–1.8%
ELECTRIC UTILITIES–1.0%
Alliant Energy Corp.	1,038	49,658
American Electric Power Co., Inc.	2,185	174,013
Chubu Electric Power Co., Inc.	7,416	93,011
Chugoku Electric Power Co., Inc. (The)	3,342	44,556
CLP Holdings Ltd.	18,903	185,651
Duke Energy Corp.	3,242	259,003
Edison International	1,585	86,081
EDP–Energias de Portugal SA	29,006	138,453
Electricite de France SA	7,145	66,428
Elia Group SA/NV	356	38,730
Endesa SA	3,656	90,692

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Enel SpA	93,625	$809,710
Entergy Corp.	875	82,084
Evergy, Inc.	985	58,401
Eversource Energy	1,460	121,574
Exelon Corp.	4,317	156,664
FirstEnergy Corp.	2,325	90,163
Fortum Oyj	4,947	94,379
HK Electric Investments & HK Electric Investments Ltd.– Class SS(b)	30,514	31,695
Iberdrola SA	60,414	705,314
Kansai Electric Power Co., Inc. (The)	8,006	77,578
Kyushu Electric Power Co., Inc.	4,100	34,363
Mercury NZ Ltd.	7,840	23,886
NextEra Energy, Inc.	2,235	536,780
NRG Energy, Inc.	1,060	34,514
Orsted A/S(b)	1,747	201,606
Pinnacle West Capital Corp.	485	35,546
Power Assets Holdings Ltd.	15,969	87,256
PPL Corp.	3,365	86,952
Red Electrica Corp. SA	3,386	63,350
Southern Co. (The)	4,610	239,028
SSE PLC	10,149	171,854
Terna Rete Elettrica Nazionale SpA	2,250	15,519
Tohoku Electric Power Co., Inc.	4,920	46,738
Verbund AG	759	34,088
Xcel Energy, Inc.	2,330	145,625

		5,210,943

GAS UTILITIES–0.2%
APA Group	13,346	103,195
Atmos Energy Corp.	492	48,993
Enagas SA	2,865	70,088
Hong Kong & China Gas Co., Ltd.	122,741	190,760
Naturgy Energy Group SA	3,396	63,400
Osaka Gas Co., Ltd.	4,317	85,334
Snam SpA	23,447	114,308
Toho Gas Co., Ltd.	851	42,535
Tokyo Gas Co., Ltd.	4,329	103,656

		822,269

Independent Power and Renewable Electricity Producers–0.0%
AES Corp./VA	2,925	42,383
Electric Power Development Co., Ltd.	1,600	30,330
Meridian Energy Ltd.	14,751	45,984
Uniper SE	527	17,006

		135,703

MULTI-UTILITIES–0.5%
AGL Energy Ltd.	7,355	87,011
Ameren Corp.	1,010	71,064

CenterPoint Energy, Inc.(c)	2,155	$40,234
CMS Energy Corp.	1,220	71,272
Consolidated Edison, Inc.	1,490	107,176
Dominion Energy, Inc.	3,670	297,930
DTE Energy Co.	820	88,150
E.ON SE	25,844	291,719
Engie SA	21,025	260,750
National Grid PLC	36,491	445,205
NiSource, Inc.	1,605	36,498
Public Service Enterprise Group, Inc.	2,245	110,364
RWE AG	6,723	235,352
Sempra Energy	1,250	146,537
United Utilities Group PLC	7,540	84,725
Veolia Environnement SA	6,203	140,071
WEC Energy Group, Inc.	1,418	124,288

		2,638,346

WATER UTILITIES–0.1%
American Water Works Co., Inc.	821	105,630
Severn Trent PLC	2,739	83,824

		189,454

		8,996,715

ENERGY–1.6%
ENERGY EQUIPMENT & SERVICES–0.1%
Baker Hughes Co.–Class A	2,900	44,631
Halliburton Co.	3,850	49,973
National Oilwell Varco, Inc.	1,675	20,519
Schlumberger Ltd.	6,170	113,466
TechnipFMC PLC	1,788	12,230

		240,819

OIL, GAS & CONSUMABLE FUELS–1.5%
Ampol Ltd.	2,812	57,298
Apache Corp.	1,615	21,802
BP PLC	210,663	807,059
Cabot Oil & Gas Corp.	1,790	30,752
Chevron Corp.	8,430	752,209
Concho Resources, Inc.	807	41,560
ConocoPhillips	4,830	202,957
Devon Energy Corp.	1,730	19,618
Diamondback Energy, Inc.	628	26,263
Eni SpA	29,283	280,707
EOG Resources, Inc.	2,580	130,703
Equinor ASA	11,529	166,083
Exxon Mobil Corp.	18,850	842,972
Galp Energia SGPS SA	5,770	66,932
Hess Corp.	1,140	59,063
HollyFrontier Corp.	650	18,980
Idemitsu Kosan Co., Ltd.	1,072	22,879
Inpex Corp.	11,643	72,702
JXTG Holdings, Inc.	35,325	125,918
Kinder Morgan, Inc./DE	8,699	131,964
Koninklijke Vopak NV	810	42,844
Lundin Petroleum AB	2,139	52,204

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Marathon Oil Corp.	3,535	$21,634
Marathon Petroleum Corp.	2,851	106,570
Neste Oyj	4,921	193,277
Noble Energy, Inc.	2,110	18,906
Occidental Petroleum Corp.	3,986	72,944
Oil Search Ltd.	4,787	10,609
OMV AG	1,688	56,960
ONEOK, Inc.	1,818	60,394
Origin Energy Ltd.	20,273	82,496
Phillips 66	1,940	139,486
Pioneer Natural Resources Co.	715	69,855
Repsol SA	16,224	143,355
Royal Dutch Shell PLC–Class A	42,811	685,458
Royal Dutch Shell PLC–Class B	38,736	587,249
Santos Ltd.	20,382	75,751
TOTAL SA	28,454	1,097,141
Valero Energy Corp.	1,795	105,582
Williams Cos., Inc. (The)	5,328	101,339
Woodside Petroleum Ltd.	10,847	163,927

		7,766,402

		8,007,221

REAL ESTATE–1.5%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.0%
Alexandria Real Estate Equities, Inc.	582	94,430
American Tower Corp.	2,025	523,544
Apartment Investment & Management Co.–Class A	574	21,605
Ascendas Real Estate Investment Trust	35,402	81,227
AvalonBay Communities, Inc.	595	92,011
Boston Properties, Inc.	650	58,747
British Land Co. PLC (The)	9,308	44,525
CapitaLand Mall Trust	29,724	42,176
Covivio	553	40,111
Crown Castle International Corp.	1,870	312,945
Dexus	12,575	80,710
Digital Realty Trust, Inc.	1,128	160,300
Duke Realty Corp.	1,578	55,845
Equinix, Inc.	380	266,874
Equity Residential	1,530	89,995
Essex Property Trust, Inc.	328	75,168
Extra Space Storage, Inc.	583	53,852
Federal Realty Investment Trust	272	23,177
Gecina SA	528	65,212
Goodman Group	18,942	195,448
GPT Group (The)	22,423	65,141
Healthpeak Properties, Inc.	2,130	58,703
Host Hotels & Resorts, Inc.	3,170	34,204
ICADE	343	23,951

Iron Mountain, Inc.(c)	1,198	$31,268
Japan Prime Realty Investment Corp.	10	29,336
Japan Real Estate Investment Corp.	16	82,114
Japan Retail Fund Investment Corp.	31	38,774
Kimco Realty Corp.	1,860	23,882
Klepierre SA	2,231	44,595
Land Securities Group PLC	6,238	42,622
Link REIT	23,783	195,262
Mapletree Commercial Trust	24,747	34,626
Mapletree Logistics Trust	30,622	42,990
Mid-America Apartment Communities, Inc.	496	56,876
Mirvac Group	45,284	68,406
Nippon Building Fund, Inc.	15	85,428
Nippon Prologis REIT, Inc.(a)	25	75,966
Nomura Real Estate Master Fund, Inc.(a)	49	58,687
Orix JREIT, Inc.	1	1,318
Prologis, Inc.	3,279	306,029
Public Storage	650	124,729
Realty Income Corp.	1,508	89,726
Regency Centers Corp.	733	33,637
SBA Communications Corp.	540	160,877
Scentre Group	60,304	91,550
Segro PLC	12,623	139,610
Simon Property Group, Inc.	1,356	92,723
SL Green Realty Corp.	276	13,604
Stockland	27,447	63,644
Suntec Real Estate Investment Trust	22,651	23,139
UDR, Inc.	1,228	45,903
United Urban Investment Corp.	35	37,697
Ventas, Inc.	1,611	58,995
Vicinity Centres	35,201	35,282
Vornado Realty Trust	635	24,263
Welltower, Inc.	1,735	89,786
Weyerhaeuser Co.	3,298	74,073

		4,977,318

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.5%
Aeon Mall Co., Ltd.	1,178	15,654
Aroundtown SA	1,933	11,080
Azrieli Group Ltd.	489	22,287
CapitaLand Ltd.	29,564	62,458
CBRE Group, Inc.–Class A(a)	1,415	63,986
City Developments Ltd.	5,233	31,979
CK Asset Holdings Ltd.	29,761	178,470
Daito Trust Construction Co., Ltd.	748	68,937
Daiwa House Industry Co., Ltd.	6,519	153,945
Deutsche Wohnen SE	3,934	176,777

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Hang Lung Properties Ltd.	23,298	$55,386
Henderson Land Development Co., Ltd.	16,719	63,761
Hongkong Land Holdings Ltd.	12,626	52,518
Hulic Co., Ltd.	3,490	32,949
Kerry Properties Ltd.	6,514	16,921
LEG Immobilien AG	795	100,834
Lendlease Group	1,135	9,810
Mitsubishi Estate Co., Ltd.	13,612	202,844
Mitsui Fudosan Co., Ltd.	10,709	190,242
Nomura Real Estate Holdings, Inc.	1,331	24,780
Sino Land Co., Ltd.	36,047	45,607
Sumitomo Realty & Development Co., Ltd.	3,562	98,321
Sun Hung Kai Properties Ltd.	15,000	191,628
Swire Pacific Ltd.–Class A	5,731	30,459
Swire Properties Ltd.	13,468	34,386
Swiss Prime Site AG	875	81,170
Tokyu Fudosan Holdings Corp.	7,006	32,960
Unibail-Rodamco-Westfield	1,593	89,792
UOL Group Ltd.	5,340	26,255
Vonovia SE	5,930	362,460
Wharf Real Estate Investment Co., Ltd.	11,661	55,980
Wheelock & Co., Ltd.(d)(e)	8,270	65,308

		2,649,944

		7,627,262

Total Common Stocks (cost $180,887,799)		252,371,629

	Principal Amount (000)
GOVERNMENTS– TREASURIES–39.5%
UNITED STATES–39.5%
U.S. Treasury Bonds 2.00%, 02/15/2050	$990	1,133,859
2.25%, 08/15/2046	6,373	7,556,462
2.375%, 11/15/2049	1,045	1,290,945
2.50%, 02/15/2045–05/15/2046	598	738,132
2.75%, 08/15/2042–08/15/2047	1,177	1,514,836
2.875%, 05/15/2043–05/15/2049	6,862	9,056,338
3.00%, 05/15/2045–02/15/2049	4,154	5,680,818
3.125%, 11/15/2041–02/15/2043	2,825	3,828,652
3.50%, 02/15/2039	23	32,538
3.625%, 08/15/2043	3,658	5,342,395
3.75%, 08/15/2041–11/15/2043	399	590,490

3.875%, 08/15/2040	$280	$417,244
4.25%, 05/15/2039	240	370,838
4.375%, 11/15/2039–05/15/2041	1,258	1,983,002
4.50%, 08/15/2039	317	504,723
4.75%, 02/15/2037–02/15/2041	1,127	1,816,053
5.25%, 11/15/2028	690	954,680
5.375%, 02/15/2031	650	965,656
5.50%, 08/15/2028	1,383	1,927,556
6.00%, 02/15/2026	2,846	3,736,709
6.125%, 11/15/2027	732	1,030,976
6.25%, 08/15/2023–05/15/2030	804	1,194,460
6.875%, 08/15/2025	849	1,131,823
7.25%, 08/15/2022	775	890,766
7.625%, 02/15/2025	295	394,378
8.00%, 11/15/2021	9,123	10,096,595
U.S. Treasury Notes 0.25%, 06/30/2025	1,440	1,437,300
0.375%, 04/30/2025	2,600	2,611,375
0.50%, 03/31/2025	408	412,208
0.625%, 05/15/2030	1,055	1,052,198
1.125%, 02/28/2021–09/30/2021	1,110	1,123,008
1.25%, 10/31/2021–05/15/2050	6,327	6,457,017
1.375%, 08/31/2023	1,651	1,713,428
1.50%, 09/30/2024–02/15/2030	9,529	10,092,225
1.625%, 08/15/2022–08/15/2029	15,079	15,856,030
1.75%, 03/31/2022–11/15/2029	15,661	16,408,341
1.875%, 11/30/2021–10/31/2022	6,713	6,940,803
2.00%, 11/15/2021–11/15/2026	28,091	29,719,700
2.125%, 11/30/2023–05/15/2025	13,005	13,993,117
2.25%, 04/30/2024–08/15/2049	9,110	10,161,268
2.375%, 08/15/2024–05/15/2029	4,221	4,789,228
2.50%, 08/15/2023–05/15/2024	5,883	6,365,062
2.625%, 02/15/2029	821	962,109
2.75%, 11/15/2023–02/15/2028	3,400	3,711,843
2.875%, 10/31/2023–05/15/2028	2,273	2,540,809
3.125%, 05/15/2021–11/15/2028	2,049	2,405,012

Total Governments–Treasuries (cost $183,583,699)		202,933,005

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–4.4%
FUNDS AND INVESTMENT TRUSTS–4.4%(g)
Vanguard Global ex-U.S. Real Estate ETF	244,819	$11,423,254
Vanguard Real Estate ETF(c)	143,971	11,306,043

Total Investment Companies (cost $24,335,911)		22,729,297

RIGHTS–0.0%
COMMUNICATION SERVICES–0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.0%
Telefonica SA, expiring 07/02/2020(a)(e)	52,707	10,369

WIRELESS TELECOMMUNICATION SERVICES–0.0%
T-Mobile US, Inc., expiring 07/27/2020(a)	1,635	275

		10,644

ENERGY–0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Repsol SA, expiring 07/06/2020(a)	16,224	7,898

INDUSTRIALS–0.0%
CONSTRUCTION & ENGINEERING–0.0%
ACS Actividades de Construccion y Servicios SA, expiring 07/07/2020(a)	3,015	4,703

Total Rights (cost $25,772)		23,245

SHORT-TERM INVESTMENTS–3.6%
INVESTMENT COMPANIES–3.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(f)(g)(h) (cost $18,719,969)	18,719,969	$18,719,969

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–96.6% (cost $407,553,150)		496,777,145

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(f)(g)(h) (cost $33,724)	33,724	33,724

TOTAL INVESTMENTS–96.6% (cost $407,586,874)		496,810,869
Other assets less liabilities–3.4%		17,304,630

NET ASSETS–100.0%		$514,115,499

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	38	September 2020	$3,901,797	$50,303
10 Yr Mini Japan Government Bond Futures	143	September 2020	20,114,693	(17,730)
E-Mini Russell 2000 Futures	105	September 2020	7,547,400	440,189
Long Gilt Futures	34	September 2020	5,798,693	(469)
Mini MSCI EAFE Futures	6	September 2020	533,520	434
MSCI Emerging Market Futures	527	September 2020	25,973,195	172,939
MSCI Singapore IX ETS Futures	178	July 2020	3,778,796	6,512
S&P Midcap 400 E-Mini Index Futures	44	September 2020	7,828,040	256,325

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Sold Contracts
Euro STOXX 50 Index Futures	965	September 2020	$34,943,027	$(465,339)
FTSE 100 Index Futures	163	September 2020	12,416,314	89,143
Hang Seng Index Futures	1	July 2020	156,422	1,306
S&P 500 E-Mini Futures	283	September 2020	43,726,330	(1,279,754)
SPI 200 Futures	79	September 2020	8,030,489	(43,792)
TOPIX Index Futures	105	September 2020	15,155,592	314,485
U.S. T-Note 10 Yr (CBT) Futures	134	September 2020	18,649,031	(51,060)

				$(526,508)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	823	USD	1,037	09/14/2020	$17,202
Bank of America, NA	JPY	105,914	USD	973	09/14/2020	(8,914)
Barclays Bank PLC	USD	8,278	CAD	11,190	09/14/2020	(34,526)
BNP Paribas SA	CAD	1,613	USD	1,203	09/14/2020	14,784
BNP Paribas SA	EUR	4,249	USD	4,809	09/14/2020	26,719
BNP Paribas SA	NZD	12,762	USD	8,310	09/14/2020	75,364
BNP Paribas SA	USD	978	NOK	9,024	09/14/2020	(40,216)
Citibank, NA	CHF	2,944	USD	3,048	09/14/2020	(65,959)
Citibank, NA	EUR	563	USD	638	09/14/2020	4,760
Citibank, NA	USD	713	AUD	1,033	09/14/2020	392
Credit Suisse International	SEK	44,972	USD	4,901	09/14/2020	70,788
Goldman Sachs Bank USA	USD	2,441	GBP	1,960	09/14/2020	(10,519)
HSBC Bank USA	AUD	3,710	USD	2,567	09/14/2020	6,022
JPMorgan Chase Bank, NA	AUD	5,340	USD	3,712	09/14/2020	25,399
JPMorgan Chase Bank, NA	CHF	8,447	USD	8,911	09/14/2020	(24,215)
JPMorgan Chase Bank, NA	GBP	11,561	USD	14,672	09/14/2020	339,433
JPMorgan Chase Bank, NA	JPY	1,091,498	USD	10,096	09/14/2020	(22,258)
JPMorgan Chase Bank, NA	SEK	39,442	USD	4,298	09/14/2020	61,141
JPMorgan Chase Bank, NA	USD	1,779	CHF	1,683	09/14/2020	634
JPMorgan Chase Bank, NA	USD	1,059	CHF	998	09/14/2020	(3,528)
JPMorgan Chase Bank, NA	USD	1,436	NOK	13,299	09/14/2020	(53,506)
Morgan Stanley Capital Services, Inc.	JPY	537,312	USD	5,053	09/14/2020	71,564
Morgan Stanley Capital Services, Inc.	USD	2,455	JPY	263,991	09/14/2020	(7,280)
Morgan Stanley Capital Services, Inc.	USD	507	SEK	4,749	09/14/2020	3,160
Natwest Markets PLC	USD	2,051	CAD	2,746	09/14/2020	(27,858)
Natwest Markets PLC	USD	4,257	JPY	454,269	09/14/2020	(46,094)
Societe Generale	NOK	5,201	USD	561	09/14/2020	20,327
Standard Chartered Bank	EUR	1,808	USD	2,064	09/14/2020	29,766
State Street Bank & Trust Co.	NZD	343	USD	223	09/14/2020	1,741
UBS AG	EUR	640	USD	727	09/14/2020	7,035
UBS AG	USD	9,047	EUR	8,019	09/14/2020	(22,682)
UBS AG	USD	8,351	NZD	12,762	09/14/2020	(116,811)
UBS AG	USD	11,671	SEK	107,431	09/14/2020	(131,912)

						$159,953

20

AB Variable Products Series Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 34, 5 Year Index, 6/20/2025*	5.00%	Quarterly	5.22%	USD	23,722	$ (185,279)	$ (1,570,663)	$1,385,384

*	Termination date

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the aggregate market value of these securities amounted to $1,896,834 or 0.4% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $388,833,181)	$478,057,176	(a)
Affiliated issuers (cost $18,753,693—including investment of cash collateral for securities loaned of $33,724)	18,753,693
Cash	950
Cash collateral due from broker	15,587,120
Foreign currencies, at value (cost $696,929)	691,633
Receivable for investment securities sold	1,813,453
Unaffiliated interest and dividends receivable	1,768,689
Unrealized appreciation on forward currency exchange contracts	776,231
Receivable for capital stock sold	469,782
Receivable for variation margin on centrally cleared swaps	364,023
Affiliated dividends receivable	866

Total assets	518,283,616

LIABILITIES
Payable for investment securities purchased	2,135,353
Payable for variation margin on futures	629,674
Unrealized depreciation on forward currency exchange contracts	616,278
Advisory fee payable	295,209
Payable for capital stock redeemed	215,615
Distribution fee payable	105,604
Payable for collateral received on securities loaned	33,724
Administrative fee payable	27,639
Directors’ fees payable	391
Transfer Agent fee payable	117
Accrued expenses and other liabilities	108,513

Total liabilities	4,168,117

NET ASSETS	$514,115,499

COMPOSITION OF NET ASSETS
Capital stock, at par	$41,137
Additional paid-in capital	434,727,385
Distributable earnings	79,346,977

	$514,115,499

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$401,327	31,847	$12.60

B	$513,714,172	41,105,238	$12.50

(a)	Includes securities on loan with a value of $10,179,590 (see Note E).

See notes to financial statements.

22

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $233,952)	$3,774,912
Affiliated issuers	56,375
Interest	1,925,240
Securities lending income	3,826	$5,760,353

EXPENSES
Advisory fee (see Note B)	1,836,218
Distribution fee—Class B	655,327
Transfer agency—Class B	1,500
Custody and accounting	93,772
Audit and tax	48,150
Administrative	42,074
Legal	26,052
Printing	17,887
Directors’ fees	11,622
Miscellaneous	28,595

Total expenses	2,761,197
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,753)

Net expenses		2,755,444

Net investment income		3,004,909

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)		1,117,461
Forward currency exchange contracts		(286,715)
Futures		(18,342,745)
Swaps		(1,033,953)
Foreign currency transactions		442,978
Net change in unrealized appreciation/depreciation of:
Investments(b)		(22,482,144)
Forward currency exchange contracts		506,733
Futures		(941,303)
Swaps		1,385,384
Foreign currency denominated assets and liabilities		(81,316)

Net loss on investment and foreign currency transactions		(39,715,620)

NET DECREASE IN NET ASSETS FROM OPERATIONS		$(36,710,711)

(a)	Net of foreign capital gains taxes of $46.

(b)	Net of decrease in accrued foreign capital gains taxes of $1,734.

See notes to financial statements.

23

DYNAMIC ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,004,909		$8,401,682
Net realized loss on investment and foreign currency transactions	(18,102,974)		(3,231,753)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(21,612,646)		73,276,621

Net increase (decrease) in net assets from operations	(36,710,711)		78,446,550
Distributions to Shareholders
Class A	–0	–	(7,906)
Class B	–0	–	(10,638,376)
CAPITAL STOCK TRANSACTIONS
Net decrease	(18,542,067)		(32,253,889)

Total increase (decrease)	(55,252,778)		35,546,379
NET ASSETS
Beginning of period	569,368,277		533,821,898

End of period	$514,115,499		$569,368,277

See notes to financial statements.

24

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

26

AB Variable Products Series Fund

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$32,227,196		$11,002,578		$–0	–	$43,229,774
Health Care	17,783,572		18,904,811		–0	–	36,688,383
Financials	11,809,189		21,600,564		–0	–	33,409,753
Industrials	9,317,252		19,535,706		–0	–	28,852,958
Consumer Discretionary	13,240,757		15,117,941		–0	–	28,358,698
Consumer Staples	8,329,174		16,063,975		–0	–	24,393,149
Communication Services	12,533,965		7,415,382		–0	–	19,949,347
Materials	2,898,080		9,960,289		–0	–	12,858,369
Utilities	3,648,211		5,348,504		–0	–	8,996,715
Energy	3,259,216		4,748,005		–0	–	8,007,221
Real Estate	3,211,757		4,350,197		65,308		7,627,262
Governments—Treasuries	–0	–	202,933,005		–0	–	202,933,005
Investment Companies	22,729,297		–0	–	–0	–	22,729,297
Rights	23,245		–0	–	–0	–	23,245
Short-Term Investments:
Investment Companies	18,719,969		–0	–	–0	–	18,719,969
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	33,724		–0	–	–0	–	33,724

Total Investments in Securities	159,764,604		336,980,957		65,308		496,810,869
Other Financial Instruments(a):
Assets:
Futures	920,190		411,446		–0	–	1,331,636	(b)
Forward Currency Exchange Contracts	–0	–	776,231		–0	–	776,231
Liabilities:
Futures	(1,349,013)		(509,131)		–0	–	(1,858,144	)(b)
Forward Currency Exchange Contracts	–0	–	(616,278)		–0	–	(616,278)
Centrally Cleared Credit Default Swaps	–0	–	(185,279)		–0	–	(185,279	)(b)

Total	$159,335,781		$336,857,946		$65,308		$496,259,035

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to the portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2021 and then may be extended by the Adviser for additional one-year terms. For the six months ended June 30, 2020, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $42,074.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The

28

AB Variable Products Series Fund

Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $5,635.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$12,784	$115,605	$109,669	$18,720	$55
Government Money Market Portfolio*	0	22,449	22,415	34	1

Total				$18,754	$56

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$17,568,630	$61,347,811
U.S. government securities	17,214,229	11,692,190

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$117,420,914
Gross unrealized depreciation	(27,178,090)

Net unrealized appreciation	$90,242,824

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2020, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of

30

AB Variable Products Series Fund

such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2020, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended June 30, 2020, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

32

AB Variable Products Series Fund

During the six months ended June 30, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$50,303	*	Receivable/Payable for variation margin on futures	$69,259	*

Equity contracts	Receivable/Payable for variation margin on futures	1,281,333	*	Receivable/Payable for variation margin on futures	1,788,885	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,385,384	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	776,231		Unrealized depreciation on forward currency exchange contracts	616,278

Total		$3,493,251			$2,474,422

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,221,416	$506,661

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(19,564,161)	(1,447,964)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(286,715)	506,733

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,033,953)	1,385,384

Total		$(19,663,413)	$950,814

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2020:

Futures:
Average notional amount of buy contracts	$97,039,183
Average notional amount of sale contracts	$103,969,491
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$61,497,128
Average principal amount of sale contracts	$93,507,484
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$22,890,800	(a)

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$17,202	$(8,914)		$–0	–	$–0	–	$8,288
BNP Paribas SA	116,867	(40,216)		–0	–	–0	–	76,651
Citibank, NA	5,152	(5,152)		–0	–	–0	–	–0	–
Credit Suisse International	70,788	–0	–	–0	–	–0	–	70,788
HSBC Bank USA	6,022	–0	–	–0	–	–0	–	6,022
JPMorgan Chase Bank, NA	426,607	(103,507)		–0	–	–0	–	323,100
Morgan Stanley Capital Services, Inc.	74,724	(7,280)		–0	–	–0	–	67,444
Societe Generale	20,327	–0	–	–0	–	–0	–	20,327
Standard Chartered Bank	29,766	–0	–	–0	–	–0	–	29,766
State Street Bank & Trust Co.	1,741	–0	–	–0	–	–0	–	1,741
UBS AG	7,035	(7,035)		–0	–	–0	–	–0	–

Total	$776,231	$(172,104)		$–0	–	$–0	–	$604,127	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$8,914	$(8,914)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC	34,526	–0	–	–0	–	–0	–	34,526
BNP Paribas SA	40,216	(40,216)		–0	–	–0	–	–0	–
Citibank, NA	65,959	(5,152)		–0	–	–0	–	60,807
Goldman Sachs Bank USA	10,519	–0	–	–0	–	–0	–	10,519
JPMorgan Chase Bank, NA	103,507	(103,507)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	7,280	(7,280)		–0	–	–0	–	–0	–
Natwest Markets PLC	73,952	–0	–	–0	–	–0	–	73,952
UBS AG	271,405	(7,035)		–0	–	–0	–	264,370

Total	$616,278	$(172,104)		$–0	–	$–0	–	$444,174	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized

34

AB Variable Products Series Fund

by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$10,179,590	$33,724	$10,251,066	$3,826	$1,060	$118

*	As of June 30, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class A
Shares sold	6,116		3,650	$77,178		$46,170
Shares issued in reinvestment of dividends and distributions	–0	–	618	–0	–	7,906
Shares redeemed	(2,739)		(5,604)	(36,054)		(71,327)

Net increase (decrease)	3,377		(1,336)	$41,124		$(17,251)

Class B
Shares sold	885,570		2,194,218	$11,150,046		$28,084,156
Shares issued in reinvestment of dividends and distributions	–0	–	837,008	–0	–	10,638,376
Shares redeemed	(2,364,540)		(5,568,513)	(29,733,237)		(70,959,170)

Net decrease	(1,478,970)		(2,537,287)	$(18,583,191)		$(32,236,638)

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

At June 30, 2020, certain shareholders of the Portfolio owned 91 % in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—Exchange-traded funds, or ETFs, are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

36

AB Variable Products Series Fund

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investment risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$10,014,238	$9,401,635
Net long-term capital gains	632,044	749,498

Total taxable distributions paid	$10,646,282	$10,151,133

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,086,969
Accumulated capital and other losses	(2,402,670	)(a)
Unrealized appreciation/(depreciation)	110,373,391	(b)

Total accumulated earnings/(deficit)	$116,057,690

(a)	As of December 31, 2019, the Portfolio had a net capital loss carryforward of $1,502,089. As of December 31, 2019, the cumulative deferred loss on straddles was $900,581.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, the tax treatment of partnership investments, and corporate restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio had a net short-term capital loss carryforward of $1,502,089, which may be carried forward for an indefinite period.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

38

DYNAMIC ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.46	$11.91	$13.07	$11.63	$11.33	$11.74

Income From Investment Operations
Net investment income (a)	.09	(b)	.23	(b)	.20	(b)	.17	(b)	.13	(b)†	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	1.60	(1.11)	1.52	.27	(.19)
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.86)	1.83	(.91)	1.69	.40	(.11)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.27)	(.23)	(.25)	(.10)	(.10)
Distributions from net realized gain on investment transactions	–0	–	(.01)	(.02)	–0	–	(.00	)(c)	(.20)

Total dividends and distributions	–0	–	(.28)	(.25)	(.25)	(.10)	(.30)

Net asset value, end of period	$12.60	$13.46	$11.91	$13.07	$11.63	$11.33

Total Return
Total investment return based on net asset value (d)	(6.39)%	15.51%	(7.07)%	14.67%	3.59	%†	(1.09)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$401	$383	$355	$328	$303	$400
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.80	%^	.80%	.78%	.77%	.79%	.83%
Expenses, before waivers/reimbursements (e)‡	.80	%^	.80%	.79%	.78%	.81%	.83%
Net investment income	1.40	%(b)^	1.78	%(b)	1.60	%(b)	1.39	%(b)	1.11	%(b)†	.67%
Portfolio turnover rate	7%	19%	24%	20%	64%	93%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%	.03%	.04%	.04%	.03%

See footnote summary on page 41.

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.36	$11.82	$12.98	$11.56	$11.26	$11.68

Income From Investment Operations
Net investment income (a)	.07	(b)	.19	(b)	.17	(b)	.14	(b)	.10	(b)†	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)	1.60	(1.11)	1.50	.27	(.19)
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.86)	1.79	(.94)	1.64	.37	(.14)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.24)	(.20)	(.22)	(.07)	(.08)
Distributions from net realized gain on investment transactions	–0	–	(.01)	(.02)	–0	–	(.00	)(c)	(.20)

Total dividends and distributions	–0	–	(.25)	(.22)	(.22)	(.07)	(.28)

Net asset value, end of period	$12.50	$13.36	$11.82	$12.98	$11.56	$11.26

Total Return
Total investment return based on net asset value (d)	(6.51)%	15.24%	(7.35)%	14.32%	3.37	%†	(1.30)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$513,714	$568,985	$533,467	$604,703	$558,725	$511,164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	1.05	%^	1.05%	1.03%	1.03%	1.05%	1.08%
Expenses, before waivers/reimbursements (e)‡	1.05	%^	1.05%	1.04%	1.04%	1.07%	1.08%
Net investment income	1.15	%(b)^	1.51	%(b)	1.35	%(b)	1.15	%(b)	.89	%(b)†	.43%
Portfolio turnover rate	7%	19%	24%	20%	64%	93%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%	.03%	.04%	.04%	.03%

See footnote summary on page 41.

40

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018, December 31, 2017 and December 31, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.00005	.0004%	.0004%

^	Annualized.

See notes to financial statements.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

42

DYNAMIC ASSET ALLOCATION PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).1

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer.

[1]	Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations;

44

AB Variable Products Series Fund

and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

45

VPS-DAA-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$932.50	$3.51	0.73%	$3.84	0.80%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.23	$3.67	0.73%	$4.02	0.80%

Class B
Actual	$1,000	$931.10	$4.80	1.00%	$5.14	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.89	$5.02	1.00%	$5.37	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$42,233,082	56.9%
Inflation-Linked Securities	11,385,474	15.3
Options Purchased—Puts	229,960	0.3
Short-Term Investments	20,440,561	27.5

Total Investments	$74,289,077	100.0%

COUNTRY BREAKDOWN2

June 30, 2020 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$46,625,232	62.8%
Japan	7,211,809	9.7
United Kingdom	11,475	0.0
Short-Term Investments	20,440,561	27.5

Total Investments	$74,289,077	100.0%

1	All data are as of June 30, 2020. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

2	All data are as of June 30, 2020. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Company			Shares	U.S. $ Value

INVESTMENT COMPANIES–49.3%
FUNDS AND INVESTMENT TRUSTS–49.3%(a)
iShares Core MSCI EAFE ETF			76,670	$4,382,457
iShares Core S&P 500 ETF			43,375	13,432,804
iShares MSCI EAFE ETF			75,980	4,624,902
SPDR S&P 500 ETF Trust			18,981	5,852,981
Vanguard S&P 500 ETF			49,183	13,939,938

Total Investment Companies (cost $35,406,427)				42,233,082

			Principal Amount (000)
INFLATION–LINKED SECURITIES–13.3%
JAPAN–8.4%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027		JPY	782,215	7,211,809

UNITED STATES–4.9%
U.S. Treasury Inflation Index 0.375%, 07/15/2025 (TIPS)(b)	$		3,909	4,173,665

Total Inflation-Linked Securities (cost $11,343,971)				11,385,474

			Notional Amount
OPTIONS PURCHASED– PUTS–0.3%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.2%
SPDR S&P 500 ETF Trust Expiration: Jul 2020; Contracts: 3,000; Exercise Price: USD 3,070.00; Counterparty: Morgan Stanley & Co., Inc.(c)		USD	92,100,000	169,650

OPTIONS ON EQUITY INDICES–0.1%
Euro STOXX 50 Index Expiration: Jul 2020; Contracts: 460; Exercise Price: EUR 3,200.00; Counterparty: Citibank, NA(c)		EUR	1,472,000	35,884

FTSE 100 Index Expiration: Jul 2020; Contracts: 80; Exercise Price: GBP 6,150.00; Counterparty: Citibank, NA(c)		GBP	492,000	$12,951
Nikkei 225 Index Expiration: Jul 2020; Contracts: 6,000; Exercise Price: JPY 21,750.00; Counterparty: Goldman Sachs International(c)		JPY	130,500,000	11,475

				60,310

Total Options Purchased–Puts (premiums paid $280,926)				229,960

			Shares
SHORT-TERM INVESTMENTS–23.9%
INVESTMENT COMPANIES–19.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(a)(d)(e) (cost $16,308,073)			16,308,073	16,308,073

			Principal Amount (000)
U.S. TREASURY BILLS–4.8%
U.S. Treasury Bill Zero Coupon, 08/11/2020-10/22/2020 (cost $4,132,744)	$		4,134	4,132,488

Total Short-Term Investments (cost $20,440,817)				20,440,561

TOTAL INVESTMENTS–86.8% (cost $67,472,141)				74,289,077
Other assets less liabilities–13.2%				11,328,992

NET ASSETS–100.0%				$85,618,069

3

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	55	September 2020	$7,736,420	$(7,870)
Euro STOXX 50 Index Futures	55	September 2020	1,991,572	13,457
Euro-BOBL Futures	8	September 2020	1,213,200	4,710
Euro-BTP Futures	12	September 2020	1,939,789	58,128
Euro-Bund Futures	4	September 2020	793,281	10,478
Euro-OAT Futures	14	September 2020	2,636,966	40,329
FTSE 100 Index Futures	3	September 2020	228,521	(2,940)
Hang Seng Futures	4	July 2020	625,688	(4,186)
Long Gilt Futures	20	September 2020	3,410,996	7,166
MSCI Singapore IX ETS Futures	14	July 2020	297,209	532
Nikkei 225 (CME) Futures	5	September 2020	558,500	(6,665)
S&P/TSX 60 Index Futures	7	September 2020	957,498	24,635
S&P Midcap 400 E-Mini Index Futures	5	September 2020	889,550	32,022
SPI 200 Futures	1	September 2020	101,652	(778)
TOPIX Index Futures	6	September 2020	866,034	(39,494)
U.S. T-Note 5 Yr (CBT) Futures	19	September 2020	2,389,102	5,171
U.S. T-Note 10 Yr (CBT) Futures	22	September 2020	3,061,781	8,017
U.S. Ultra Bond (CBT) Futures	4	September 2020	872,625	(5,014)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	6	September 2020	843,973	957
OMXS30 Index Futures	10	July 2020	178,817	(129)
S&P 500 E-Mini Futures	39	September 2020	6,025,890	(134,729)

				$3,797

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	676	USD	825	07/17/2020	$(13,094)
Morgan Stanley Capital Services, Inc.	EUR	1,507	USD	1,694	08/06/2020	(334)
Morgan Stanley Capital Services, Inc.	JPY	2,149,502	USD	19,745	08/07/2020	(171,194)
State Street Bank & Trust Co.	SEK	3,613	USD	374	07/15/2020	(13,619)
State Street Bank & Trust Co.	USD	84	NOK	832	07/15/2020	2,448
State Street Bank & Trust Co.	USD	101	SEK	968	07/15/2020	2,855
State Street Bank & Trust Co.	GBP	101	USD	126	07/17/2020	939
State Street Bank & Trust Co.	GBP	355	USD	434	07/17/2020	(5,647)
State Street Bank & Trust Co.	CAD	695	USD	505	08/06/2020	(7,037)
State Street Bank & Trust Co.	NZD	132	USD	85	08/06/2020	(520)
State Street Bank & Trust Co.	USD	768	CAD	1,063	08/06/2020	14,651
State Street Bank & Trust Co.	USD	343	CAD	465	08/06/2020	(906)
State Street Bank & Trust Co.	USD	870	EUR	769	08/06/2020	(5,324)
State Street Bank & Trust Co.	USD	126	JPY	13,547	08/07/2020	(843)
State Street Bank & Trust Co.	AUD	496	USD	339	08/13/2020	(3,814)
State Street Bank & Trust Co.	CHF	870	USD	900	08/28/2020	(19,368)
State Street Bank & Trust Co.	USD	83	CHF	79	08/28/2020	332
UBS AG	USD	1,899	EUR	1,685	08/06/2020	(4,688)

						$(225,163)

4

AB Variable Products Series Fund

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(f)	Citibank, NA	460	EUR	3,025.00	July 2020	EUR	1,392	$18,412	$(13,743)
FTSE 100 Index(f)	Citibank, NA	80	GBP	5,850.00	July 2020	GBP	468	5,671	(5,069)
Nikkei 225 Index(f)	Goldman Sachs International	6,000	JPY	20,500.00	July 2020	JPY	123,000	14,285	(2,799)
SPDR S&P 500 ETF Trust(g)	Morgan Stanley & Co., Inc.	30	USD	2,870.00	July 2020	USD	8,610	85,349	(49,950)

								$123,717	$(71,561)

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(c)	Non-income producing security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	One contract relates to 1 share.

(g)	One contract relates to 100 shares.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

BOBL—Bundesobligationen

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $51,164,068)	$57,981,004
Affiliated issuers (cost $16,308,073)	16,308,073
Cash collateral due from broker	1,464,751
Foreign currencies, at value (cost $10,218,584)	10,309,060
Unaffiliated dividends and interest receivable	106,460
Unrealized appreciation on forward currency exchange contracts	21,225
Receivable for capital stock sold	10,232
Affiliated dividends receivable	1,820

Total assets	86,202,625

LIABILITIES
Options written, at value (premiums received $123,717)	71,561
Unrealized depreciation on forward currency exchange contracts	246,388
Payable for variation margin on futures	83,502
Payable for capital stock redeemed	56,914
Administrative fee payable	27,090
Advisory fee payable	25,019
Distribution fee payable	17,591
Directors’ fees payable	2,863
Transfer Agent fee payable	118
Accrued expenses	53,510

Total liabilities	584,556

NET ASSETS	$85,618,069

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,223
Additional paid-in capital	77,528,852
Distributable earnings	8,080,994

$85,618,069

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$11,549	1,100	$10.50

B	$85,606,520	8,222,378	$10.41

See notes to financial statements.

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$420,989
Affiliated issuers	67,095
Securities lending income	3,149

491,233

EXPENSES
Advisory fee (see Note B)	261,161
Distribution fee—Class B	108,802
Transfer agency—Class B	1,334
Administrative	41,773
Custody and accounting	41,409
Audit and tax	23,452
Legal	19,038
Directors’ fees	10,677
Printing	8,585
Miscellaneous	12,887

Total expenses before interest expense	529,118
Interest expense	26,475

Total expenses	555,593
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(121,364)

Net expenses	434,229

Net investment income	57,004

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,340,880
Forward currency exchange contracts	102,520
Futures	(3,218,274)
Options written	(3,829,546)
Swaps	189,652
Swaptions written	(336,262)
Foreign currency transactions	289,849
Net change in unrealized appreciation/depreciation of:
Investments	(4,157,086)
Forward currency exchange contracts	(103,305)
Futures	58,213
Options written	40,344
Swaps	12,695
Foreign currency denominated assets and liabilities	75,966

Net loss on investment and foreign currency transactions	(6,534,354)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(6,477,350)

See notes to financial statements.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$57,004		$727,490
Net realized gain (loss) on investment transactions and foreign currency transactions	(2,461,181)		3,587,136
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,073,173)		10,646,497

Net increase (decrease) in net assets from operations	(6,477,350)		14,961,123
Distributions to Shareholders
Class A	–0	–	(263)
Class B	–0	–	(1,823,657)
CAPITAL STOCK TRANSACTIONS
Net decrease	(3,266,310)		(6,913,088)

Total increase (decrease)	(9,743,660)		6,224,115
NET ASSETS
Beginning of period	95,361,729		89,137,614

End of period	$85,618,069		$95,361,729

See notes to financial statements.

8

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. Effective January 1, 2020, the Portfolio is closed to new insurers, and the Portfolio’s shares are available for purchase only through the separate accounts of Ohio National Life Insurance Company and its eligible affiliates. The Portfolio offers Class A and Class B shares. At June 30, 2020 the Adviser was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

10

AB Variable Products Series Fund

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$42,233,082		$–0	–	$–0	–	$42,233,082
Inflation-Linked Securities	–0	–	11,385,474		–0	–	11,385,474
Options Purchased—Puts	–0	–	229,960		–0	–	229,960
Short-Term Investments:
Investment Companies	16,308,073		–0	–	–0	–	16,308,073
U.S. Treasury Bills	–0	–	4,132,488		–0	–	4,132,488

Total Investments in Securities	58,541,155		15,747,922		–0	–	74,289,077
Other Financial Instruments(a):
Assets:
Futures	191,613		13,989		–0	–	205,602	(b)
Forward Currency Exchange Contracts	–0	–	21,225		–0	–	21,225
Liabilities:
Futures	(147,742)		(54,063)		–0	–	(201,805	)(b)
Forward Currency Exchange Contracts	–0	–	(246,388)		–0	–	(246,388)
Put Options Written	–0	–	(71,561)		–0	–	(71,561)

Total	$58,585,026		$15,411,124		$–0	–	$73,996,150

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Portfolio are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $100 million, .45% of the excess over $100 million up to $1 billion and .40% of the excess over $1 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Prior to January 1, 2020, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. The Expense Caps may not be terminated by the Adviser before May 1, 2021. For the six months ended June 30, 2020, the reimbursements/waivers, exclusive of Acquired Fund Expenses, amounted to $92,642. For the six months ended June 30, 2020, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $8,891 and $19,340, respectively.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$15,287	$17,438	$16,417	$16,308	$63
AB Government Money Market Portfolio*	1,040	32,469	33,509	0	4

Total				$16,308	$67

*	Investments of cash collateral for securities lending transactions (see Note E).

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $41,773.

12

AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$17,601,910		$28,827,523
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$7,649,608
Gross unrealized depreciation	(1,001,882)

Net unrealized appreciation	$6,647,726

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2020, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2020, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

14

AB Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Portfolio’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended June 30, 2020, the Portfolio held purchased options for hedging and non-hedging purposes. During the six months ended June 30, 2020, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

During the six months ended June 30, 2020, the Portfolio held written options for hedging and non-hedging purposes. During the six months ended June 30, 2020, the Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2020, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a

16

AB Variable Products Series Fund

measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended June 30, 2020, the Portfolio held variance swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$134,956	*	Receivable/Payable for variation margin on futures	$12,884	*

Equity contracts	Receivable/Payable for variation margin on futures	70,646	*	Receivable/Payable for variation margin on futures	188,921	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	21,225		Unrealized depreciation on forward currency exchange contracts	246,388

Equity contracts	Investments in securities, at value	229,960

Equity contracts				Options written, at value	71,561

Total		$456,787			$519,754

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$263,493	$250,913

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,481,767)	(192,700)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	102,520	(103,305)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	2,400,703	(29,127)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(3,829,546)	40,344

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(336,262)	–0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(45,620)	–0	–

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	235,272	12,695

Total		$(4,691,207)	$(21,180)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2020:

Futures:
Average notional amount of buy contracts	$35,284,775
Average notional amount of sale contracts	$8,792,464
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,665,164
Average principal amount of sale contracts	$28,906,556
Purchased Options:
Average notional amount	$17,257,165
Purchased Swaptions:
Average notional amount	$7,161,000	(a)
Options Written:
Average notional amount	$17,827,188
Swaptions Written:
Average notional amount	$16,709,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,909,286	(b)
Variance Swaps:
Average notional amount	$358,581	(c)

(a)	Positions were open for three months during the period.

(b)	Positions were open for less than one month during the period.

(c)	Positions were open for four months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

18

AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Citibank, NA	$48,835	$(18,812)		$–0	–	$–0	–	$30,023
Goldman Sachs International	11,475	(2,799)		–0	–	–0	–	8,676
State Street Bank & Trust Co.	21,225	(21,225)		–0	–	–0	–	–0	–

Total	$81,535	$(42,836)		$–0	–	$–0	–	$38,699

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$13,094	$–0	–	$–0	–	$–0	–	$13,094
Citibank, NA	18,812	(18,812)		–0	–	–0	–	–0	–
Goldman Sachs International	2,799	(2,799)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	171,528	–0	–	–0	–	–0	–	171,528
State Street Bank & Trust Co.	57,078	(21,225)		–0	–	–0	–	35,853
UBS AG	4,688	–0	–	–0	–	–0	–	4,688

Total	$267,999	$(42,836)		$–0	–	$–0	–	$225,163	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	AB Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$0	$0	$0	$3,149	$4,342	$491

*	As of June 30, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class B
Shares sold	313,900		655,805	$3,226,512		$6,900,710
Shares issued in reinvestment of dividends and distributions	–0	–	173,003	–0	–	1,823,446
Shares redeemed	(614,683)		(1,475,145)	(6,492,822)		(15,637,244)

Net decrease	(300,783)		(646,337)	$(3,266,310)		$(6,913,088)

There were no transactions in capital shares for Class A for the six months ended June 30, 2020 and the year ended December 31, 2019.

At June 30, 2020, a shareholder of the Portfolio owned 98% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may

20

AB Variable Products Series Fund

result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including exchange-traded funds, or ETFs, are subject to market and selection risk. In addition, shareholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of the investment companies.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquidity Investment Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

21

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$1,823,920		$3,216,260
Net long-term capital gains	–0	–	1,952,754

Total taxable distributions	$1,823,920		$5,169,014

22

AB Variable Products Series Fund

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,702,204
Undistributed capital gains	2,253,707	(a)
Other losses	(59,206	)(b)
Unrealized appreciation/(depreciation)	10,661,639	(c)

Total accumulated earnings/(deficit)	$14,558,344

(a)	During the fiscal year, the Portfolio utilized $717,270 of capital loss carry forwards to offset current year net realized gains.

(b)	As of December 31, 2019, the cumulative deferred loss on straddles was $59,206.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,							April 28, 2015(a) to December 31, 2015
			2019		2018		2017	2016
Net asset value, beginning of period	$11.27		$9.79		$10.83		$9.78	$9.40		$10.00

Income From Investment Operations
Net investment income (b)(c)	.02		.11		.09		.06	.04		.05
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(.79)		1.61		(.55)		1.09	.37		(.65)
Contributions from Affiliates	–0	–	–0	–	–0	–	.00 (d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.77)		1.72		(.46)		1.15	.41		(.60)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.24)		–0	–	(.05)	(.03)		–0	–
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.58)		(.05)	–0	–	–0	–

Total dividends and distributions	–0	–	(.24)		(.58)		(.10)	(.03)		–0	–

Net asset value, end of period	$10.50		$11.27		$9.79		$10.83	$9.78		$9.40

Total Return
Total investment return based on net asset value (e)	(6.75)%		17.61%		(4.62)%		11.87%	4.39%		(6.00)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12		$12		$11		$12	$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)‡	.73	%^	.68%		.67%		.63%	.63%		.69	%^
Expenses, before waivers/reimbursements (f)(g)‡	1.01	%^	.95%		.92%		.94%	1.08%		3.21	%^
Net investment income (c)	.42	%^	1.05%		.88%		.55%	.46%		.82	%^
Portfolio turnover rate	30%		29%		67%		59%	79%		111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07	%^	.07%		.08%		.11%	.12%		.06	%^

See footnote summary on page 26.

24

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,							April 28, 2015(a) to December 31, 2015
			2019		2018		2017	2016
Net asset value, beginning of period	$11.19		$9.72		$10.78		$9.75	$9.39		$10.00

Income From Investment Operations
Net investment income (b)(c)	.01		.08		.07		.03	.02		.01
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(.79)		1.60		(.55)		1.09	.37		(.62)
Contributions from Affiliates	–0	–	–0	–	–0	–	.00 (d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.78)		1.68		(.48)		1.12	.39		(.61)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.21)		–0	–	(.04)	(.03)		–0	–
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.58)		(.05)	–0	–	–0	–

Total dividends and distributions	–0	–	(.21)		(.58)		(.09)	(.03)		–0	–

Net asset value, end of period	$10.41		$11.19		$9.72		$10.78	$9.75		$9.39

Total Return
Total investment return based on net asset value (e)	(6.89)%		17.32%		(4.84)%		11.50%	4.24%		(6.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,606		$95,350		$89,127		$98,502	$79,298		$51,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)‡	1.00	%^	.94%		.92%		.89%	.88%		.94	%^
Expenses, before waivers/reimbursements (f)(g)‡	1.28	%^	1.20%		1.16%		1.17%	1.33%		1.62	%^
Net investment income (c)	.13	%^	.78%		.64%		.31%	.24%		.19	%^
Portfolio turnover rate	30%		29%		67%		59%	79%		111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07	%^	.07%		.08%		.11%	.12%		.06	%^

See footnote summary on page 26.

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of affiliated/unaffiliated acquired fund fees and expenses, and for the six months ended June 30, 2020, and the years ended December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015, such waiver amounted to .07%, .07%, .08%, .11%, .12% and .06%, respectively.

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,				April 28, 2015(a) to December 31, 2015
			2019	2018	2017	2016
Class A
Net of waivers/reimbursements	.68	%^	.68%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	.97	%^	.94%	N/A	N/A	N/A	N/A
Class B
Net of waivers/reimbursements	.94	%^	.93%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.22	%^	1.19%	N/A	N/A	N/A	N/A

^	Annualized.

See notes to financial statements.

26

GLOBAL RISK ALLOCATION—MODERATE

PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

At a meeting of the Board of Directors of AB Variable Products Series Fund, Inc. (the “Company”) held on November 4-6, 2019 (the “November 2019 Meeting”), the Adviser recommended an amendment to the Company’s current Advisory Agreement with the Adviser in respect of AB Global Risk Allocation—Moderate Portfolio (the “Fund”) to reflect the addition of breakpoints to the Fund’s current flat advisory fee schedule (the “Amended Agreement”) effective January 1, 2020.1 The Adviser explained that the proposed breakpoints were in connection with changes in the business model of the Fund’s sole investor (the “Sole Investor”) and its plan to transfer a significant amount of assets from two other investment funds to the Fund in late 2020 or early 2021 (the “substitution transaction”). The Adviser noted that the proposed changes to the Fund’s advisory fee schedule are specifically linked to the Sole Investor’s substitution transaction and the associated significant asset increase.

At the recommendation of the Adviser, the disinterested directors (the “directors”) unanimously approved the Amended Agreement. The amendment to the Fund’s current advisory agreement to reflect the addition of breakpoints does not require shareholder approval.

The directors approved the continuance of the Fund’s current advisory agreement at a meeting held on July 30-31, 2019 (the “July 2019 Meeting”).

Prior to approval of the Amended Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Amended Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Amended Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Amended Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher

1	Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

28

AB Variable Products Series Fund

rate of total compensation from the Fund to the Adviser than the fee rate stated in the Amended Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Amended Advisory Agreement.

Costs of Services Provided and Profitability

In connection with their approval of the continuance of the Fund’s current advisory agreement at the July 2019 Meeting, the directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Amended Agreement.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the November 2019 Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the July 2019 Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. At the November 2019 Meeting, the directors reviewed updated performance information of the Class A Shares. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and updated pro forma information from the Fund’s Senior Analyst based on information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund for the July 2019 Meeting. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma effective contractual advisory fee rate (based on projected net assets of $1.09 billion) with a peer group median and took into account the impact on the proposed advisory fee rate of the administrative expense reimbursement payable to the Adviser pursuant to the expense reimbursement provision in the Amended Advisory Agreement.

At the July 2019 Meeting, the directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such

29

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with similar investment strategies.

At the July 2019 Meeting, the Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

At the July 2019 Meeting, the directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the pro forma total expense ratio of the Class B shares of the Fund (the pro forma information assumes $1.09 billion in Class B Shares) in comparison to a peer group and a peer universe selected by the 15(c) service provider for the July 2019 Meeting. The pro forma Class B expense ratio of the Fund was based on the Fund’s projected net assets of $1.09 billion and the directors considered the Adviser’s expense cap for the Class B Shares of the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the November 2019 Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

30

VPS-GRA-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,066.80	$4.98	0.97%	$5.04	0.98%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.04	$4.87	0.97%	$4.92	0.98%

Class B
Actual	$1,000	$1,065.60	$6.27	1.22%	$6.32	1.23%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.80	$6.12	1.22%	$6.17	1.23%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Adyen NV	$4,046,272	2.9%
Chr Hansen Holding A/S	3,833,916	2.8
Gerresheimer AG	3,802,894	2.8
MSCI, Inc.—Class A	3,782,181	2.7
Bio-Rad Laboratories, Inc.—Class A	3,751,882	2.7
Koninklijke Philips NV	3,381,492	2.5
West Pharmaceutical Services, Inc.	3,205,369	2.3
Vestas Wind Systems A/S	3,101,780	2.3
Kingspan Group PLC	3,008,968	2.2
Tecan Group AG	2,998,304	2.2

	$34,913,058	25.4%

SECTOR BREAKDOWN2

June 30, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$35,794,276	26.0%
Health Care	31,695,766	23.1
Industrials	18,003,181	13.1
Financials	12,722,709	9.2
Consumer Discretionary	9,165,949	6.7
Materials	8,894,073	6.5
Consumer Staples	6,310,483	4.6
Communication Services	2,556,707	1.9
Utilities	2,332,477	1.7
Short-Term Investments	9,953,648	7.2

Total Investments	$137,429,269	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$62,389,166	45.4%
Netherlands	12,177,965	8.9
Ireland	7,250,851	5.3
Denmark	6,935,696	5.0
Germany	6,711,062	4.9
Japan	5,741,178	4.2
Switzerland	5,584,671	4.1
France	5,323,557	3.9
China	4,751,568	3.5
India	3,674,616	2.7
United Kingdom	1,986,194	1.4
Hong Kong	1,974,453	1.4
Austria	1,530,192	1.1
Brazil	1,444,452	1.0
Short-Term Investments	9,953,648	7.2

Total Investments	$137,429,269	100.0%

1	All data are as of June 30, 2020. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–92.9%
INFORMATION TECHNOLOGY–26.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.4%
Flex Ltd.(a)	226,090	$2,317,422
Keyence Corp.	5,700	2,388,651

		4,706,073

IT SERVICES–7.4%
Adyen NV(a)(b)	2,780	4,046,272
Pagseguro Digital Ltd.(a)	40,873	1,444,452
Square, Inc.–Class A(a)	19,881	2,086,312
Visa, Inc.–Class A	13,050	2,520,869

		10,097,905

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.5%
Cree, Inc.(a)(c)	30,870	1,827,195
Infineon Technologies AG	124,110	2,908,168
NVIDIA Corp.	5,478	2,081,147
NXP Semiconductors NV	17,990	2,051,580

		8,868,090

SOFTWARE–7.1%
Dassault Systemes SE	15,980	2,774,014
Microsoft Corp.	14,440	2,938,684
Proofpoint, Inc.(a)	19,064	2,118,392
Zendesk, Inc.(a)	21,460	1,899,854

		9,730,944

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.7%
Apple, Inc.	6,555	2,391,264

		35,794,276

HEALTH CARE–23.1%
BIOTECHNOLOGY–1.4%
Abcam PLC	120,250	1,986,194

HEALTH CARE EQUIPMENT & SUPPLIES–6.7%
Danaher Corp.	14,350	2,537,510
Koninklijke Philips NV	72,490	3,381,492
West Pharmaceutical Services, Inc.	14,110	3,205,369

		9,124,371

HEALTH CARE PROVIDERS & SERVICES–4.9%
Apollo Hospitals Enterprise Ltd.	109,914	1,972,800
Laboratory Corp. of America Holdings(a)	17,171	2,852,275
UnitedHealth Group, Inc.	6,660	1,964,367

		6,789,442

LIFE SCIENCES TOOLS & SERVICES–10.1%
Bio-Rad Laboratories, Inc.–Class A(a)	8,310	$3,751,882
Bruker Corp.	40,330	1,640,624
Gerresheimer AG	41,150	3,802,894
ICON PLC(a)	9,510	1,602,055
Tecan Group AG	8,460	2,998,304

		13,795,759

		31,695,766

INDUSTRIALS–13.1%
BUILDING PRODUCTS–3.8%
Kingspan Group PLC	46,610	3,008,968
Trex Co., Inc.(a)	16,680	2,169,568

		5,178,536

COMMERCIAL SERVICES & SUPPLIES–2.0%
Waste Management, Inc.	26,600	2,817,206

ELECTRICAL EQUIPMENT–4.1%
Schneider Electric SE	22,920	2,549,543
Vestas Wind Systems A/S	30,290	3,101,780

		5,651,323

MACHINERY–1.7%
Xylem, Inc./NY	35,400	2,299,584

PROFESSIONAL SERVICES–1.5%
Recruit Holdings Co., Ltd.	59,800	2,056,532

		18,003,181

FINANCIALS–9.3%
BANKS–2.4%
Erste Group Bank AG(a)	64,790	1,530,192
HDFC Bank Ltd.	121,010	1,701,816

		3,232,008

CAPITAL MARKETS–5.5%
Charles Schwab Corp. (The)	34,016	1,147,700
MSCI, Inc.–Class A	11,330	3,782,181
Partners Group Holding AG	2,840	2,586,367

		7,516,248

INSURANCE–1.4%
AIA Group Ltd.	211,000	1,974,453

		12,722,709

CONSUMER DISCRETIONARY–6.7%
AUTO COMPONENTS–1.6%
Aptiv PLC	27,970	2,179,423

AUTOMOBILES–1.5%
Tesla, Inc.(a)	1,915	2,067,836

INTERNET & DIRECT MARKETING RETAIL–1.6%
Alibaba Group Holding Ltd.(a)	81,340	2,194,861

TEXTILES, APPAREL & LUXURY GOODS–2.0%
NIKE, Inc.–Class B	27,780	2,723,829

		9,165,949

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–6.5%
CHEMICALS–6.5%
Chr Hansen Holding A/S	37,170	$3,833,916
Ecolab, Inc.	11,870	2,361,536
Koninklijke DSM NV	19,440	2,698,621

		8,894,073

CONSUMER STAPLES–4.6%
FOOD PRODUCTS–1.9%
Kerry Group PLC–Class A	21,250	2,639,828

HOUSEHOLD PRODUCTS–2.7%
Procter & Gamble Co. (The)	19,860	2,374,660
Unicharm Corp.	31,600	1,295,995

		3,670,655

		6,310,483

COMMUNICATION SERVICES–1.8%
INTERACTIVE MEDIA & SERVICES–1.8%
Tencent Holdings Ltd.	39,900	2,556,707

UTILITIES–1.7%
WATER UTILITIES–1.7%
American Water Works Co., Inc.	18,129	$2,332,477

Total Common Stocks (cost $87,162,111)		127,475,621

SHORT-TERM INVESTMENTS–7.3%
INVESTMENT COMPANIES–7.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(d)(e)(f) (cost $9,953,648)	9,953,648	9,953,648

TOTAL INVESTMENTS–100.2% (cost $97,115,759)		137,429,269
Other assets less liabilities–(0.2)%		(224,796)

NET ASSETS–100.0%		$137,204,473

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,484	GBP	1,943	09/14/2020	$(75,469)
Barclays Bank PLC	EUR	759	USD	832	09/14/2020	(22,153)
Barclays Bank PLC	USD	290	CNY	2,063	09/14/2020	880
Barclays Bank PLC	USD	4,590	JPY	492,459	09/14/2020	(24,541)
BNP Paribas SA	USD	203	KRW	243,841	08/13/2020	451
Citibank, NA	USD	1,364	KRW	1,668,855	08/13/2020	27,130
Citibank, NA	EUR	1,461	USD	1,628	09/14/2020	(16,258)
Citibank, NA	JPY	162,985	USD	1,520	09/14/2020	9,113
Citibank, NA	USD	2,076	AUD	2,965	09/14/2020	(28,840)
Citibank, NA	USD	1,678	CNY	11,900	09/14/2020	(1,441)
Citibank, NA	USD	942	SEK	8,669	09/14/2020	(11,117)
Goldman Sachs Bank USA	BRL	2,350	USD	464	07/02/2020	31,750
Goldman Sachs Bank USA	USD	429	BRL	2,350	07/02/2020	2,991
Goldman Sachs Bank USA	GBP	497	USD	610	09/14/2020	(5,866)
JPMorgan Chase Bank, NA	USD	252	KRW	304,448	08/13/2020	1,675
JPMorgan Chase Bank, NA	USD	246	TWD	7,199	08/20/2020	516
JPMorgan Chase Bank, NA	EUR	704	USD	784	09/14/2020	(8,405)
JPMorgan Chase Bank, NA	USD	542	CAD	747	09/14/2020	8,226
Morgan Stanley & Co., Inc.	BRL	2,350	USD	429	07/02/2020	(2,991)
Morgan Stanley & Co., Inc.	USD	432	BRL	2,350	07/02/2020	(167)
Morgan Stanley & Co., Inc.	USD	345	RUB	25,789	07/14/2020	16,473
Morgan Stanley & Co., Inc.	INR	92,598	USD	1,178	07/23/2020	(45,386)
Morgan Stanley & Co., Inc.	BRL	2,350	USD	432	08/04/2020	414
Morgan Stanley & Co., Inc.	USD	1,664	TWD	49,088	08/20/2020	17,456
Natwest Markets PLC	EUR	16,355	USD	18,623	09/14/2020	217,858

5

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	EUR	622	USD	685	09/14/2020	$(15,166)
Natwest Markets PLC	USD	291	CNY	2,080	09/14/2020	2,581
Standard Chartered Bank	INR	75,284	USD	966	07/23/2020	(27,898)
State Street Bank & Trust Co.	INR	15,901	USD	208	07/23/2020	(1,615)
State Street Bank & Trust Co.	USD	194	INR	14,874	07/23/2020	2,161
State Street Bank & Trust Co.	CHF	784	USD	816	09/14/2020	(13,769)
State Street Bank & Trust Co.	CNY	1,874	USD	263	09/14/2020	(596)
State Street Bank & Trust Co.	EUR	373	USD	421	09/14/2020	925
State Street Bank & Trust Co.	EUR	1,521	USD	1,652	09/14/2020	(59,174)
State Street Bank & Trust Co.	HKD	5,106	USD	658	09/14/2020	(292)
State Street Bank & Trust Co.	JPY	34,652	USD	324	09/14/2020	2,274
State Street Bank & Trust Co.	USD	206	AUD	313	09/14/2020	10,631
State Street Bank & Trust Co.	USD	230	CAD	319	09/14/2020	5,506
State Street Bank & Trust Co.	USD	500	EUR	445	09/14/2020	815
State Street Bank & Trust Co.	USD	1,404	EUR	1,238	09/14/2020	(11,215)
State Street Bank & Trust Co.	USD	192	GBP	156	09/14/2020	1,818
State Street Bank & Trust Co.	USD	248	GBP	198	09/14/2020	(2,814)
State Street Bank & Trust Co.	USD	694	JPY	74,218	09/14/2020	(6,287)
State Street Bank & Trust Co.	USD	254	MXN	5,632	09/14/2020	(10,986)
State Street Bank & Trust Co.	USD	474	ZAR	7,927	09/14/2020	(20,654)
UBS AG	CHF	673	USD	714	09/14/2020	2,084
UBS AG	USD	2,738	CAD	3,667	09/14/2020	(36,865)

						$(86,237)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the market value of this security amounted to $4,046,272 or 2.9% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

6

AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

See notes to financial statements.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $87,162,111)	$127,475,621	(a)
Affiliated issuers (cost $9,953,648)	9,953,648
Foreign currencies, at value (cost $184,843)	184,658
Unrealized appreciation on forward currency exchange contracts	363,728
Unaffiliated dividends receivable	207,494
Receivable for capital stock sold	35,566
Affiliated dividends receivable	1,088

Total assets	138,221,803

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	449,965
Payable for capital stock redeemed	373,151
Advisory fee payable	76,441
Administrative fee payable	24,311
Distribution fee payable	18,857
Directors’ fees payable	2,628
Transfer Agent fee payable	117
Accrued expenses	71,860

Total liabilities	1,017,330

NET ASSETS	$137,204,473

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,949
Additional paid-in capital	77,586,763
Distributable earnings	59,613,761

	$137,204,473

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$43,224,518	1,208,733	$35.76

B	$93,979,955	2,739,863	$34.30

(a)	Includes securities on loan with a value of $18,704 (see Note E).

See notes to financial statements.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $51,174)	$661,977
Affiliated issuers	29,692
Securities lending income	4,108	$695,777

EXPENSES
Advisory fee (see Note B)	476,479
Distribution fee—Class B	108,489
Transfer agency—Class A	975
Transfer agency—Class B	2,101
Custody and accounting	53,245
Administrative	40,767
Audit and tax	27,324
Printing	23,123
Legal	14,079
Directors’ fees	10,768
Miscellaneous	5,111

Total expenses	762,461
Less: expenses waived and reimbursed by the Adviser (see Note B)	(35,471)

Net expenses		726,990

Net investment loss		(31,213)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions		5,642,374
Forward currency exchange contracts		(306,857)
Foreign currency transactions		(124,427)
Net change in unrealized appreciation/depreciation of:
Investments		2,915,842
Forward currency exchange contracts		(22,142)
Foreign currency denominated assets and liabilities		(507)

Net gain on investment and foreign currency transactions		8,104,283

NET INCREASE IN NET ASSETS FROM OPERATIONS		$8,073,070

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(31,213)		$127,416
Net realized gain on investment and foreign currency transactions	5,211,090		14,163,771
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,893,193		19,169,007

Net increase in net assets from operations	8,073,070		33,460,194
DISTRIBUTIONS TO SHAREHOLDERS
Class A	–0	–	(2,381,432)
Class B	–0	–	(5,188,929)
CAPITAL STOCK TRANSACTIONS
Net decrease	(7,750,537)		(5,755,781)

Total increase	322,533		20,134,052
NET ASSETS
Beginning of period	136,881,940		116,747,888

End of period	$137,204,473		$136,881,940

See notes to financial statements.

10

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

12

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$27,723,443		$8,070,833		$–0	–	$35,794,276
Health Care	22,921,768		8,773,998		–0	–	31,695,766
Industrials	7,286,358		10,716,823		–0	–	18,003,181
Financials	4,929,881		7,792,828		–0	–	12,722,709
Consumer Discretionary	6,971,088		2,194,861		–0	–	9,165,949
Materials	2,361,536		6,532,537		–0	–	8,894,073
Consumer Staples	2,374,660		3,935,823		–0	–	6,310,483
Communication Services	–0	–	2,556,707		–0	–	2,556,707
Utilities	2,332,477		–0	–	–0	–	2,332,477
Short-Term Investments	9,953,648		–0	–	–0	–	9,953,648

Total Investments in Securities	86,854,859		50,574,410	(a)	–0	–	137,429,269
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	363,728		–0	–	363,728
Liabilities:
Forward Currency Exchange Contracts	–0	–	(449,965)		–0	–	(449,965)

Total	$86,854,859		$50,488,173		$–0	–	$137,343,032

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

(the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the six months ended June 30, 2020, such reimbursements/waivers amounted to $31,765. This fee waiver and/or expense reimbursement agreement extends through May 1, 2021 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $40,767.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $3,706.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,816	$22,842	$18,704	$9,954	$30

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation,

14

AB Variable Products Series Fund

the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$15,263,979		$27,176,026
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$42,926,664
Gross unrealized depreciation	(2,699,391)

Net unrealized appreciation	$40,227,273

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2020, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$363,728	*	Unrealized depreciation on forward currency exchange contracts	$449,965	*

Total		$363,728			$449,965

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(306,857)	$(22,142)

Total		$(306,857)	$(22,142)

16

AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$32,049,225
Average principal amount of sale contracts	$40,809,569

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$880	$(880)	$–0	–	$–0	–	$–0	–
BNP Paribas SA	451	–0	–	–0	–	–0	–	451
Citibank, NA	36,243	(36,243)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	34,741	(5,866)	–0	–	–0	–	28,875
JPMorgan Chase Bank, NA	10,417	(8,405)	–0	–	–0	–	2,012
Morgan Stanley & Co., Inc.	34,343	(34,343)	–0	–	–0	–	–0	–
Natwest Markets PLC	220,439	(15,166)	–0	–	–0	–	205,273
State Street Bank & Trust Co.	24,130	(24,130)	–0	–	–0	–	–0	–
UBS AG	2,084	(2,084)	–0	–	–0	–	–0	–

Total	$363,728	$(127,117)	$–0	–	$–0	–	$236,611	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$75,469	$–0	–	$–0	–	$–0	–	$75,469
Barclays Bank PLC	46,694	(880)		–0	–	–0	–	45,814
Citibank, NA	57,656	(36,243)		–0	–	–0	–	21,413
Goldman Sachs Bank USA	5,866	(5,866)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	8,405	(8,405)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	48,544	(34,343)		–0	–	–0	–	14,201
Natwest Markets PLC	15,166	(15,166)		–0	–	–0	–	–0	–
Standard Chartered Bank	27,898	–0	–	–0	–	–0	–	27,898
State Street Bank & Trust Co.	127,402	(24,130)		–0	–	–0	–	103,272
UBS AG	36,865	(2,084)		–0	–	–0	–	34,781

Total	$449,965	$(127,117)		$–0	–	$–0	–	$322,848	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$18,704	$0	$18,873	$4,108	$0	$0

*	As of June 30, 2020.

18

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class A
Shares sold	62,100		114,338	$2,039,413		$3,589,027
Shares issued in reinvestment of dividends	–0	–	77,119	–0	–	2,381,432
Shares redeemed	(143,267)		(210,261)	(4,625,117)		(6,622,981)

Net decrease	(81,167)		(18,804)	$(2,585,704)		$(652,522)

Class B
Shares sold	138,820		303,140	$4,389,376		$9,139,286
Shares issued in reinvestment of dividends	–0	–	174,829	–0	–	5,188,929
Shares redeemed	(307,969)		(643,894)	(9,554,209)		(19,431,474)

Net decrease	(169,149)		(165,925)	$(5,164,833)		$(5,103,259)

At June 30, 2020, certain shareholders of the Portfolio owned 67% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$316,132	$–0	–
Net long-term capital gains	7,254,229	–0	–

Total taxable distributions paid	$7,570,361	$–0	–

20

AB Variable Products Series Fund

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,035,104
Undistributed capital gains	13,419,311
Unrealized appreciation/(depreciation)	37,086,276	(a)

Total accumulated earnings/(deficit)	$51,540,691

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

21

GLOBAL THEMATIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015
Net asset value, beginning of period	$33.52		$27.35		$30.32		$22.29		$22.43		$21.80

Income From Investment Operations
Net investment income (a)	.02	(b)	.08	(b)	.11	(b)	.03	(b)	.04	(b)†	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.22		8.00		(3.08)		8.13		(.18)		.60
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	–0	–	.01

Net increase (decrease) in net asset value from operations	2.24		8.08		(2.97)		8.16		(.14)		.63

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.13)		–0	–	(.13)		–0	–	–0	–
Distributions from net realized gain on investment transactions	–0	–	(1.78)		–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(1.91)		–0	–	(.13)		–0	–	–0	–

Net asset value, end of period	$35.76		$33.52		$27.35		$30.32		$22.29		$22.43

Total Return
Total investment return based on net asset value (c)*	6.68%		30.16%		(9.79)%		36.66%		(.62	)%†	2.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,225		$43,237		$35,799		$40,121		$28,458		$31,534
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)‡	.97	%^	.99%		.99%		1.02%		1.06%		1.01%
Expenses, before waivers/reimbursements (d)‡	1.03	%^	1.04%		1.01%		1.02%		1.06%		1.01%
Net investment income	.12	%(b)^	.27	%(b)	.37	%(b)	.09	%(b)	.17	%(b)†	.07%
Portfolio turnover rate	13%		43%		32%		40%		54%		47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.00%		.00%		.00%		.00%		.00%

See footnote summary on page 24.

22

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015
Net asset value, beginning of period	$32.19		$26.33		$29.25		$21.52		$21.71		$21.15

Income From Investment Operations
Net investment income (loss) (a)	(.02	)(b)	.01	(b)	.04	(b)	(.04	)(b)	(.02	)(b)†	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13		7.68		(2.96)		7.84		(.17)		.59
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	–0	–	.01

Net increase (decrease) in net asset value from operations	2.11		7.69		(2.92)		7.80		(.19)		.56

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.05)		–0	–	(.07)		–0	–	–0	–
Distributions from net realized gain on investment transactions	–0	–	(1.78)		–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(1.83)		–0	–	(.07)		–0	–	–0	–

Net asset value, end of period	$34.30		$32.19		$26.33		$29.25		$21.52		$21.71

Total Return
Total investment return based on net asset value (c)*	6.56%		29.78%		(9.98)%		36.30%		(.87	)%†	2.65%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,979		$93,645		$80,949		$106,331		$78,625		$92,298
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)‡	1.22	%^	1.24%		1.24%		1.26%		1.31%		1.26%
Expenses, before waivers/reimbursements (d)‡	1.28	%^	1.29%		1.25%		1.27%		1.31%		1.26%
Net investment income (loss)	(.13	)%(b)^	.02	%(b)	.13	%(b)	(.15	)%(b)	(.07	)%(b)†	(.17)%
Portfolio turnover rate	13%		43%		32%		40%		54%		47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.00%		.00%		.00%		.00%		.00%

See footnote summary on page 24.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended June 30, 2020, such waiver amounted to .01%.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016 and December 31, 2015 by .04%, .28% and .01%, respectively.

^	Annualized.

See notes to financial statements.

24

GLOBAL THEMATIC GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the

“Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

25

GLOBAL THEMATIC GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Thematic Growth Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

26

AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different

27

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

28

VPS-GTG-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH AND INCOME PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH AND INCOME PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total annualized Expense Ratio+
Class A
Actual	$1,000	$839.20	$2.79	0.61%	$2.84	0.62%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.83	$3.07	0.61%	$3.12	0.62%

Class B
Actual	$1,000	$838.30	$3.93	0.86%	$3.98	0.87%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.59	$4.32	0.86%	$4.37	0.87%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

GROWTH AND INCOME PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Verizon Communications, Inc.	$38,934,460	4.5%
Pfizer, Inc.	35,525,803	4.1
Berkshire Hathaway, Inc.—Class B	33,112,177	3.8
Roche Holding AG (Sponsored ADR)	29,801,192	3.4
Philip Morris International, Inc.	28,188,641	3.2
Comcast Corp.—Class A	26,627,628	3.1
Raytheon Technologies Corp.	26,285,428	3.0
Walmart, Inc.	25,866,132	3.0
JPMorgan Chase & Co.	24,687,928	2.8
Amgen, Inc.	23,229,852	2.7

	$292,259,241	33.6%

SECTOR BREAKDOWN2

June 30, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$163,125,958	18.8%
Health Care	154,405,268	17.7
Information Technology	125,153,020	14.4
Industrials	108,929,137	12.5
Consumer Discretionary	77,641,039	8.9
Communication Services	71,925,827	8.3
Consumer Staples	54,054,773	6.2
Energy	25,171,072	2.9
Real Estate	22,351,580	2.6
Materials	5,407,640	0.6
Short-Term Investments	61,372,718	7.1

Total Investments	$869,538,032	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–92.9%

FINANCIALS–18.8%
BANKS–6.6%
Citigroup, Inc.	264,970	$13,539,967
JPMorgan Chase & Co.	262,470	24,687,928
Wells Fargo & Co.	745,590	19,087,104

		57,314,999

CAPITAL MARKETS–2.9%
Goldman Sachs Group, Inc. (The)	25,190	4,978,048
LPL Financial Holdings, Inc.	139,191	10,912,575
Northern Trust Corp.	113,210	8,982,081

		24,872,704

CONSUMER FINANCE–0.6%
Capital One Financial Corp.	88,036	5,510,173

DIVERSIFIED FINANCIAL SERVICES–3.8%
Berkshire Hathaway, Inc.–Class B(a)	185,492	33,112,177

INSURANCE–4.9%
Aflac, Inc.	112,860	4,066,346
Allstate Corp. (The)	194,330	18,848,067
Fidelity National Financial, Inc.	357,930	10,974,134
Reinsurance Group of America, Inc.–Class A	107,437	8,427,358

		42,315,905

		163,125,958

HEALTH CARE–17.7%
BIOTECHNOLOGY–4.7%
Alexion Pharmaceuticals, Inc.(a)	156,780	17,596,987
Amgen, Inc.	98,490	23,229,852

		40,826,839

HEALTH CARE PROVIDERS & SERVICES–5.5%
Anthem, Inc.	65,970	17,348,790
Cigna Corp.(a)	92,201	17,301,518
Quest Diagnostics, Inc.	119,350	13,601,126

		48,251,434

PHARMACEUTICALS–7.5%
Pfizer, Inc.	1,086,416	35,525,803
Roche Holding AG (Sponsored ADR)	686,980	29,801,192

		65,326,995

		154,405,268

INFORMATION TECHNOLOGY–14.4%
COMMUNICATIONS EQUIPMENT–4.8%
Cisco Systems, Inc.	329,170	15,352,489
F5 Networks, Inc.(a)	165,600	23,097,888
Lumentum Holdings, Inc.(a)	34,937	2,844,920

		41,295,297

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.8%
Dolby Laboratories, Inc.–Class A	172,099	$11,336,161
Keysight Technologies, Inc.(a)	87,050	8,772,899
Littelfuse, Inc.	26,963	4,600,697

		24,709,757

IT SERVICES–5.9%
Akamai Technologies, Inc.(a)	84,750	9,075,877
Cognizant Technology Solutions Corp.–Class A	190,210	10,807,732
Leidos Holdings, Inc.	172,152	16,125,478
MAXIMUS, Inc.	218,964	15,426,014

		51,435,101

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.5%
Lam Research Corp.	12,470	4,033,546

SOFTWARE – 0.4%
VMware, Inc.–Class A(a)(b)	23,759	3,679,319

		125,153,020

INDUSTRIALS–12.5%
AEROSPACE & DEFENSE–4.6%
Curtiss-Wright Corp.	69,540	6,208,531
Hexcel Corp.(b)	164,384	7,433,445
Raytheon Technologies Corp.	426,573	26,285,428

		39,927,404

AIRLINES–0.4%
Southwest Airlines Co.	108,190	3,697,934

CONSTRUCTION & ENGINEERING–1.7%
EMCOR Group, Inc.	108,990	7,208,599
Valmont Industries, Inc.	66,060	7,505,737

		14,714,336

ELECTRICAL EQUIPMENT–2.0%
Emerson Electric Co.	226,260	14,034,908
Hubbell, Inc.	26,290	3,295,714

		17,330,622

MACHINERY–1.7%
Altra Industrial Motion Corp.	176,996	5,639,092
Crane Co.	96,689	5,749,128
Middleby Corp. (The)(a)	41,300	3,260,222

		14,648,442

PROFESSIONAL SERVICES–1.1%
Robert Half International, Inc.	186,420	9,848,569

ROAD & RAIL–1.0%
Kansas City Southern	58,690	8,761,830

		108,929,137

CONSUMER DISCRETIONARY–8.9%
AUTO COMPONENTS–1.2%
BorgWarner, Inc.(b)	110,890	3,914,417

3

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Gentex Corp.	263,230	$6,783,437

		10,697,854

DISTRIBUTORS–1.6%
LKQ Corp.(a)	544,470	14,265,114

HOUSEHOLD DURABLES–3.3%
DR Horton, Inc.	298,780	16,567,351
Garmin Ltd.	123,580	12,049,050

		28,616,401

MULTILINE RETAIL–1.5%
Target Corp.	108,150	12,970,429

SPECIALTY RETAIL–1.3%
Murphy USA, Inc.(a)	98,510	11,091,241

		77,641,039

COMMUNICATION SERVICES–8.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–7.6%
Comcast Corp.–Class A(b)	683,110	26,627,628
Verizon Communications, Inc.	706,230	38,934,460

		65,562,088

MEDIA–0.7%
Discovery, Inc.–Class A(a)(b)	301,599	6,363,739

		71,925,827

CONSUMER STAPLES–6.2%
FOOD & STAPLES RETAILING–3.0%
Walmart, Inc.	215,947	25,866,132

TOBACCO–3.2%
Philip Morris International, Inc.	402,350	28,188,641

		54,054,773

ENERGY–2.9%
OIL, GAS & CONSUMABLE FUELS–2.9%
Chevron Corp.	75,140	6,704,742
ConocoPhillips	133,510	5,610,090
EOG Resources, Inc.(b)	127,290	6,448,512
Phillips 66	89,120	6,407,728

		25,171,072

REAL ESTATE–2.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–0.9%
Mid-America Apartment Communities, Inc.	67,140	7,698,944

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.7%
CBRE Group, Inc.–Class A(a)	324,030	14,652,636

		22,351,580

MATERIALS–0.6%
METALS & MINING–0.6%
BHP Group Ltd. (Sponsored ADR)(b)	108,740	$5,407,640

Total Common Stocks (cost $777,261,593)		808,165,314

SHORT-TERM INVESTMENTS–7.0%
INVESTMENT COMPANIES–7.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(c)(d)(e) (cost $61,372,718)	61,372,718	61,372,718

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.9% (cost $838,634,311)		869,538,032

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.7%
INVESTMENT COMPANIES – 0.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(c)(d)(e) (cost $5,636,152)	5,636,152	5,636,152

TOTAL INVESTMENTS–100.6% (cost $844,270,463)		875,174,184
Other assets less liabilities–(0.6)%		(5,128,499)

NET ASSETS–100.0%		$870,045,685

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $777,261,593)	$808,165,314	(a)
Affiliated issuers (cost $67,008,870—including investment of cash collateral for securities loaned of $5,636,152)	67,008,870
Cash	118,117
Unaffiliated dividends receivable	1,214,096
Receivable for capital stock sold	354,332
Affiliated dividends receivable	8,107
Other assets	14,816

Total assets	876,883,652

LIABILITIES
Payable for collateral received on securities loaned	5,636,152
Advisory fee payable	395,458
Payable for capital stock redeemed	391,024
Distribution fee payable	156,351
Administrative fee payable	37,126
Payable for investment securities purchased	26,756
Transfer Agent fee payable	117
Directors’ fees payable	7
Accrued expenses and other liabilities	194,976

Total liabilities	6,837,967

NET ASSETS	$870,045,685

COMPOSITION OF NET ASSETS
Capital stock, at par	$34,932
Additional paid-in capital	824,279,780
Distributable earnings	45,730,973

	$870,045,685

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$125,554,903	4,958,559	$25.32

B	$744,490,782	29,973,672	$24.84

(a)	Includes securities on loan with a value of $59,380,175 (see Note E).

See notes to financial statements.

5

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $154,220)	$10,765,494
Affiliated issuers	406,835
Securities lending income	34,685

$11,207,014

EXPENSES
Advisory fee (see Note B)	2,497,333
Distribution fee—Class B	971,522
Transfer agency—Class A	600
Transfer agency—Class B	3,564
Custody and accounting	94,887
Printing	63,694
Legal	41,483
Administrative	36,321
Audit and tax	21,284
Directors’ fees	14,328
Miscellaneous	16,732

Total expenses	3,761,748
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(41,587)

Net expenses	3,720,161

Net investment income	7,486,853

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(41,325,478)
Net change in unrealized appreciation/depreciation of investments	(139,017,038)

Net loss on investment transactions	(180,342,516)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(172,855,663)

See notes to financial statements.

6

GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,486,853	$12,473,520
Net realized gain (loss) on investment transactions	(41,325,478)	40,276,635
Net change in unrealized appreciation/depreciation of investments	(139,017,038)	159,345,540

Net increase (decrease) in net assets from operations	(172,855,663)	212,095,695
Distributions to Shareholders
Class A	(656,531)	(17,238,473)
Class B	(3,958,586)	(105,878,573)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(30,851,987)	83,297,353

Total increase (decrease)	(208,322,767)	172,276,002
NET ASSETS
Beginning of period	1,078,368,452	906,092,450

End of period	$870,045,685	$1,078,368,452

See notes to financial statements.

7

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth & Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Portfolio acquired the assets and liabilities of AB Value Portfolio (the “Acquired Portfolio”) a reorganization that was effective at the close of business April 26, 2019 (the “Reorganization”). The Reorganization was approved by the Fund’s Board of Directors pursuant to a Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note J for additional information). The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

8

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$808,165,314		$–0	–	$–0	–	$808,165,314
Short-Term Investments	61,372,718		–0	–	–0	–	61,372,718
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,636,152		–0	–	–0	–	5,636,152

Total Investments in Securities	875,174,184		–0	–	–0	–	875,174,184
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$875,174,184		$–0	–	$–0	–	$875,174,184

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

9

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $36,321.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

10

AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $40,591.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$128,696	$172,409	$239,732	$61,373	$396
Government Money Market Portfolio*	3,697	40,783	38,844	5,636	11

Total				$67,009	$407

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

11

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)...................	$311,077,408		$272,836,879
U.S. government securities......................	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$86,977,181
Gross unrealized depreciation	(56,073,460)

Net unrealized appreciation	$30,903,721

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2020.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a

12

AB Variable Products Series Fund

corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$59,380,175	$5,636,152	$55,023,535	$34,685	$11,479	$996

*	As of June 30, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class A
Shares sold	445,908		661,146	$11,421,881		$19,709,589
Shares issued in reinvestment of dividends and distributions	21,907		625,489	656,531		17,238,473
Shares issued in connection with the Reorganization	–0	–	34,530	–0	–	1,088,086
Shares redeemed	(649,479)		(976,078)	(16,656,880)		(29,114,576)

Net increase (decrease)	(181,664)		345,087	$(4,578,468)		$8,921,572

Class B
Shares sold	1,432,215		1,565,254	$35,701,880		$46,221,157
Shares issued in reinvestment of dividends and distributions	134,554		3,906,958	3,958,586		105,878,573
Share issued in connection with the Reorganization	–0	–	1,788,938	–0	–	55,438,527
Shares redeemed	(2,589,552)		(4,537,077)	(65,933,985)		(133,162,476)

Net increase (decrease)	(1,022,783)		2,724,073	$(26,273,519)		$74,375,781

At June 30, 2020, certain shareholders of the Portfolio owned 59% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

13

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

14

AB Variable Products Series Fund

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

NOTEI: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$32,357,161	$37,164,764
Net long-term capital gains	90,759,885	86,078,144

Total taxable distributions paid	$123,117,046	$123,242,908

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,473,045
Undistributed capital gains	45,091,707
Unrealized appreciation/(depreciation)	165,637,003	(a)

Total accumulated earnings/(deficit)	$223,201,755

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

NOTE J: Reorganization

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolio by the Portfolio, each a series of the Fund. The Portfolios have the same investment objective and certain similarities in investment strategies, as both Portfolios seek long-term growth of capital and invest in the securities of U.S. companies, using a value approach to investing. The Reorganization was completed at the close of business April 26, 2019. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolio shares were transferred in exchange for the shares of the same class of the Portfolio, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
The Acquired Portfolio	3,830,499	–0	–	$56,526,613	+	$–0	–
The Portfolio	32,453,079	34,276,547		$1,008,129,745	++	$1,064,656,358

+	Includes distributions in excess of net investment income of $9,338, accumulated realized gain on investments of $4,555,184 and unrealized appreciation on investments of $1,082,388, with a fair value of $49,044,206 and identified cost of $47,961,818.

++	Includes undistributed net investment income of $15,078,001, accumulated realized gain on investments of $114,156,821 and unrealized appreciation on investments of $119,935,920, with a fair value of $1,011,419,058 and identified cost of $891,483,138.

15

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Assuming the acquisition of the Acquired Portfolio had been completed on January 1, 2019, the Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income	$12,576,934
Net realized and unrealized gain on investments	206,217,063

Net increase in net assets resulting from operations	$218,793,997

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2019.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015
Net asset value, beginning of period	$30.30		$27.78		$33.35		$31.21		$30.12		$30.04

Income From Investment Operations
Net investment income (a)	.24	(b)	.43	(b)	.41	(b)	.31	(b)	.43	(b)†	.37
Net realized and unrealized gain (loss) on investment transactions	(5.09)		5.84		(1.84)		5.21		2.84		.14
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(4.85)		6.27		(1.43)		5.52		3.27		.51

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.39)		(.34)		(.49)		(.32)		(.43)
Distributions from net realized gain on investment transactions	(.13)		(3.36)		(3.80)		(2.89)		(1.86)		–0	–

Total dividends and distributions	(.13)		(3.75)		(4.14)		(3.38)		(2.18)		(.43)

Net asset value, end of period	$25.32		$30.30		$27.78		$33.35		$31.21		$30.12

Total Return
Total investment return based on net asset value (d)*	(16.08)%		23.91%		(5.61)%		18.93%		11.30	%†	1.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$125,555		$155,765		$133,188		$159,324		$155,924		$150,801
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.61	%^	.61%		.59%		.60%		.61%		.60%
Expenses, before waivers/reimbursements (e)‡	.61	%^	.62%		.60%		.60%		.61%		.60%
Net investment income	1.86	%(b)^	1.43	%(b)	1.28	%(b)	.97	%(b)	1.46	%(b)†	1.21%
Portfolio turnover rate	32%		66%		96%		85%		101%		73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.01%		.00%		.00%		.00%

See footnote summary on page 19.

17

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015
Net asset value, beginning of period	$29.76		$27.34		$32.88		$30.82		$29.78		$29.71

Income From Investment Operations
Net investment income (a)	.21	(b)	.35	(b)	.33	(b)	.23	(b)	.36	(b)†	.29
Net realized and unrealized gain (loss) on investment transactions	(5.00)		5.74		(1.81)		5.14		2.79		.14
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(4.79)		6.09		(1.48)		5.37		3.15		.43

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.31)		(.26)		(.42)		(.25)		(.36)
Distributions from net realized gain on investment transactions	(.13)		(3.36)		(3.80)		(2.89)		(1.86)		–0	–

Total dividends and distributions	(.13)		(3.67)		(4.06)		(3.31)		(2.11)		(.36)

Net asset value, end of period	$24.84		$29.76		$27.34		$32.88		$30.82		$29.78

Total Return
Total investment return based on net asset value (d)*	(16.17)%		23.61%		(5.84)%		18.59%		11.07	%†	1.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$744,491		$922,603		$772,904		$906,790		$886,666		$646,424
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.86	% ^	.86%		.84%		.85%		.86%		.85%
Expenses, before waivers/reimbursements (e)‡	.86	% ^	.87%		.85%		.85%		.86%		.85%
Net investment income	1.61	%(b)^	1.18	%(b)	1.03	%(b)	.72	%(b)	1.21	%(b)†	.96%
Portfolio turnover rate	32%		66%		96%		85%		101%		73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.01%		.00%		.00%		.00%

See footnote summary on page 19.

18

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended June 30, 2020 and the years ended December 31, 2019 and December 31, 2018, such waiver amounted to .01% (annualized), .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015 by .15%, .02%, .68%, .03% and .14%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .01%.

^	Annualized.

See notes to financial statements.

19

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

20

GROWTH AND INCOME PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

21

GROWTH AND INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

22

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

23

VPS-GI-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,028.90	$6.46	1.28%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.50	$6.42	1.28%

Class B
Actual	$1,000	$1,027.30	$7.71	1.53%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.26	$7.67	1.53%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
TOP TEN SECTORS (including derivatives)[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Governments—Treasuries[2]	42.7%
Corporates—Investment Grade	33.4
Commercial Mortgage-Backed Securities	20.0
Mortgage Pass-Throughs	17.4
Interest Rate Swaps[3]	12.8
Collateralized Mortgage Obligations	10.9
Asset-Backed Securities	4.4
U.S. Treasury Bills	4.3
Inflation-Linked Securities	4.1
Emerging Markets—Treasuries	1.7

SECTOR BREAKDOWN (excluding derivatives)4

June 30, 2020 (unaudited)

Corporates—Investment Grade	33.0%
Mortgage Pass-Throughs	17.2
Commercial Mortgage-Backed Securities	14.5
Collateralized Mortgage Obligations	10.7
Asset-Backed Securities	4.4
Inflation-Linked Securities	4.1
Governments—Treasuries	4.0
Corporates—Non-Investment Grade	1.9
Emerging Markets—Treasuries	1.7
Governments—Sovereign Bonds	1.7
Local Governments—US Municipal Bonds	1.0
Emerging Markets—Corporate Bonds	0.2
Quasi-Sovereigns	0.1
Short-Term Investments	5.5

1	All data are as of June 30, 2020. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures

3	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

4	All data are as of June 30, 2020. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–33.4%
INDUSTRIAL–17.8%
BASIC–1.5%
Alpek SAB de CV 4.25%, 09/18/2029(a)	U.S.$	200	$198,562
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		200	182,156
DuPont de Nemours, Inc.
4.205%, 11/15/2023		65	71,285
4.493%, 11/15/2025		65	74,587
Eastman Chemical Co. 3.80%, 03/15/2025		50	54,223
Glencore Funding LLC 4.125%, 05/30/2023(a)		58	61,909

			642,722

CAPITAL GOODS–0.8%
General Electric Co. 0.875%, 05/17/2025	EUR	100	108,264
3.45%, 05/01/2027	U.S.$	107	109,456
United Technologies Corp. 3.95%, 08/16/2025		90	102,552
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		15	15,290

			335,562

COMMUNICATIONS– MEDIA–0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		7	7,827
Comcast Corp. 4.15%, 10/15/2028		95	113,820
Cox Communications, Inc. 2.95%, 06/30/2023(a)		51	53,586
ViacomCBS, Inc. 4.75%, 05/15/2025		101	115,419

			290,652

COMMUNICATIONS– TELECOMMUNICATIONS–1.8%
AT&T, Inc.
3.40%, 05/15/2025		310	340,213
4.125%, 02/17/2026		147	167,152
4.55%, 03/09/2049		64	75,488
Vodafone Group PLC 3.75%, 01/16/2024		168	183,930

			766,783

CONSUMER CYCLICAL– AUTOMOTIVE–0.8%
General Motors Co.
6.125%, 10/01/2025		25	28,093
6.80%, 10/01/2027		34	39,608
General Motors Financial Co., Inc. 4.30%, 07/13/2025		30	31,390

5.10%, 01/17/2024	U.S.$	109	$116,766
5.20%, 03/20/2023		48	51,294
5.25%, 03/01/2026		21	22,886
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		54	55,159

			345,196

CONSUMER CYCLICAL–ENTERTAINMENT–0.3%
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(a)		43	44,179
11.50%, 06/01/2025(a)		73	75,729

			119,908

CONSUMER CYCLICAL– OTHER–0.0%
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		12	13,041

CONSUMER CYCLICAL–RESTAURANTS–0.1%
Starbucks Corp. 4.50%, 11/15/2048		31	36,852

CONSUMER CYCLICAL– RETAILERS–0.4%
AutoNation, Inc. 4.75%, 06/01/2030		57	61,881
Ralph Lauren Corp. 2.95%, 06/15/2030		31	31,832
Ross Stores, Inc. 4.60%, 04/15/2025		39	44,834
4.70%, 04/15/2027		22	25,528

			164,075

CONSUMER NON- CYCLICAL–4.0%
AbbVie, Inc. 2.95%, 11/21/2026(a)		67	72,834
4.875%, 11/14/2048		47	61,311
Altria Group, Inc. 4.80%, 02/14/2029		26	30,339
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		73	87,123
5.55%, 01/23/2049		120	159,351
BAT Capital Corp. 3.215%, 09/06/2026		92	98,886
Becton Dickinson and Co. 3.734%, 12/15/2024		40	44,155
Biogen, Inc. 4.05%, 09/15/2025		144	165,191
Cigna Corp. 3.75%, 07/15/2023		25	27,138
4.125%, 11/15/2025		45	51,605
4.375%, 10/15/2028		58	68,686

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030	U.S.$	150	$156,844
CVS Health Corp. 3.625%, 04/01/2027		27	30,428
4.10%, 03/25/2025		190	214,717
Mylan NV 3.95%, 06/15/2026		85	94,963
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		200	222,664
Tyson Foods, Inc. 3.95%, 08/15/2024		48	53,155
4.00%, 03/01/2026		12	13,731
Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026		25	26,845
Zoetis, Inc. 3.45%, 11/13/2020		45	45,349

			1,725,315

ENERGY–4.7%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		58	61,954
BP Capital Markets America, Inc. 3.194%, 04/06/2025		81	88,296
Cenovus Energy, Inc. 4.25%, 04/15/2027		12	10,864
Energy Transfer Operating LP 3.75%, 05/15/2030		64	63,582
4.75%, 01/15/2026		175	190,963
Enterprise Products Operating LLC 3.70%, 02/15/2026		161	181,119
5.20%, 09/01/2020		55	55,411
Husky Energy, Inc. 4.40%, 04/15/2029		101	100,900
Kinder Morgan, Inc. 3.15%, 01/15/2023		150	157,131
Marathon Oil Corp. 3.85%, 06/01/2025		19	19,243
6.80%, 03/15/2032		100	106,612
Marathon Petroleum Corp. 4.50%, 05/01/2023		102	109,943
Newfield Exploration Co. 5.625%, 07/01/2024		40	38,398
Noble Energy, Inc. 3.85%, 01/15/2028		30	28,928
3.90%, 11/15/2024		107	107,431
ONEOK, Inc. 4.00%, 07/13/2027		87	88,273
4.35%, 03/15/2029		57	59,713
5.85%, 01/15/2026		65	74,294
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		17	16,495
3.60%, 11/01/2024		68	69,608
4.50%, 12/15/2026		6	6,359
	Principal Amount (000)		U.S. $ Value

Sabine Pass Liquefaction LLC 5.00%, 03/15/2027	U.S.$	80	$89,340
TransCanada PipeLines Ltd. 9.875%, 01/01/2021		108	112,563
Valero Energy Corp. 2.70%, 04/15/2023		78	80,948
Williams Cos., Inc. (The) 4.125%, 11/15/2020		97	97,279

			2,015,647

SERVICES–0.6%
Expedia Group, Inc. 6.25%, 05/01/2025(a)		2	2,125
7.00%, 05/01/2025(a)		43	45,035
Global Payments, Inc. 4.00%, 06/01/2023		43	46,594
S&P Global, Inc. 4.40%, 02/15/2026		127	149,916

			243,670

TECHNOLOGY–1.8%
Analog Devices, Inc. 2.95%, 04/01/2025		8	8,655
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 01/15/2027		62	66,964
Broadcom, Inc. 4.11%, 09/15/2028(a)		60	65,599
4.15%, 11/15/2030(a)		126	137,026
4.25%, 04/15/2026(a)		42	46,689
4.70%, 04/15/2025(a)		24	27,060
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		78	89,236
Infor, Inc. 1.75%, 07/15/2025(a)		34	34,157
KLA Corp. 4.65%, 11/01/2024		134	153,446
Lam Research Corp. 2.80%, 06/15/2021		39	39,861
Leidos, Inc. 2.95%, 05/15/2023(a)		37	38,840
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		17	17,801
Seagate HDD Cayman 4.091%, 06/01/2029(a)		36	37,575

			762,909

TRANSPORTATION– AIRLINES–0.2%
Southwest Airlines Co. 4.75%, 05/04/2023		80	82,179

TRANSPORTATION– SERVICES–0.1%
Aviation Capital Group LLC 2.875%, 01/20/2022(a)		10	9,579
3.50%, 11/01/2027(a)		15	12,359
3.875%, 05/01/2023(a)		32	30,368

4

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

4.125%, 08/01/2025(a)	U.S.$	2	$1,799
4.875%, 10/01/2025(a)		18	16,510

			70,615

			7,615,126

FINANCIAL INSTITUTIONS–14.3%
BANKING–12.8%
American Express Co. Series C 3.598% (LIBOR 3 Month + 0.00%), 09/15/2020(b)(c)		15	12,662
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		200	222,022
Banco de Credito del Peru 3.125%, 07/01/2030(a)		70	69,411
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		150	164,160
Banco Santander SA 3.49%, 05/28/2030		200	214,286
Bank of America Corp.
Series DD 6.30%, 03/10/2026(b)		27	29,939
Series L 3.95%, 04/21/2025		360	398,588
Series Z
6.50%, 10/23/2024(b)		41	43,924
Bank of New York Mellon Corp. (The) 1.60%, 04/24/2025		33	34,201
Series G 4.70%, 09/20/2025(b)		41	42,646
Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020(a)		200	201,138
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		29	35,408
BNP Paribas SA 4.375%, 05/12/2026(a)		200	221,306
Capital One Financial Corp. 2.60%, 05/11/2023		68	70,993
3.30%, 10/30/2024		135	145,222
CIT Group, Inc. 5.25%, 03/07/2025		56	58,094
Citigroup, Inc. 3.106%, 04/08/2026		104	111,800
3.875%, 03/26/2025		165	180,515
5.95%, 01/30/2023(b)		55	54,761
Series Q 5.95%, 08/15/2020(b)		90	84,995
Cooperatieve Rabobank UA 4.375%, 08/04/2025		250	281,153
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 06/09/2023		265	284,968

Goldman Sachs Group, Inc. (The) 2.35%, 11/15/2021	U.S.$	118	$118,725
3.50%, 04/01/2025		63	69,091
3.75%, 05/22/2025		53	58,674
3.85%, 07/08/2024		100	109,833
Series M 4.37% (LIBOR 3 Month + 3.92%), 07/30/2020(b)(c)		45	41,167
Series P 5.00%, 11/10/2022(b)		27	24,952
HSBC Holdings PLC 4.25%, 08/18/2025		203	220,702
ING Groep NV 3.55%, 04/09/2024		200	217,922
JPMorgan Chase & Co. 2.083%, 04/22/2026		67	69,637
3.22%, 03/01/2025		140	150,632
3.54%, 05/01/2028		74	82,660
Series Z 4.487% (LIBOR 3 Month + 3.80%), 08/01/2020(b)(c)		22	20,700
Manufacturers & Traders Trust Co. 2.625%, 01/25/2021		250	252,585
Mastercard, Inc. 3.30%, 03/26/2027		48	54,470
Morgan Stanley 2.188%, 04/28/2026		53	55,234
3.737%, 04/24/2024		75	80,808
5.00%, 11/24/2025		37	43,483
Series G 4.35%, 09/08/2026		186	214,105
Series J 5.55%, 10/15/2020(b)		20	18,337
Santander Holdings USA, Inc. 4.40%, 07/13/2027		41	44,392
Standard Chartered PLC 2.27% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		100	80,519
State Street Corp. 2.901%, 03/30/2026(a)		11	11,918
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		81	83,229
US Bancorp Series J 5.30%, 04/15/2027(b)		63	63,876
Wells Fargo & Co. 2.188%, 04/30/2026		90	93,063
3.069%, 01/24/2023		113	117,122
3.75%, 01/24/2024		110	120,199

			5,480,227

BROKERAGE–0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		44	46,693

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

FINANCE–0.5%
Air Lease Corp. 3.00%, 02/01/2030	U.S.$	5	$4,634
3.875%, 07/03/2023		6	6,094
4.25%, 02/01/2024		30	30,677
Series G 3.75%, 06/01/2026		3	3,027
Synchrony Financial 4.50%, 07/23/2025		147	156,090

			200,522

INSURANCE–0.5%
Alleghany Corp. 3.625%, 05/15/2030		95	101,326
Centene Corp. 4.25%, 12/15/2027		14	14,441
4.625%, 12/15/2029		16	16,882
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		35	56,592
Voya Financial, Inc. 5.65%, 05/15/2053		31	31,003

			220,244

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		6	6,117
Welltower, Inc. 4.00%, 06/01/2025		146	161,234

			167,351

			6,115,037

UTILITY–1.3%
ELECTRIC–1.3%
Colbun SA 3.15%, 03/06/2030(a)		200	200,937
Enel Chile SA 4.875%, 06/12/2028		68	76,139
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		200	224,000
Kentucky Utilities Co. 3.30%, 06/01/2050		38	40,432

			541,508

Total Corporates–Investment Grade (cost $13,357,435)			14,271,671

MORTGAGE PASS-THROUGHS–17.4%
AGENCY FIXED RATE 30-YEAR–15.2%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049-11/01/2049		468	503,339
Series 2020 3.50%, 01/01/2050		108	117,606
	Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035	U.S.$	56	$65,644
Series 2007 5.50%, 07/01/2035		16	19,097
Series 2016 4.00%, 02/01/2046		170	186,482
Series 2017 4.00%, 07/01/2044		133	145,055
Series 2018 4.00%, 11/01/2048-12/01/2048		152	164,322
4.50%, 10/01/2048-11/01/2048		307	334,623
5.00%, 11/01/2048		73	80,864
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033-07/01/2033		51	59,226
Series 2004 5.50%, 04/01/2034-11/01/2034		46	53,052
Series 2005 5.50%, 02/01/2035		53	61,790
Series 2010 4.00%, 12/01/2040		79	86,803
Series 2012 3.50%, 02/01/2042-01/01/2043		209	228,407
Series 2013 3.50%, 04/01/2043		102	111,586
4.00%, 10/01/2043		303	331,608
Series 2017 3.50%, 09/01/2047		234	247,167
Series 2018 3.50%, 03/01/2048-05/01/2048		1,748	1,885,731
4.00%, 08/01/2048-12/01/2048		326	351,470
4.50%, 09/01/2048		275	299,534
Series 2019 3.50%, 09/01/2049-11/01/2049		445	476,705
4.00%, 06/01/2049		206	223,595
Series 2020 3.50%, 01/01/2050		108	116,570
Government National Mortgage Association Series 1994 9.00%, 09/15/2024		1	819
Series 2016 3.00%, 04/20/2046		182	192,940
Series 2019 3.00% G2SF, 07/01/2050, TBA		150	158,900

			6,502,935

6

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AGENCY FIXED RATE 15-YEAR–2.2%
Federal National Mortgage Association Series 2016 2.50%, 07/01/2031-01/01/2032	U.S.$	887	$930,727

Total Mortgage Pass-Throughs (cost $7,029,983)			7,433,662

COMMERCIAL MORTGAGE-BACKED SECURITIES–14.7%
NON-AGENCY FIXED RATE CMBS–11.9%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		110	96,804
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		100	106,732
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		155	173,519
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		115	123,894
Series 2016-C4, Class AM 3.691%, 05/10/2058		45	47,535
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		260	274,433
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 02/10/2048		144	152,575
Series 2015-GC35, Class A4 3.818%, 11/10/2048		55	60,958
Series 2016-C1, Class A4 3.209%, 05/10/2049		192	208,119
Series 2016-GC36, Class A5 3.616%, 02/10/2049		65	71,634
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		41	41,047
Series 2014-UBS3, Class A4 3.819%, 06/10/2047		130	140,250

Series 2014-UBS5, Class A4 3.838%, 09/10/2047	U.S.$	130	$140,949
Series 2014-UBS6, Class AM 4.048%, 12/10/2047		45	48,164
Series 2015-CR24, Class A5 3.696%, 08/10/2048		65	71,712
Series 2015-DC1, Class A5 3.35%, 02/10/2048		80	86,219
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		100	108,095
Series 2015-C3, Class A4 3.718%, 08/15/2048		117	127,535
Series 2015-C4, Class A4 3.808%, 11/15/2048		215	236,972
GS Mortgage Securities Trust
Series 2011-GC5, Class D 5.555%, 08/10/2044(a)		10	7,418
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		136	134,185
Series 2014-GC22, Class A5 3.862%, 06/10/2047		77	83,355
Series 2015-GC28, Class A5 3.396%, 02/10/2048		95	102,144
Series 2018-GS9, Class A4 3.992%, 03/10/2051		75	85,614
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C6, Class D 5.324%, 05/15/2045		110	87,585
Series 2012-C6, Class E 5.324%, 05/15/2045(a)		132	78,067
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5 3.775%, 08/15/2047		100	108,424
Series 2014-C22, Class XA 0.985%, 09/15/2047(d)		2,539	72,279
Series 2014-C24, Class C 4.555%, 11/15/2047		110	94,615
Series 2015-C30, Class A5 3.822%, 07/15/2048		65	71,691
Series 2015-C31, Class A3 3.801%, 08/15/2048		195	215,322
Series 2015-C31, Class B 4.773%, 08/15/2048		111	117,525
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		24	14,150
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		159	161,666

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049	U.S.$	100	$110,028
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B 3.933%, 10/10/2048		70	71,058
UBS Commercial Mortgage Trust
Series 2018-C10, Class A4 4.313%, 05/15/2051		125	145,823
Series 2018-C8, Class A4 3.983%, 02/15/2051		100	114,456
Series 2018-C9, Class A4 4.117%, 03/15/2051		125	142,407
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		112	115,313
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4 3.789%, 09/15/2048		95	103,186
Series 2016-C35, Class XA 2.099%, 07/15/2048(d)		950	81,083
Series 2016-LC25, Class C 4.565%, 12/15/2059		85	74,917
Series 2016-NXS6, Class C 4.458%, 11/15/2049		100	90,583
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.322%, 03/15/2045(a)(d)		1,242	31,041
Series 2014-C19, Class A5 4.101%, 03/15/2047		130	141,241
WFRBS Commercial Mortgage Trust 2014-C24 Class AS 3.931%, 11/15/2047		110	116,136

			5,088,458

NON-AGENCY FLOATING RATE CMBS–2.8%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.185% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		100	92,735
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 1.135% (LIBOR 1 Month + 0.95%), 06/15/2035(a)(c)		100	93,742
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.185% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)		185	173,742
	Principal Amount (000)		U.S. $ Value

BFLD Series 2019-DPLO, Class D 2.025% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(c)	U.S.$	70	$62,286
BHMS Series 2018-ATLS, Class A 1.435% (LIBOR 1 Month + 1.25%), 07/15/2035(c)(e)		81	76,788
BX Trust Series 2018-EXCL, Class A 1.272% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		86	76,729
CLNY Trust Series 2019-IKPR, Class D 2.21% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		65	54,585
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.224% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		100	94,993
Great Wolf Trust Series 2019-WOLF, Class A 1.219% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		111	106,596
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A 1.385% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		115	109,817
Series 2019-SMP, Class A 1.335% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		100	94,990
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.045% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(c)		10	9,066
Starwood Retail Property Trust Series 2014-STAR, Class A 1.655% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		174	132,712

			1,178,781

Total Commercial Mortgage-Backed Securities (cost $6,298,394)			6,267,239

COLLATERALIZED MORTGAGE OBLIGATIONS–10.9%
RISK SHARE FLOATING RATE–8.7%
Bellemeade Re Ltd.
Series 2018-2A, Class M1B 1.535% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(c)		74	73,583
Series 2018-3A, Class M1B 2.035% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		82	81,073

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2019-4A, Class M1B 2.185% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)	U.S.$	150	$144,273
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2 2.585% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		35	34,721
Series 2019-HRP1, Class M2 2.335% (LIBOR 1 Month + 2.15%), 11/25/2039(a)(c)		94	86,090
Series 2019-R02, Class 1M2 2.485% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		48	47,396
Series 2019-R03, Class 1M2 2.335% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(c)		81	80,076
Series 2019-R04, Class 2M2 2.285% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(c)		103	99,511
Series 2019-R05, Class 1M2 2.185% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		93	91,080
Series 2019-R06, Class 2M2 2.285% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		115	111,542
Series 2019-R07, Class 1M2 2.285% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(c)		110	106,625
Series 2020-R01, Class 1M2 2.235% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(c)		130	123,365
Series 2020-R02, Class 2M2 2.185% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(c)		100	94,670
Eagle RE Ltd. Series 2018-1, Class M1 1.885% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(c)		52	49,948
Eagle Re Ltd. Series 2020-1, Class M1A 1.085% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		150	147,785
Federal Home Loan Mortgage Corp.
Series 2019-DNA4, Class M2 2.135% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)		103	101,154

Series 2019-FTR2, Class M2 2.335% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)	U.S.$	115	$108,495
Series 2019-HQA1, Class M2 2.535% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(c)		65	63,764
Series 2020-DNA2, Class M2 2.035% (LIBOR 1 Month + 1.85%), 02/25/2050(a)(c)		60	56,886
Series 2020-HQA2, Class M1 1.285% (LIBOR 1 Month + 1.10%), 03/25/2050(a)(c)		56	55,856
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2019-DNA3, Class M2 2.235% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)		84	82,385
Series 2020-DNA1, Class M2 1.885% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(c)		110	105,131
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 1M2 3.185% (LIBOR 1 Month + 3.00%), 07/25/2024(c)		34	29,974
Series 2014-C04, Class 1M2 5.085% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		72	73,671
Series 2014-C04, Class 2M2 5.185% (LIBOR 1 Month + 5.00%), 11/25/2024(c)		28	28,630
Series 2015-C01, Class 1M2 4.485% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		57	57,310
Series 2015-C01, Class 2M2 4.735% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		24	23,988
Series 2015-C02, Class 1M2 4.185% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		59	59,176
Series 2015-C02, Class 2M2 4.185% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		44	44,631

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-C03, Class 1M2 5.185% (LIBOR 1 Month + 5.00%), 07/25/2025(c)	U.S.$	65	$66,714
Series 2015-C03, Class 2M2 5.185% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		41	42,115
Series 2015-C04, Class 1M2 5.885% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		80	83,833
Series 2015-C04, Class 2M2 5.735% (LIBOR 1 Month + 5.55%), 04/25/2028(c)		60	63,833
Series 2016-C01, Class 1M2 6.935% (LIBOR 1 Month + 6.75%), 08/25/2028(c)		103	107,814
Series 2016-C02, Class 1M2 6.185% (LIBOR 1 Month + 6.00%), 09/25/2028(c)		86	89,660
Series 2016-C03, Class 2M2 6.085% (LIBOR 1 Month + 5.90%), 10/25/2028(c)		61	63,195
Series 2016-C05, Class 2M2 4.635% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		69	70,741
Series 2016-C06, Class 1M2 4.435% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		113	117,713
Series 2017-C01, Class 1M2 3.735% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		88	89,206
Series 2017-C04, Class 2M2 3.035% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		43	42,299
Home Re Ltd. Series 2018-1, Class M1 1.785% (LIBOR 1 Month + 1.60%), 10/25/2028(a)(c)		44	44,262
Mortgage Insurance-Linked Notes
Series 2020-1, Class M1A 1.135% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		150	148,259
Series 2020-1, Class M2A 2.185% (LIBOR 1 Month + 2.00%), 02/25/2030(a)(c)		150	122,937
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 2.184% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(e)		79	72,016
	Principal Amount (000)		U.S. $ Value

Series 2019-2R, Class A 2.934% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)	U.S.$	107	$100,395
Series 2019-3R, Class A 2.884% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)		71	67,334
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 5.435% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(e)		33	30,334
Series 2015-WF1, Class 2M2 5.685% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(e)		15	14,208

			3,699,657

AGENCY FLOATING RATE–1.3%
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 6.356% (6.54%–LIBOR 1 Month), 12/25/2041(c)(f)		127	30,473
Series 2012-70, Class SA 6.366% (6.55%–LIBOR 1 Month), 07/25/2042(c)(f)		235	61,074
Series 2015-90, Class SL 5.966% (6.15%–LIBOR 1 Month), 12/25/2045(c)(f)		251	59,658
Series 2016-77, Class DS 5.816% (6.00%–LIBOR 1 Month), 10/25/2046(c)(f)		236	48,953
Series 2017-16, Class SG 5.866% (6.05%–LIBOR 1 Month), 03/25/2047(c)(f)		251	51,194
Series 2017-26, Class TS 5.766% (5.95%–LIBOR 1 Month), 04/25/2047(c)(f)		242	54,581
Series 2017-62, Class AS 5.966% (6.15%–LIBOR 1 Month), 08/25/2047(c)(f)		247	45,590
Series 2017-81, Class SA 6.016% (6.20%–LIBOR 1 Month), 10/25/2047(c)(f)		254	57,368
Series 2017-97, Class LS 6.016% (6.20%–LIBOR 1 Month), 12/25/2047(c)(f)		257	65,904
Government National Mortgage Association
Series 2017-134, Class SE 6.01% (6.20%–LIBOR 1 Month), 09/20/2047(c)(f)		206	33,615

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2017-65, Class ST 5.96% (6.15%–LIBOR 1 Month), 04/20/2047(c)(f)	U.S.$	243	$51,583

			559,993

NON-AGENCY FIXED RATE–0.6%
Alternative Loan Trust
Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		14	12,157
Series 2006-24CB, Class A16 5.75%, 08/25/2036		58	44,800
Series 2006-28CB, Class A14 6.25%, 10/25/2036		42	31,989
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		29	26,007
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 07/25/2037		20	14,594
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-10, Class 1A8 6.00%, 05/25/2036		27	20,664
Series 2006-13, Class 1A19 6.25%, 09/25/2036		14	10,058
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		45	32,220
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.756%, 07/25/2036		91	74,752

			267,241

NON-AGENCY FLOATING RATE–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.375% (LIBOR 1 Month + 0.19%), 12/25/2036(c)		114	53,685
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.435% (LIBOR 1 Month + 0.25%), 03/25/2035(c)		30	25,892

			79,577

AGENCY FIXED RATE–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.708%, 05/28/2035		50	46,110

Total Collateralized Mortgage Obligations (cost $4,779,446)			4,652,578

ASSET-BACKED SECURITIES–4.4%
AUTOS–FIXED RATE–2.4%
Avis Budget Rental Car Funding AESOP LLC
Series 2016-1A, Class A 2.99%, 06/20/2022(a)	U.S.$	100	$99,357
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		105	105,963
Exeter Automobile Receivables Trust
Series 2016-3A, Class D 6.40%, 07/17/2023(a)		100	101,718
Series 2017-1A, Class D 6.20%, 11/15/2023(a)		100	102,812
Series 2017-3A, Class C 3.68%, 07/17/2023(a)		60	61,084
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		57	57,750
Flagship Credit Auto Trust
Series 2016-4, Class D 3.89%, 11/15/2022(a)		125	126,751
Series 2018-3, Class B 3.59%, 12/16/2024(a)		75	76,743
Hertz Vehicle Financing II LP
Series 2017-1A, Class A 2.96%, 10/25/2021(a)		101	99,807
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		81	79,790
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		101	99,705

			1,011,480

OTHER ABS–FIXED RATE–1.4%
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 07/15/2025(a)		6	6,134
Marlette Funding Trust
Series 2018-3A, Class A 3.20%, 09/15/2028(a)		2	2,454
Series 2018-4A, Class A 3.71%, 12/15/2028(a)		15	15,244
Series 2019-3A, Class A 2.69%, 09/17/2029(a)		49	49,735
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		148	148,875
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/2020(a)		147	147,153
SoFi Consumer Loan Program LLC
Series 2016-2, Class A 3.09%, 10/27/2025(a)		2	2,238
Series 2016-3, Class A 3.05%, 12/26/2025(a)		2	1,733
Series 2017-1, Class A 3.28%, 01/26/2026(a)		6	6,022

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2017-2, Class A 3.28%, 02/25/2026(a)	U.S.$	9	$8,631
Series 2017-3, Class A 2.77%, 05/25/2026(a)		15	14,659
Series 2017-4, Class B 3.59%, 05/26/2026(a)		130	130,309
Series 2017-5, Class A2 2.78%, 09/25/2026(a)		51	51,902

			585,089

CREDIT CARDS–FIXED RATE–0.6%
World Financial Network Credit Card Master Trust
Series 2018-A, Class A 3.07%, 12/16/2024		130	131,704
Series 2018-B, Class M 3.81%, 07/15/2025		70	70,810
Series 2019-B, Class M 3.04%, 04/15/2026		80	80,656

			283,170

HOME EQUITY LOANS–FLOATING RATE–0.0%
ABFC Trust Series 2003-WF1, Class A2 1.31% (LIBOR 1 Month + 1.13%), 12/25/2032(c)		18	17,425

Total Asset-Backed Securities (cost $1,886,389)			1,897,164

INFLATION-LINKED SECURITIES–4.1%
JAPAN–1.3%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	60,633	559,018

UNITED STATES–2.8%
U.S. Treasury Inflation Index
0.125%, 07/15/2026 (TIPS)	U.S.$	376	398,815
0.375%, 07/15/2025 (TIPS)		660	705,195
0.75%, 07/15/2028 (TIPS)		92	103,670

			1,207,680

Total Inflation-Linked Securities (cost $1,686,720)			1,766,698

GOVERNMENTS– TREASURIES–4.0%
MALAYSIA–0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	474	113,750

UNITED STATES–3.7%
U.S. Treasury Bonds 2.00%, 02/15/2050	U.S.$	120	137,438
	Principal Amount (000)		U.S. $ Value

U.S. Treasury Notes
0.375%, 04/30/2025(g)	U.S.$	592	$594,590
0.625%, 05/15/2030		45	44,880
1.25%, 05/15/2050		435	418,008
1.50%, 02/15/2030		384	415,140

			1,610,056

Total Governments–Treasuries (cost $1,702,568)			1,723,806

CORPORATES–NON-INVESTMENT GRADE–1.9%
FINANCIAL INSTITUTIONS–1.0%
BANKING–0.8%
Credit Suisse Group AG 7.50%, 07/17/2023(a)(b)		200	206,242
Discover Financial Services Series D 6.125%, 06/23/2025(b)		127	130,771

			337,013

FINANCE–0.2%
Navient Corp. 6.625%, 07/26/2021		95	93,100

			430,113

INDUSTRIAL–0.9%
BASIC–0.1%
Sealed Air Corp. 4.00%, 12/01/2027(a)		47	46,993

CAPITAL GOODS–0.1%
TransDigm, Inc. 6.25%, 03/15/2026(a)		50	49,853

COMMUNICATIONS– MEDIA–0.1%
CSC Holdings LLC 6.75%, 11/15/2021		30	31,481

CONSUMER CYCLICAL– AUTOMOTIVE–0.1%
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(a)		20	20,620

CONSUMER NON-CYCLICAL–0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)		75	75,944
Spectrum Brands, Inc. 5.75%, 07/15/2025		69	70,803

			146,747

ENERGY–0.2%
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/2023		69	68,730

12

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)	U.S.$	33	$29,134

			97,864

			393,558

Total Corporates– Non-Investment Grade (cost $827,010)			823,671

EMERGING MARKETS– TREASURIES–1.7%
SOUTH AFRICA–1.7%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $707,828)	ZAR	13,753	730,534

GOVERNMENTS–SOVEREIGN BONDS–1.7%
MEXICO–0.5%
Mexico Government International Bond 3.90%, 04/27/2025	U.S.$	210	225,120

PERU–0.1%
Peruvian Government International Bond 2.392%, 01/23/2026		26	27,008

QATAR–0.5%
Qatar Government International Bond 3.40%, 04/16/2025(a)		206	224,540

SAUDI ARABIA–0.5%
Saudi Government International Bond 2.90%, 10/22/2025(a)		210	222,600

URUGUAY–0.1%
Uruguay Government International Bond 4.375%, 01/23/2031		18	21,178

Total Governments–Sovereign Bonds (cost $669,962)			720,446

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–1.0%
UNITED STATES–1.0%
State of California 5.70%, 11/01/2021		65	69,430
Series 2010 7.625%, 03/01/2040		200	353,038

Total Local Governments–US Municipal Bonds (cost $272,356)			422,468

EMERGING MARKETS–CORPORATE BONDS–0.2%
INDUSTRIAL–0.2%
CAPITAL GOODS–0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027	U.S.$	85	$75,225

UTILITY–0.0%
ELECTRIC–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(e)		5	4,912

Total Emerging Markets–Corporate Bonds (cost $90,125)			80,137

QUASI-SOVEREIGNS–0.1%
QUASI-SOVEREIGN BONDS–0.1%
MEXICO–0.1%
Petroleos Mexicanos
6.75%, 09/21/2047		50	38,387
6.84%, 01/23/2030(a)		17	14,894

Total Quasi-Sovereigns (cost $60,889)			53,281

SHORT-TERM INVESTMENTS–5.6%
U.S. TREASURY BILLS–4.3%
U.S. Treasury Bill Zero Coupon, 08/13/2020-09/10/2020 (cost $1,819,485)		1,820	1,819,554

	Shares
INVESTMENT COMPANIES–1.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(h)(i)(j) (cost $537,567)		537,567	537,567

	Principal Amount (000)
SHORT-TERM MUNICIPAL NOTES–0.0%
NEW YORK–0.0%
New York State Dormitory Authority Series 2020B 5.00%, 03/31/2021 (cost $20,665)		20	20,704

Total Short-Term Investments (cost $2,377,717)			2,377,825

TOTAL INVESTMENTS–101.1% (cost $41,746,822)			43,221,180
Other assets less liabilities–(1.1)%			(468,955)

NET ASSETS–100.0%			$42,752,225

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bund Futures	3	September 2020	$594,960	$7,872
U.S. 10 Yr Ultra Futures	10	September 2020	1,574,844	8,948
U.S. T-Note 2 Yr (CBT) Futures	55	September 2020	12,145,547	2,497
U.S. Ultra Bond (CBT) Futures	21	September 2020	4,581,281	(18,163)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	5	September 2020	703,311	793
U.S. T-Note 5 Yr (CBT) Futures	19	September 2020	2,389,101	(5,797)

				$(3,850)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	MYR	491	USD	120	08/13/2020	$5,249
Morgan Stanley & Co., Inc.	JPY	64,324	USD	591	08/07/2020	(5,123)
State Street Bank & Trust Co.	USD	1	SEK	5	07/15/2020	1
State Street Bank & Trust Co.	GBP	2	USD	3	07/17/2020	(35)
State Street Bank & Trust Co.	ZAR	2,494	USD	148	07/17/2020	4,428
State Street Bank & Trust Co.	ZAR	10,362	USD	575	07/17/2020	(21,049)
State Street Bank & Trust Co.	CAD	68	USD	49	08/06/2020	(1,093)
State Street Bank & Trust Co.	EUR	86	USD	98	08/06/2020	598

						$(17,024)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)%	Quarterly	5.22%	USD	1,419	$11,079	$(11,966)	$23,045

Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	5.21	USD	537	(3,597)	(35,562)	31,965
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	5.22	USD	32	(169)	(209)	40

						$7,313	$(47,737)	$55,050

*	Termination date

14

AB Variable Products Series Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
CAD	3,550	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$33,270	$14		$33,256
SEK	15,600	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	(17,181)	10		(17,191)
CAD	402	01/14/2025	3 Month CDOR	1.950%	Semi-Annual/ Semi-Annual	16,880	1		16,879
USD	130	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	(12,359)	–0	–	(12,359)
JPY	142,860	12/13/2029	6 Month LIBOR	0.080%	Semi-Annual/ Semi-Annual	5,614	–0	–	5,614
USD	250	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(27,132)	–0	–	(27,132)
CAD	87	01/14/2050	2.210%	3 Month CDOR	Semi-Annual/ Semi-Annual	(13,925)	–0	–	(13,925)

						$(14,833)	$25		$(14,858)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	3.00%	Monthly	7.48%	USD	51	$9,889	$9,023	$866
Morgan Stanley & Co. International plc
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	3.00	Monthly	7.51	USD	54	(22)	11,242	(11,264)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	166	(83,626)	(26,444)	(57,182)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	19	(9,571)	(3,046)	(6,525)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	2	(1,007)	(317)	(690)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	3	(1,512)	(474)	(1,038)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	38	(19,143)	(5,869)	(13,274)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	19	(9,572)	(2,901)	(6,671)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	22	(6,875)	(2,758)	(4,117)

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	21.20%	USD	37	$(11,562)	$(4,185)	$(7,377)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	54	(16,874)	(6,108)	(10,766)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	73	(22,812)	(8,075)	(14,737)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	107	(33,436)	(11,835)	(21,601)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	73	(22,811)	(7,916)	(14,895)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	91	(28,436)	(9,637)	(18,799)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	78	(24,374)	(8,303)	(16,071)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	29	(9,062)	(3,083)	(5,979)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	44	(13,750)	(5,516)	(8,234)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	62	(19,374)	(7,772)	(11,602)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	44	(13,749)	(5,697)	(8,052)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	5	(1,562)	(636)	(926)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	47	(14,691)	(5,600)	(9,091)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	14	(4,376)	(1,668)	(2,708)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	32	(10,000)	(4,193)	(5,807)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	60	(18,750)	(8,049)	(10,701)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	31	(9,685)	(4,702)	(4,983)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	5	(1,562)	(796)	(766)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	52	(16,245)	(7,657)	(8,588)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	94	(29,373)	(6,008)	(23,365)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	28	(8,750)	(1,913)	(6,837)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	318	(99,428)	(12,853)	(86,575)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	350	(109,369)	(20,012)	(89,357)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	56	(17,494)	(8,208)	(9,286)

16

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	8.64%	USD	135	$(17,269)	$(2,609)	$(14,660)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	132	(41,248)	(9,140)	(32,108)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	85	(26,561)	(6,908)	(19,653)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	51	(15,936)	(6,349)	(9,587)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	84	(26,249)	(8,941)	(17,308)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	8	(2,500)	(454)	(2,046)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	8	(2,500)	(927)	(1,573)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	28	(8,749)	(3,164)	(5,585)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	27	(8,437)	(3,050)	(5,387)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	246	(76,871)	(11,886)	(64,985)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	49	(15,311)	(4,183)	(11,128)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	92	(28,749)	(12,051)	(16,698)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	14	(4,375)	(1,774)	(2,601)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	4	(1,250)	(354)	(896)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	8	(2,499)	(721)	(1,778)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	8	(2,500)	(781)	(1,719)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	16	(5,000)	(1,707)	(3,293)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	41	(12,812)	(5,513)	(7,299)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	57	(17,812)	(6,000)	(11,812)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	34	(10,622)	(5,164)	(5,458)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	28	(8,748)	(4,522)	(4,226)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	39	(12,183)	(6,388)	(5,795)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	4	(1,249)	(600)	(649)

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
JPMorgan Securties, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	21.20%	USD	51	$(15,932)	$(6,179)	$(9,753)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	18	(5,623)	(2,200)	(3,423)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	9	(2,812)	(1,135)	(1,677)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	21.20	USD	35	(10,936)	(2,438)	(8,498)

						$(1,063,697)	$(297,104)	$(766,593)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the aggregate market value of these securities amounted to $9,344,451 or 21.9% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at June 30, 2020.

(d)	IO—Interest Only.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.26% of net assets as of June 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.185%, 11/15/2033	12/04/2017	$185,000	$173,742	0.41%
BHMS Series 2018-ATLS, Class A 1.435%, 07/15/2035	07/13/2018	81,049	76,788	0.18%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.184%, 03/27/2024	03/21/2019	79,061	72,016	0.17%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.934%, 05/27/2023	06/07/2019	106,661	100,395	0.23%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.884%, 10/27/2022	10/11/2019	71,111	67,334	0.16%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	5,000	4,912	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.435%, 11/25/2025	09/28/2015	33,224	30,334	0.07%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.685%, 11/25/2025	09/28/2015	15,318	14,208	0.03%

18

AB Variable Products Series Fund

(f)	Inverse interest only security.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	Affiliated investments.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(j)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MYR—Malaysian Ringgit

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $41,209,255)	$42,683,613
Affiliated issuers (cost $537,567)	537,567
Cash collateral due from broker	790,206
Foreign currencies, at value (cost $117)	223
Receivable for investment securities sold	917,738
Interest receivable	250,952
Receivable for capital stock sold	82,462
Unrealized appreciation on forward currency exchange contracts	10,276
Market value on credit default swaps (net premiums paid $20,265)	9,889
Receivable for newly entered centrally cleared credit default swaps	168
Affiliated dividends receivable	36

Total assets	45,283,130

LIABILITIES
Due to custodian	273
Payable for investment securities purchased	1,245,299
Market value on credit default swaps (net premiums received $317,369)	1,073,586
Payable for variation margin on futures	37,363
Administrative fee payable	27,348
Unrealized depreciation on forward currency exchange contracts	27,300
Advisory fee payable	15,736
Payable for newly entered credit default swaps	11,219
Payable for variation margin on centrally cleared swaps	10,904
Directors’ fees payable	3,122
Payable for capital stock redeemed	2,787
Distribution fee payable	2,291
Transfer Agent fee payable	117
Accrued expenses and other liabilities	73,560

Total liabilities	2,530,905

NET ASSETS	$42,752,225

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,887
Additional paid-in capital	39,155,507
Distributable earnings	3,592,831

$42,752,225

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$31,530,485	2,857,847	$11.03

B	$11,221,740	1,029,270	$10.90

See notes to financial statements.

20

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$714,420
Dividends
Unaffiliated issuers	6,204

Affiliated issuers	1,313	$721,937

EXPENSES
Advisory fee (see Note B)	95,563
Distribution fee—Class B	13,944
Transfer agency—Class A	1,720
Transfer agency—Class B	613
Custody and accounting	55,572
Administrative	41,954
Audit and tax	39,355
Legal	12,049
Printing	11,489
Directors’ fees	10,582
Miscellaneous	3,276

Total expenses	286,117
Less: expenses waived and reimbursed by the Adviser (see Note B)	(172)

Net expenses		285,945

Net investment income		435,992

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions		610,063
Forward currency exchange contracts		(20,393)
Futures		598,809
Swaps		29,343
Foreign currency transactions		31,534
Net change in unrealized appreciation/depreciation of:
Investments(a)		209,463
Forward currency exchange contracts		(777)
Futures		62,853
Swaps		(802,630)
Foreign currency denominated assets and liabilities		4,425

Net gain on investment and foreign currency transactions		722,690

NET INCREASE IN NET ASSETS FROM OPERATIONS		$1,158,682

(a)	Net of increase in accrued foreign capital gains taxes of $2,230.

See notes to financial statements.

21

INTERMEDIATE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$435,992		$1,091,588
Net realized gain on investment and foreign currency transactions	1,249,356		611,219
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(526,666)		1,868,257
Contributions from Affiliates (see Note B)	–0	–	355

Net increase in net assets from operations	1,158,682		3,571,419
Distributions to Shareholders
Class A	–0	–	(961,173)
Class B	–0	–	(324,304)
CAPITAL STOCK TRANSACTIONS
Net decrease	(2,821,581)		(3,191,422)

Total decrease	(1,662,899)		(905,480)
NET ASSETS
Beginning of period	44,415,124		45,320,604

End of period	$42,752,225		$44,415,124

See notes to financial statements.

22

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

24

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grade	$–0	–	$14,271,671		$–0	–	$14,271,671
Mortgage Pass-Throughs	–0	–	7,433,662		–0	–	7,433,662
Commercial Mortgage-Backed Securities	–0	–	6,267,239		–0	–	6,267,239
Collateralized Mortgage Obligations	–0	–	4,652,578		–0	–	4,652,578
Asset-Backed Securities	–0	–	1,897,164		–0	–	1,897,164
Inflation-Linked Securities	–0	–	1,766,698		–0	–	1,766,698
Governments—Treasuries	–0	–	1,723,806		–0	–	1,723,806
Corporates—Non-Investment Grade	–0	–	823,671		–0	–	823,671
Emerging Markets—Treasuries	–0	–	730,534		–0	–	730,534
Governments—Sovereign Bonds	–0	–	720,446		–0	–	720,446
Local Governments—US Municipal Bonds	–0	–	422,468		–0	–	422,468
Emerging Markets—Corporate Bonds	–0	–	80,137		–0	–	80,137
Quasi-Sovereigns	–0	–	53,281		–0	–	53,281
Short-Term Investments:
U.S. Treasury Bills	–0	–	1,819,554		–0	–	1,819,554
Investment Companies	537,567		–0	–	–0	–	537,567
Short-Term Municipal Notes	–0	–	20,704		–0	–	20,704

Total Investments in Securities	537,567		42,683,613		–0	–	43,221,180
Other Financial Instruments (a):
Assets:
Futures	20,110		–0	–	–0	–	20,110	(b)
Forward Currency Exchange Contracts	–0	–	10,276		–0	–	10,276
Centrally Cleared Credit Default Swaps	–0	–	11,079		–0	–	11,079	(b)
Centrally Cleared Interest Rate Swaps	–0	–	55,764		–0	–	55,764	(b)
Credit Default Swaps	–0	–	9,889		–0	–	9,889
Liabilities:
Futures	(23,960)		–0	–	–0	–	(23,960	)(b)
Forward Currency Exchange Contracts	–0	–	(27,300)		–0	–	(27,300)
Centrally Cleared Credit Default Swaps	–0	–	(3,766)		–0	–	(3,766	)(b)
Centrally Cleared Interest Rate Swaps	–0	–	(70,597)		–0	–	(70,597	)(b)
Credit Default Swaps	–0	–	(1,073,586)		–0	–	(1,073,586)

Total	$533,717		$41,595,372		$–0	–	$42,129,089

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $41,954.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the

26

AB Variable Products Series Fund

Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $172.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$264	$12,021	$11,747	$538	$1

During the year ended December 31, 2019, the Adviser reimbursed the Portfolio $355 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$8,787,582	$6,006,295
U.S. government securities	8,664,463	13,007,751

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,239,994
Gross unrealized depreciation	(1,512,911)

Net unrealized appreciation	$727,083

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2020, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of

28

AB Variable Products Series Fund

such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2020, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2020, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended June 30, 2020, the Portfolio held credit default swaps for hedging and non-hedging purposes.

30

AB Variable Products Series Fund

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$20,110	*	Receivable/Payable for variation margin on futures	$23,960	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	55,050	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	55,749	*	Receivable/Payable for variation margin on centrally cleared swaps	70,607	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	10,276		Unrealized depreciation on forward currency exchange contracts	27,300

Credit contracts	Market value on credit default swaps	9,889		Market value on credit default swaps	1,073,586

Total		$151,074			$1,195,453

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$598,809	$62,853

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(20,393)	(777)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	28,746	45,847

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$597	$(848,477)

Total		$607,759	$(740,554)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2020:

Futures:
Average notional amount of buy contracts	$13,178,733
Average notional amount of sale contracts	$2,269,016
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$311,667	(a)
Average principal amount of sale contracts	$1,694,069
Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,335,527
Credit Default Swaps:
Average notional amount of buy contracts	$105,000	(b)
Average notional amount of sale contracts	$3,364,186
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$821,748	(a)
Average notional amount of sale contracts	$549,572	(a)

(a)	Positions were open for five months during the period.

(b)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

32

AB Variable Products Series Fund

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Goldman Sachs Bank USA/Goldman Sachs International	$15,138	$(15,138)		$–0	–	$–0	–	$–0	–
State Street Bank & Trust Co.	5,027	(5,027)		–0	–	–0	–	–0	–

Total	$20,165	$(20,165)		$–0	–	$–0	–	$–0	– ^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$424,417	$–0	–	$(338,000)		$–0	–	$86,417
Credit Suisse International	264,414	–0	–	–0	–	(264,414)		–0	–
Deutsche Bank AG	149,449	–0	–	–0	–	–0	–	149,449
Goldman Sachs Bank USA/Goldman Sachs International	199,981	(15,138)		–0	–	–0	–	184,843
JPMorgan Securties, LLC	24,367	–0	–	–0	–	–0	–	24,367
Morgan Stanley & Co. International plc/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	16,081	–0	–	–0	–	–0	–	16,081
State Street Bank & Trust Co.	22,177	(5,027)		–0	–	–0	–	17,150

Total	$1,100,886	$(20,165)		$(338,000)		$(264,414)		$478,307	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended June 30, 2020, the Portfolio earned drop income of $1,700 which is included in interest income in the accompanying statement of operations.

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class A
Shares sold	102,095		208,310	$1,091,269		$2,214,654
Shares issued in reinvestment of dividends and distributions	–0	–	90,336	–0	–	961,173
Shares redeemed	(297,167)		(504,296)	(3,205,466)		(5,367,537)

Net decrease	(195,072)		(205,650)	$(2,114,197)		$(2,191,710)

Class B
Shares sold	53,349		112,389	$559,901		$1,181,651
Shares issued in reinvestment of dividends and distributions	–0	–	30,769	–0	–	324,304
Shares redeemed	(121,462)		(239,084)	(1,267,285)		(2,505,667)

Net decrease	(68,113)		(95,926)	$(707,384)		$(999,712)

At June 30, 2020, certain shareholders of the Portfolio owned 80% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F: Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

34

AB Variable Products Series Fund

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk-Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. lliquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the

35

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$1,285,477		$794,650
Net long-term capital gains	–0	–	444,890

Total taxable distributions paid	$1,285,477		$1,239,540

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,411,082
Accumulated capital and other losses	(174,092	)(a)
Unrealized appreciation/(depreciation)	1,197,159	(b)

Total accumulated earnings/(deficit)	$2,434,149

(a)	As of December 31, 2019, the Portfolio had a net capital loss carryforward of $164,413. During the fiscal year, the Portfolio utilized $417,190 of capital loss carry forwards to offset current year net realized gains. As of December 31, 2019, the cumulative deferred loss on straddles was $9,679.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

36

AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio had a net long-term capital loss carryforward of $164,413, which may be carried forward for an indefinite period.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

37

INTERMEDIATE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.73	$10.21	$10.56	$10.65	$10.63	$11.37

Income From Investment Operations
Net investment income (a)	.11	(b)	.26	(b)	.23	(b)	.23	.28†	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.57	(.31)	.14	.23	(.27)
Contributions from Affiliates	–0	–	.00	(c)	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.30	.83	(.08)	.37	.51	–0	–

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.31)	(.13)	(.36)	(.35)	(.40)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.14)	(.10)	(.14)	(.34)

Total dividends and distributions	–0	–	(.31)	(.27)	(.46)	(.49)	(.74)

Net asset value, end of period	$11.03	$10.73	$10.21	$10.56	$10.65	$10.63

Total Return
Total investment return based on net asset value (d)*	2.89%	8.20%	(.72)%	3.52%	4.71	%†	.01%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,530	$32,763	$33,267	$38,172	$42,183	$47,554
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28	%^	1.26%	1.16%	1.11%	1.06%	.96%
Expenses, before waivers/reimbursements	1.28	%^	1.27%	1.16%	1.11%	1.06%	.96%
Net investment income	2.12	%(b)^	2.48	%(b)	2.20	%(b)	2.11%	2.60	%†	2.44%
Portfolio turnover rate **	41%	75%	155%	216%	156%	230%

See footnote summary on pages 39-40.

38

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.62	$10.10	$10.45	$10.54	$10.53	$11.26

Income From Investment Operations
Net investment income (a)	.10	(b)	.23	(b)	.20	(b)	.20	.25†	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	.58	(.31)	.14	.22	(.26)
Contributions from Affiliates	–0	–	.00	(c)	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.28	.81	(.11)	.34	.47	(.02)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.29)	(.10)	(.33)	(.32)	(.37)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.14)	(.10)	(.14)	(.34)

Total dividends and distributions	–0	–	(.29)	(.24)	(.43)	(.46)	(.71)

Net asset value, end of period	$10.90	$10.62	$10.10	$10.45	$10.54	$10.53

Total Return
Total investment return based on net asset value (d)*	2.73%	7.99%	(1.01)%	3.28%	4.36	%†	(.18)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,222	$11,652	$12,054	$14,786	$16,029	$17,681
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.53	%^	1.51%	1.41%	1.36%	1.32%	1.21%
Expenses, before waivers/reimbursements	1.53	%^	1.52%	1.41%	1.36%	1.32%	1.21%
Net investment income	1.87	%(b)^	2.23	%(b)	1.95	%(b)	1.87%	2.36	%†	2.19%
Portfolio turnover rate **	41%	75%	155%	216%	156%	230%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

39

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.03	.28%	.29%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2017, December 31, 2016 and December 31, 2015 by .03%, .03%, .03% and .03%, respectively.

^	Annualized.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

40

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

41

INTERMEDIATE BOND PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).1

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer.

[1]

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

42

AB Variable Products Series Fund

The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class

43

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

44

VPS-IB-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.80	$6.83	1.37%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.05	$6.87	1.37%

Class B
Actual	$1,000	$1,002.60	$8.02	1.61%
Hypothetical (5% annual return before expenses)	$1,000	$1,016.86	$8.07	1.61%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Chr Hansen Holding A/S	$1,437,229	2.9%
Gerresheimer AG	1,436,412	2.9
Partners Group Holding AG	1,419,770	2.9
London Stock Exchange Group PLC	1,365,769	2.7
Koninklijke Philips NV	1,350,778	2.7
Tecan Group AG	1,310,606	2.6
Schneider Electric SE	1,301,913	2.6
Infineon Technologies AG	1,139,624	2.3
Tencent Holdings Ltd.	1,134,178	2.3
Adyen NV	1,120,730	2.2

	$13,017,009	26.1%

SECTOR BREAKDOWN2

June 30, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$10,352,031	21.3%
Health Care	7,964,504	16.4
Industrials	6,810,861	14.0
Financials	6,487,926	13.3
Consumer Staples	5,036,026	10.4
Consumer Discretionary	3,637,110	7.5
Materials	3,185,400	6.5
Communication Services	1,904,979	3.9
Energy	997,887	2.1
Utilities	750,109	1.5
Short-Term Investments	1,490,805	3.1

Total Investments	$48,617,638	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Netherlands	$5,404,847	11.1%
Switzerland	4,644,963	9.6
Japan	4,487,721	9.2
France	4,244,002	8.7
United Kingdom	4,051,668	8.3
Germany	3,906,370	8.0
United States	3,266,190	6.7
Denmark	3,263,796	6.7
China	2,763,732	5.7
Ireland	2,581,376	5.3
Sweden	1,843,787	3.8
Finland	1,803,345	3.7
India	1,450,081	3.0
Other	3,414,955	7.1
Short-Term Investments	1,490,805	3.1

Total Investments	$48,617,638	100.0%

1	All data are as of June 30, 2020. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.8% or less in the following: Austria, Brazil, Hong Kong, Norway and Spain.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.6%

INFORMATION TECHNOLOGY–20.8%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.7%
Flex Ltd.(a)	34,620	$354,855
Halma PLC	36,830	1,049,294
Keyence Corp.	2,200	921,935

		2,326,084

IT SERVICES–4.3%
Adyen NV(a)(b)	770	1,120,730
GMO Payment Gateway, Inc.(c)	5,600	585,724
Pagseguro Digital Ltd.(a)(c)	11,603	410,050

		2,116,504

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–8.5%
ASML Holding NV	2,876	1,052,078
Infineon Technologies AG	48,635	1,139,624
NXP Semiconductors NV	8,230	938,549
STMicroelectronics NV	40,867	1,113,963

		4,244,214

SOFTWARE–3.3%
Dassault Systemes SE	6,213	1,078,533
SAP SE	4,197	586,696

		1,665,229

		10,352,031

HEALTH CARE–16.0%
BIOTECHNOLOGY–1.0%
Abcam PLC	29,381	485,292

HEALTH CARE EQUIPMENT & SUPPLIES–4.8%
Alcon, Inc.(a)	8,650	497,022
Koninklijke Philips NV	28,957	1,350,778
STERIS PLC	3,350	514,024

		2,361,824

HEALTH CARE PROVIDERS & SERVICES–1.4%
Apollo Hospitals Enterprise Ltd.	39,655	711,751

LIFE SCIENCES TOOLS & SERVICES–7.9%
Bio-Rad Laboratories, Inc.–Class A(a)	1,397	630,732
Gerresheimer AG	15,543	1,436,412
ICON PLC(a)	3,387	570,574
Tecan Group AG	3,698	1,310,606

		3,948,324

PHARMACEUTICALS–0.9%
Roche Holding AG	1,320	$457,313

		7,964,504

INDUSTRIALS–13.7%
BUILDING PRODUCTS–2.1%
Kingspan Group PLC	16,121	1,040,712

COMMERCIAL SERVICES & SUPPLIES–1.5%
TOMRA Systems ASA	20,410	753,912

ELECTRICAL EQUIPMENT–4.8%
Schneider Electric SE	11,704	1,301,913
Vestas Wind Systems A/S	10,512	1,076,458

		2,378,371

MACHINERY–3.1%
SMC Corp./Japan	2,000	1,027,842
Xylem, Inc./NY	7,738	502,660

		1,530,502

PROFESSIONAL SERVICES–2.2%
Recruit Holdings Co., Ltd.(c)	32,200	1,107,364

		6,810,861

FINANCIALS–13.0%
BANKS–4.7%
Erste Group Bank AG(a)	26,380	623,035
HDFC Bank Ltd.	52,500	738,330
Svenska Handelsbanken AB–Class A SHS(a)	101,954	968,086

		2,329,451

CAPITAL MARKETS – 5.6%
London Stock Exchange Group PLC	13,133	1,365,769
Partners Group Holding AG	1,559	1,419,770

		2,785,539

INSURANCE–2.7%
AIA Group Ltd.	91,600	857,156
Prudential PLC	34,230	515,780

		1,372,936

		6,487,926

CONSUMER STAPLES–10.1%
FOOD PRODUCTS–5.4%
Danone SA	10,799	749,593
Kerry Group PLC–Class A	7,809	970,090
Nestle SA	8,661	960,250

		2,679,933

HOUSEHOLD PRODUCTS–3.4%
Essity AB–Class B	27,010	875,702
Unicharm Corp.(c)	20,600	844,857

		1,720,559

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

PERSONAL PRODUCTS–1.3%
Unilever PLC	11,782	$635,534

		5,036,026

CONSUMER DISCRETIONARY–7.3%
AUTO COMPONENTS–1.3%
Aptiv PLC	8,268	644,243

INTERNET & DIRECT MARKETING RETAIL–1.9%
Alibaba Group Holding Ltd.(a)	34,304	925,652

TEXTILES, APPAREL & LUXURY GOODS–4.1%
NIKE, Inc.–Class B	6,320	619,676
Puma SE	9,591	743,637
Shenzhou International Group Holdings Ltd.	57,900	703,902

		2,067,215

		3,637,110

MATERIALS–6.4%
CHEMICALS–4.8%
Chr Hansen Holding A/S	13,934	1,437,229
Koninklijke DSM NV	6,791	942,712

		2,379,941

CONTAINERS & PACKAGING–1.6%
Huhtamaki Oyj	20,360	805,459

		3,185,400

COMMUNICATION SERVICES–3.8%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.5%
Cellnex Telecom SA(b)	12,620	770,801

INTERACTIVE MEDIA & SERVICES–2.3%
Tencent Holdings Ltd.	17,700	1,134,178

		1,904,979

ENERGY–2.0%
OIL, GAS & CONSUMABLE FUELS–2.0%
Neste Oyj	25,407	$997,887

UTILITIES–1.5%
ELECTRIC UTILITIES–1.5%
Orsted A/S(b)	6,500	750,109

Total Common Stocks (cost $34,754,095)		47,126,833

SHORT-TERM INVESTMENTS–3.0%
INVESTMENT COMPANIES–3.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(d)(e)(f) (cost $1,490,805)	1,490,805	1,490,805

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–97.6% (cost $36,244,900)		48,617,638

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.8%
INVESTMENT COMPANIES–0.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(d)(e)(f) (cost $392,210)	392,210	392,210

TOTAL INVESTMENTS–98.4% (cost $36,637,110)		49,009,848
Other assets less liabilities–1.6%		798,717

NET ASSETS–100.0%		$49,808,565

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	65	RUB	4,740	07/14/2020	$1,688
Barclays Bank PLC	USD	70	KRW	86,079	08/13/2020	1,565
Barclays Bank PLC	EUR	539	USD	607	08/14/2020	1,000
Barclays Bank PLC	EUR	6,224	USD	6,779	08/14/2020	(219,986)
Barclays Bank PLC	USD	1,151	AUD	1,768	08/14/2020	69,066
Barclays Bank PLC	USD	268	CNY	1,907	08/14/2020	771
BNP Paribas SA	USD	118	INR	8,950	07/23/2020	408

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	KRW	113,916	USD	94	08/13/2020	$(1,043)
BNP Paribas SA	USD	1,548	CNY	11,020	08/14/2020	7,190
BNP Paribas SA	USD	80	TWD	2,372	08/20/2020	1,264
Citibank, NA	USD	1,649	KRW	2,012,903	08/13/2020	29,213
Citibank, NA	USD	658	EUR	579	08/14/2020	(6,765)
Deutsche Bank AG	USD	1,701	JPY	182,132	08/14/2020	(12,903)
Goldman Sachs Bank USA	INR	8,085	USD	103	07/23/2020	(3,594)
Goldman Sachs Bank USA	CNY	786	USD	111	08/14/2020	(188)
JPMorgan Chase Bank, NA	USD	191	INR	14,762	07/23/2020	3,644
JPMorgan Chase Bank, NA	USD	2,402	CAD	3,360	08/14/2020	73,045
Morgan Stanley & Co., Inc.	USD	350	RUB	26,132	07/14/2020	16,692
Morgan Stanley & Co., Inc.	INR	62,738	USD	798	07/23/2020	(30,750)
Morgan Stanley & Co., Inc.	USD	1,581	TWD	46,639	08/20/2020	16,585
Natwest Markets PLC	SEK	8,739	USD	894	08/14/2020	(44,377)
Natwest Markets PLC	USD	349	CNY	2,491	08/14/2020	3,145
Standard Chartered Bank	INR	23,079	USD	301	07/23/2020	(4,014)
Standard Chartered Bank	USD	579	INR	44,430	07/23/2020	7,736
Standard Chartered Bank	USD	563	CNY	4,002	08/14/2020	2,387
State Street Bank & Trust Co.	AUD	128	USD	88	08/14/2020	(474)
State Street Bank & Trust Co.	CAD	498	USD	361	08/14/2020	(5,749)
State Street Bank & Trust Co.	CHF	1,330	USD	1,387	08/14/2020	(18,591)
State Street Bank & Trust Co.	CNY	1,468	USD	206	08/14/2020	(1,621)
State Street Bank & Trust Co.	EUR	367	USD	417	08/14/2020	3,885
State Street Bank & Trust Co.	EUR	4,020	USD	4,400	08/14/2020	(120,628)
State Street Bank & Trust Co.	GBP	363	USD	454	08/14/2020	3,602
State Street Bank & Trust Co.	GBP	305	USD	375	08/14/2020	(2,848)
State Street Bank & Trust Co.	HKD	3,749	USD	483	08/14/2020	(354)
State Street Bank & Trust Co.	JPY	147,007	USD	1,371	08/14/2020	8,890
State Street Bank & Trust Co.	JPY	27,577	USD	253	08/14/2020	(2,611)
State Street Bank & Trust Co.	NOK	1,824	USD	190	08/14/2020	601
State Street Bank & Trust Co.	NOK	5,251	USD	508	08/14/2020	(37,200)
State Street Bank & Trust Co.	SEK	686	USD	70	08/14/2020	(4,046)
State Street Bank & Trust Co.	USD	782	AUD	1,219	08/14/2020	59,772
State Street Bank & Trust Co.	USD	107	AUD	153	08/14/2020	(1,437)
State Street Bank & Trust Co.	USD	823	CAD	1,152	08/14/2020	25,356
State Street Bank & Trust Co.	USD	115	CAD	156	08/14/2020	(5)
State Street Bank & Trust Co.	USD	82	CHF	80	08/14/2020	2,092
State Street Bank & Trust Co.	USD	576	CNY	4,090	08/14/2020	1,422
State Street Bank & Trust Co.	USD	128	CNY	905	08/14/2020	(90)
State Street Bank & Trust Co.	USD	1,062	EUR	964	08/14/2020	22,049
State Street Bank & Trust Co.	USD	656	EUR	579	08/14/2020	(5,217)
State Street Bank & Trust Co.	USD	529	GBP	429	08/14/2020	2,800
State Street Bank & Trust Co.	USD	298	GBP	239	08/14/2020	(1,538)
State Street Bank & Trust Co.	USD	483	HKD	3,749	08/14/2020	452
State Street Bank & Trust Co.	USD	336	JPY	36,426	08/14/2020	1,518
State Street Bank & Trust Co.	USD	2,692	JPY	288,441	08/14/2020	(18,884)
State Street Bank & Trust Co.	USD	220	MXN	5,349	08/14/2020	11,772
State Street Bank & Trust Co.	USD	223	NOK	2,186	08/14/2020	4,492
State Street Bank & Trust Co.	USD	67	SEK	640	08/14/2020	2,192

6

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	65	SEK	598	08/14/2020	$(379)
State Street Bank & Trust Co.	USD	435	ZAR	8,042	08/14/2020	26,781

						$(132,217)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the aggregate market value of these securities amounted to $2,641,640 or 5.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

See notes to financial statements.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $34,754,095)	$47,126,833	(a)
Affiliated issuers (cost $1,883,015—including investment of cash collateral for securities loaned of $392,210)	1,883,015
Foreign currencies, at value (cost $87,194)	87,046
Receivable for investment securities sold	1,279,851
Unrealized appreciation on forward currency exchange contracts	413,075
Unaffiliated dividends receivable	121,435
Receivable for capital stock sold	2,189
Affiliated dividends receivable	275

Total assets	50,913,719

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	545,292
Payable for collateral received on securities loaned	392,210
Payable for capital stock redeemed	51,051
Advisory fee payable	28,366
Administrative fee payable	24,311
Distribution fee payable	5,578
Directors’ fees payable	3,079
Transfer Agent fee payable	118
Accrued expenses	55,149

Total liabilities	1,105,154

NET ASSETS	$49,808,565

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,131
Additional paid-in capital	32,400,333
Distributable earnings	17,406,101

	$49,808,565

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$22,741,926	964,467	$23.58

B	$27,066,639	1,166,218	$23.21

(a)	Includes securities on loan with a value of $1,249,434 (see Note E).

See notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $36,342)	$316,118
Affiliated issuers	8,557
Securities lending income	3,158

327,833

EXPENSES
Advisory fee (see Note B)	180,991
Distribution fee—Class B	33,186
Transfer agency—Class A	903
Transfer agency—Class B	1,104
Custody and accounting	47,190
Administrative	40,767
Audit and tax	28,030
Printing	15,084
Legal	12,213
Directors’ fees	10,593
Miscellaneous	5,666

Total expenses	375,727
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(13,200)

Net expenses	362,527

Net investment loss	(34,694)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	569,080
Forward currency exchange contracts	(204,641)
Foreign currency transactions	(105,419)
Net change in unrealized appreciation/depreciation of:
Investments	(71,909)
Forward currency exchange contracts	(209,542)
Foreign currency denominated assets and liabilities	(1,108)

Net loss on investment and foreign currency transactions	(23,539)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(58,233)

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(34,694)		$134,740
Net realized gain on investment and foreign currency transactions	259,020		4,692,498
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(282,559)		7,740,937

Net increase (decrease) in net assets from operations	(58,233)		12,568,175
Distributions to Shareholders
Class A	–0	–	(688,238)
Class B	–0	–	(794,928)
CAPITAL STOCK TRANSACTIONS
Net decrease	(4,012,069)		(6,897,421)

Total increase (decrease)	(4,070,302)		4,187,588
NET ASSETS
Beginning of period	53,878,867		49,691,279

End of period	$49,808,565		$53,878,867

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$2,824,184		$7,527,847		$–0	–	$10,352,031
Health Care	3,551,400		4,413,104		–0	–	7,964,504
Industrials	502,660		6,308,201		–0	–	6,810,861
Financials	–0	–	6,487,926		–0	–	6,487,926
Consumer Staples	–0	–	5,036,026		–0	–	5,036,026
Consumer Discretionary	1,263,919		2,373,191		–0	–	3,637,110
Materials	–0	–	3,185,400		–0	–	3,185,400
Communication Services	–0	–	1,904,979		–0	–	1,904,979
Energy	–0	–	997,887		–0	–	997,887
Utilities	750,109		–0	–	–0	–	750,109
Short-Term Investments	1,490,805		–0	–	–0	–	1,490,805
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	392,210		–0	–	–0	–	392,210

Total Investments in Securities	10,775,287		38,234,561	(a)	–0	–	49,009,848

12

AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$413,075	$–0	–	$413,075
Liabilities:
Forward Currency Exchange Contracts	–0	–	(545,292)	–0	–	(545,292)

Total	$10,775,287		$38,102,344	$–0	–	$48,877,631

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to 0.05% on an annual basis of the average net assets for Class A and Class B. For the six months ended June 30, 2020, such reimbursements/waivers amounted to $12,066. This fee waiver and/or expense reimbursement agreement extends through May 1, 2021 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $40,767.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $997.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,750	$7,694	$7,953	$1,491	$8
Government Money Market Portfolio*	1,787	11,426	12,821	392	1

Total				$1,883	$9

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to

14

AB Variable Products Series Fund

ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$7,242,866		$12,545,219
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$13,619,003
Gross unrealized depreciation	(1,378,482)

Net unrealized appreciation	$12,240,521

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2020, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$413,075	Unrealized depreciation on forward currency exchange contracts	$545,292

Total		$413,075		$545,292

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(204,641)	$(209,542)

Total		$(204,641)	$(209,542)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$24,245,376
Average principal amount of sale contracts	$21,228,991

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

16

AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$74,090	$(74,090)	$–0	–	$–0	–	$–0	–
BNP Paribas SA	8,862	(1,043)	–0	–	–0	–	7,819
Citibank, NA	29,213	(6,765)	–0	–	–0	–	22,448
JPMorgan Chase Bank, NA	76,689	–0	–	–0	–	–0	–	76,689
Morgan Stanley & Co., Inc.	33,277	(30,750)	–0	–	–0	–	2,527
Natwest Markets PLC	3,145	(3,145)	–0	–	–0	–	–0	–
Standard Chartered Bank	10,123	(4,014)	–0	–	–0	–	6,109
State Street Bank & Trust Co.	177,676	(177,676)	–0	–	–0	–	–0	–

Total	$413,075	$(297,483)	$–0	–	$–0	–	$115,592	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$219,986	$(74,090)	$–0	–	$–0	–	$145,896
BNP Paribas SA	1,043	(1,043)	–0	–	–0	–	–0	–
Citibank, NA	6,765	(6,765)	–0	–	–0	–	–0	–
Deutsche Bank AG	12,903	–0	–	–0	–	–0	–	12,903
Goldman Sachs Bank USA	3,782	–0	–	–0	–	–0	–	3,782
Morgan Stanley & Co., Inc.	30,750	(30,750)	–0	–	–0	–	–0	–
Natwest Markets PLC	44,377	(3,145)	–0	–	–0	–	41,232
Standard Chartered Bank	4,014	(4,014)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	221,672	(177,676)	–0	–	–0	–	43,996

Total	$545,292	$(297,483)	$–0	–	$–0	–	$247,809	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$1,249,434	$392,210	$915,618	$3,158	$963	$137

*	As of June 30, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class A
Shares sold	11,111		25,049	$234,369		$530,484
Shares issued in reinvestment of dividends	–0	–	32,449	–0	–	688,237
Shares redeemed	(73,697)		(163,992)	(1,613,045)		(3,492,546)

Net decrease	(62,586)		(106,494)	$(1,378,676)		$(2,273,825)

Class B
Shares sold	50,570		52,238	$1,000,424		$1,106,667
Shares issued in reinvestment of dividends	–0	–	37,998	–0	–	794,929
Shares redeemed	(169,885)		(310,416)	(3,633,817)		(6,525,192)

Net decrease	(119,315)		(220,180)	$(2,633,393)		$(4,623,596)

At June 30, 2020, certain shareholders of the Portfolio owned 80% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

18

AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$211,048	$318,598
Net long-term capital gains	1,272,118	–0	–

Total taxable distributions paid	$1,483,166	$318,598

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,009,224
Undistributed capital gains	4,091,291
Unrealized appreciation/(depreciation)	12,363,819	(a)

Total accumulated earnings/(deficit)	$17,464,334

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

20

INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$23.49	$18.99	$23.15	$17.34	$18.62	$19.04

Income From Investment Operations
Net investment income (a)	(.00	)(b)(c)	.08	(b)	.15	(b)	.06	(b)	.11	(b)†	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	(d)	5.08	(4.16)	6.00	(1.39)	(.50)

Net increase (decrease) in net asset value from operations	.09	5.16	(4.01)	6.06	(1.28)	(.35)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.13)	(.15)	(.25)	–0	–	(.07)
Distributions from net realized gain on investment transactions	–0	–	(.53)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.66)	(.15)	(.25)	–0	–	(.07)

Net asset value, end of period	$23.58	$23.49	$18.99	$23.15	$17.34	$18.62

Total Return
Total investment return based on net asset value (e)*	.38%	27.53%	(17.41)%	35.02%	(6.87	)%†	(1.87)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,742	$24,123	$21,522	$30,318	$26,045	$33,090
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.37	%^	1.36%	1.27%	1.24%	1.27%	1.11%
Expenses, before waivers/reimbursements	1.42	%^	1.41%	1.29%	1.24%	1.27%	1.11%
Net investment income	(.00	)%(b)(f)^	.40	%(b)	.69	%(b)	.30	%(b)	.60	%(b)†	.78%
Portfolio turnover rate	15%	49%	33%	52%	52%	17%

See footnote summary on page 23.

21

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$23.15	$18.71	$22.80	$17.09	$18.39	$18.81

Income From Investment Operations
Net investment income (loss) (a)	(.03	)(b)	.03	(b)	.09	(b)	.01	(b)	.07	(b)†	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	(d)	5.00	(4.09)	5.90	(1.37)	(.51)

Net increase (decrease) in net asset value from operations	.06	5.03	(4.00)	5.91	(1.30)	(.41)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.06)	(.09)	(.20)	–0	–	(.01)
Distributions from net realized gain on investment transactions	–0	–	(.53)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.59)	(.09)	(.20)	–0	–	(.01)

Net asset value, end of period	$23.21	$23.15	$18.71	$22.80	$17.09	$18.39

Total Return
Total investment return based on net asset value (e)*	.26%	27.23%	(17.60)%	34.63%	(7.07	)%†	(2.17)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,067	$29,756	$28,169	$41,007	$32,843	$40,566
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61	%^	1.61%	1.52%	1.49%	1.52%	1.36%
Expenses, before waivers/reimbursements	1.67	%^	1.66%	1.54%	1.49%	1.52%	1.36%
Net investment income (loss)	(.26	)%(b)^	.15	%(b)	.43	%(b)	.04	%(b)	.37	%(b)†	.52%
Portfolio turnover rate	15%	49%	33%	52%	52%	17%

See footnote summary on page 23.

22

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Amount is less than .005%.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.04	.22%	.23%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by .01% and .09%, respectively.

^	Annualized.

See notes to financial statements.

23

INTERNATIONAL GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

24

INTERNATIONAL GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Growth Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

25

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

26

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

27

VPS-IG-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$816.30	$4.11	0.91%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.34	$4.57	0.91%

Class B
Actual	$1,000	$816.00	$5.24	1.16%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.10	$5.82	1.16%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$11,349,687	3.8%
Samsung Electronics Co., Ltd.	7,112,038	2.4
EDP—Energias de Portugal SA	6,642,992	2.2
GlaxoSmithKline PLC	6,380,273	2.1
Nintendo Co., Ltd.	6,303,667	2.1
Koninklijke Ahold Delhaize NV	5,981,720	2.0
Enel SpA	5,918,128	2.0
Peugeot SA	5,860,110	2.0
Royal Dutch Shell PLC—Class A	5,828,963	1.9
GVC Holdings PLC	5,530,523	1.8

	$66,908,101	22.3%

SECTOR BREAKDOWN2

June 30, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$42,082,487	14.2%
Industrials	41,609,286	14.0
Consumer Staples	38,941,066	13.1
Financials	37,670,816	12.7
Consumer Discretionary	31,487,998	10.6
Health Care	25,478,442	8.6
Materials	24,407,844	8.2
Energy	15,578,296	5.3
Communication Services	14,959,672	5.0
Utilities	12,561,120	4.2
Real Estate	8,856,531	3.0
Short-Term Investments	3,103,190	1.1

Total Investments	$296,736,748	100.0%

1	Long-term investments.

2	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$54,645,634	18.4%
United Kingdom	50,274,137	16.9
France	28,798,537	9.7
Switzerland	18,512,260	6.2
Australia	17,104,314	5.8
Germany	16,370,124	5.5
South Korea	12,032,820	4.1
Taiwan	10,107,103	3.4
Italy	9,370,193	3.2
Denmark	8,946,647	3.0
Canada	8,914,492	3.0
Netherlands	8,903,425	3.0
Ireland	8,439,568	2.8
Other	41,214,304	13.9
Short-Term Investments	3,103,190	1.1

Total Investments	$296,736,748	100.0%

1	All data are as of June 30, 2020. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.2% or less in the following: Austria, Belgium, China, Hong Kong, Israel, Norway, Portugal, Spain and Sweden..

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.9%

INFORMATION TECHNOLOGY–14.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Zhen Ding Technology Holding Ltd.	519,000	$2,277,622

IT SERVICES–1.6%
Atos SE(a)	56,540	4,847,348

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.5%
NXP Semiconductors NV	25,620	2,921,705
Realtek Semiconductor Corp.	348,000	3,546,997
SCREEN Holdings Co., Ltd.	80,600	3,786,681
SK Hynix, Inc.	68,920	4,920,782
Taiwan Semiconductor Manufacturing Co., Ltd.	401,000	4,282,484

		19,458,649

SOFTWARE–2.8%
Avast PLC(b)	749,030	4,895,557
Open Text Corp.	82,216	3,491,273

		8,386,830

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.4%
Samsung Electronics Co., Ltd.	160,660	7,112,038

		42,082,487

INDUSTRIALS–13.9%
AEROSPACE & DEFENSE–3.5%
Airbus SE(a)(c)	59,250	4,245,487
MTU Aero Engines AG(a)	15,860	2,761,234
Saab AB–Class B(a)(c)	137,520	3,456,471

		10,463,192

AIR FREIGHT & LOGISTICS–1.2%
SG Holdings Co., Ltd.	108,800	3,550,538

AIRLINES–0.9%
Wizz Air Holdings PLC(a)(b)	64,690	2,672,800

ELECTRICAL EQUIPMENT–1.5%
Fuji Electric Co., Ltd.	167,800	4,618,517

MACHINERY–2.4%
Alstom SA	88,780	4,137,226
Weichai Power Co., Ltd.–Class H	1,529,000	2,880,833

		7,018,059

PROFESSIONAL SERVICES–1.0%
UT Group Co., Ltd.(a)(c)	129,200	2,973,059

Company	Shares	U.S. $ Value

TRADING COMPANIES & DISTRIBUTORS–3.4%
AerCap Holdings NV(a)	174,971	$5,389,107
Ashtead Group PLC	145,970	4,924,014

		10,313,121

		41,609,286

CONSUMER STAPLES–13.0%
BEVERAGES–2.5%
Coca-Cola Bottlers Japan Holdings, Inc.(c)	115,200	2,089,325
Coca-Cola European Partners PLC	141,340	5,336,999

		7,426,324

FOOD & STAPLES RETAILING–3.5%
Koninklijke Ahold Delhaize NV	219,480	5,981,720
Tesco PLC(c)	1,574,420	4,428,313

		10,410,033

FOOD PRODUCTS–5.2%
Morinaga & Co., Ltd./Japan	54,400	2,112,517
Nichirei Corp.	120,300	3,505,505
Salmar ASA(a)	101,950	4,883,958
WH Group Ltd.(b)	5,955,000	5,146,274

		15,648,254

TOBACCO–1.8%
British American Tobacco PLC	142,270	5,456,455

		38,941,066

FINANCIALS–12.6%
BANKS–6.7%
Bank Hapoalim BM	446,810	2,671,099
Bank Leumi Le-Israel BM	494,270	2,485,147
Bank of Ireland Group PLC(a)	1,480,433	3,050,461
Erste Group Bank AG(a)	170,860	4,035,323
KBC Group NV	76,670	4,404,783
Mediobanca Banca di Credito Finanziario SpA	478,040	3,452,065

		20,098,878

CAPITAL MARKETS–1.5%
Credit Suisse Group AG	431,507	4,489,773

CONSUMER FINANCE–0.0%
Isracard Ltd.	1	2

DIVERSIFIED FINANCIAL SERVICES–0.9%
ORIX Corp.	214,200	2,659,775

INSURANCE–3.5%
Allianz SE	26,750	5,466,155
Suncorp Group Ltd.(c)	771,290	4,956,233

		10,422,388

		37,670,816

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–10.5%
AUTO COMPONENTS–2.9%
Faurecia SE(a)	133,650	$5,250,919
NGK Spark Plug Co., Ltd.	229,500	3,298,578

		8,549,497

AUTOMOBILES–3.1%
Peugeot SA(a)(c)	357,343	5,860,110
Subaru Corp.	163,900	3,432,012

		9,292,122

HOTELS, RESTAURANTS & LEISURE–1.8%
GVC Holdings PLC	603,380	5,530,523

MULTILINE RETAIL–1.4%
Next PLC	68,540	4,149,753

TEXTILES, APPAREL & LUXURY GOODS–1.3%
Pandora A/S	72,620	3,966,103

		31,487,998

HEALTH CARE–8.5%
HEALTH CARE EQUIPMENT & SUPPLIES–0.9%
ConvaTec Group PLC(b)	1,146,099	2,767,938

PHARMACEUTICALS–7.6%
GlaxoSmithKline PLC	315,860	6,380,273
Novo Nordisk A/S–Class B	76,450	4,980,544
Roche Holding AG	32,760	11,349,687

		22,710,504

		25,478,442

MATERIALS–8.1%
CHEMICALS–3.8%
Air Water, Inc.	197,600	2,791,878
Evonik Industries AG	153,470	3,908,881
Tosoh Corp.	346,400	4,758,462

		11,459,221

METALS & MINING–4.3%
Agnico Eagle Mines Ltd.	51,720	3,311,741
BlueScope Steel Ltd.	529,308	4,360,357
First Quantum Minerals Ltd.	264,930	2,111,478
Northern Star Resources Ltd.(c)	335,600	3,165,047

		12,948,623

		24,407,844

ENERGY–5.1%
OIL, GAS & CONSUMABLE FUELS–5.1%
ENEOS Holdings, Inc.	1,281,100	4,566,562
Repsol SA	494,211	4,366,834
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A(c)	356,090	5,828,963
Company	Shares	U.S. $ Value

Royal Dutch Shell PLC–Class A	35,934	$575,349

		15,337,708

COMMUNICATION SERVICES–5.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.9%
Nippon Telegraph & Telephone Corp.	180,200	4,198,558
Orange SA	372,760	4,457,447

		8,656,005

ENTERTAINMENT–2.1%
Nintendo Co., Ltd.	14,100	6,303,667

		14,959,672

UTILITIES–4.2%
ELECTRIC UTILITIES–4.2%
EDP–Energias de Portugal SA	1,391,710	6,642,992
Enel SpA	684,300	5,918,128

		12,561,120

REAL ESTATE–3.0%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.6%
Vicinity Centres	4,612,046	4,622,677

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.4%
Aroundtown SA(a)	738,660	4,233,854

		8,856,531

Total Common Stocks (cost $305,253,269)		293,392,970

RIGHTS–0.1%
ENERGY–0.1%
OIL, GAS & CONSUMABLE FUELS–0.1%
Repsol SA, expiring 07/06/2020(a)(c) (cost $275,114)	494,211	240,588

SHORT-TERM INVESTMENTS–1.0%
INVESTMENT COMPANIES–1.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(d)(e)(f) (cost $3,103,190)	3,103,190	3,103,190

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.0% (cost $308,631,573)		296,736,748

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.4%
INVESTMENT COMPANIES–1.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(d)(e)(f) (cost $4,229,821)	4,229,821	$4,229,821

TOTAL INVESTMENTS–100.4% (cost $312,861,394)		300,966,569
Other assets less liabilities–(0.4)%		(1,287,615)

NET ASSETS–100.0%		$299,678,954

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CHF	785	USD	828	07/17/2020	$(766)
Bank of America, NA	NOK	15,489	USD	1,469	07/17/2020	(140,045)
Bank of America, NA	USD	748	ILS	2,655	07/17/2020	18,824
Bank of America, NA	USD	1,926	JPY	211,219	07/17/2020	30,608
Bank of America, NA	USD	4,392	JPY	470,460	07/17/2020	(33,843)
Bank of America, NA	USD	4,388	SEK	43,923	07/17/2020	326,850
Bank of America, NA	USD	607	AUD	866	10/16/2020	(8,474)
Barclays Bank PLC	AUD	1,942	USD	1,245	07/17/2020	(95,739)
Barclays Bank PLC	CAD	1,235	USD	858	07/17/2020	(51,266)
Barclays Bank PLC	GBP	886	USD	1,109	07/17/2020	10,714
Barclays Bank PLC	GBP	1,987	USD	2,431	07/17/2020	(31,089)
Barclays Bank PLC	JPY	437,241	USD	4,079	07/17/2020	29,223
Barclays Bank PLC	NOK	7,252	USD	705	07/17/2020	(48,845)
Barclays Bank PLC	USD	1,790	AUD	2,863	07/17/2020	185,538
Barclays Bank PLC	USD	1,138	CHF	1,109	07/17/2020	33,396
Barclays Bank PLC	USD	3,137	CHF	2,895	07/17/2020	(80,040)
Barclays Bank PLC	USD	2,828	EUR	2,587	07/17/2020	80,081
Barclays Bank PLC	USD	5,546	GBP	4,486	07/17/2020	13,033
Barclays Bank PLC	USD	1,731	GBP	1,367	07/17/2020	(37,124)
Barclays Bank PLC	USD	5,129	JPY	560,396	07/17/2020	62,082
Barclays Bank PLC	USD	2,681	JPY	287,200	07/17/2020	(20,367)
Barclays Bank PLC	USD	1,893	KRW	2,289,686	08/13/2020	16,050
Barclays Bank PLC	USD	854	KRW	1,023,086	08/13/2020	(1,448)
Barclays Bank PLC	TWD	37,648	USD	1,280	08/20/2020	(9,336)
Barclays Bank PLC	USD	431	TWD	12,871	08/20/2020	10,055
Barclays Bank PLC	USD	1,168	JPY	125,245	10/16/2020	(6,552)
BNP Paribas SA	AUD	1,117	USD	703	07/17/2020	(67,725)

6

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	KRW	1,045,663	USD	858	08/13/2020	$(13,680)
Citibank, NA	EUR	2,717	USD	3,104	07/17/2020	50,491
Citibank, NA	EUR	7,284	USD	7,993	07/17/2020	(192,257)
Citibank, NA	USD	1,069	AUD	1,819	07/17/2020	186,384
Citibank, NA	USD	1,417	CAD	1,904	07/17/2020	(14,420)
Citibank, NA	USD	9,439	EUR	8,662	07/17/2020	295,412
Citibank, NA	USD	1,142	EUR	1,006	07/17/2020	(11,723)
Citibank, NA	KRW	14,158,311	USD	11,575	08/13/2020	(230,165)
Citibank, NA	USD	691	AUD	987	10/16/2020	(9,619)
Citibank, NA	USD	1,884	EUR	1,669	10/16/2020	(4,443)
Citibank, NA	USD	944	JPY	101,106	10/16/2020	(5,696)
Credit Suisse International	AUD	1,389	USD	953	07/17/2020	(5,937)
Credit Suisse International	EUR	1,522	USD	1,676	07/17/2020	(34,481)
Credit Suisse International	NOK	11,214	USD	1,058	07/17/2020	(107,060)
Credit Suisse International	USD	2,567	AUD	4,400	07/17/2020	470,047
Credit Suisse International	USD	6,575	EUR	6,013	07/17/2020	182,305
Credit Suisse International	USD	2,139	NOK	21,178	07/17/2020	61,483
Deutsche Bank AG	ILS	3,292	USD	926	07/17/2020	(25,114)
Deutsche Bank AG	USD	1,361	JPY	150,507	07/17/2020	33,151
Goldman Sachs Bank USA	CAD	750	USD	531	07/17/2020	(21,305)
Goldman Sachs Bank USA	CHF	919	USD	947	07/17/2020	(23,677)
Goldman Sachs Bank USA	EUR	1,940	USD	2,108	07/17/2020	(72,756)
Goldman Sachs Bank USA	GBP	1,358	USD	1,693	07/17/2020	10,072
Goldman Sachs Bank USA	HKD	16,225	USD	2,091	07/17/2020	(1,995)
Goldman Sachs Bank USA	JPY	176,240	USD	1,651	07/17/2020	18,695
Goldman Sachs Bank USA	USD	749	AUD	1,162	07/17/2020	53,057
Goldman Sachs Bank USA	USD	900	CHF	873	07/17/2020	21,927
Goldman Sachs Bank USA	USD	1,392	EUR	1,282	07/17/2020	49,189
Goldman Sachs Bank USA	USD	1,310	GBP	1,067	07/17/2020	12,574
Goldman Sachs Bank USA	USD	3,802	JPY	413,517	07/17/2020	27,965
Goldman Sachs Bank USA	USD	7,252	JPY	772,964	07/17/2020	(91,744)
JPMorgan Chase Bank, NA	CAD	7,041	USD	5,018	07/17/2020	(168,294)
JPMorgan Chase Bank, NA	EUR	1,124	USD	1,290	07/17/2020	26,548
JPMorgan Chase Bank, NA	EUR	1,533	USD	1,656	07/17/2020	(66,868)
JPMorgan Chase Bank, NA	USD	1,667	CHF	1,616	07/17/2020	39,759
JPMorgan Chase Bank, NA	USD	1,902	JPY	203,208	07/17/2020	(19,191)
JPMorgan Chase Bank, NA	USD	670	NZD	1,124	07/17/2020	55,623
JPMorgan Chase Bank, NA	USD	3,241	SGD	4,610	07/17/2020	67,325
JPMorgan Chase Bank, NA	TWD	23,667	USD	796	08/20/2020	(14,893)
JPMorgan Chase Bank, NA	GBP	704	USD	871	10/16/2020	(2,360)
JPMorgan Chase Bank, NA	USD	951	EUR	846	10/16/2020	1,588
Morgan Stanley & Co., Inc.	AUD	2,484	USD	1,607	07/17/2020	(107,293)
Morgan Stanley & Co., Inc.	CAD	2,104	USD	1,497	07/17/2020	(53,053)
Morgan Stanley & Co., Inc.	CHF	709	USD	750	07/17/2020	1,421
Morgan Stanley & Co., Inc.	EUR	5,592	USD	6,082	07/17/2020	(202,201)
Morgan Stanley & Co., Inc.	GBP	1,490	USD	1,854	07/17/2020	7,205
Morgan Stanley & Co., Inc.	GBP	2,225	USD	2,719	07/17/2020	(38,338)
Morgan Stanley & Co., Inc.	JPY	1,026,930	USD	9,543	07/17/2020	30,324
Morgan Stanley & Co., Inc.	USD	1,081	AUD	1,680	07/17/2020	78,130
Morgan Stanley & Co., Inc.	USD	7,819	CHF	7,562	07/17/2020	165,753
Morgan Stanley & Co., Inc.	USD	1,864	EUR	1,720	07/17/2020	69,166

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	2,714	JPY	290,636	07/17/2020	$(22,268)
Morgan Stanley & Co., Inc.	TWD	268,063	USD	9,088	08/20/2020	(95,325)
Morgan Stanley & Co., Inc.	USD	564	TWD	16,726	08/20/2020	8,817
Morgan Stanley & Co., Inc.	EUR	1,515	USD	1,718	10/16/2020	11,982
Morgan Stanley & Co., Inc.	GBP	1,045	USD	1,328	10/16/2020	32,772
Morgan Stanley & Co., Inc.	USD	2,755	EUR	2,420	10/16/2020	(29,204)
Natwest Markets PLC	AUD	2,081	USD	1,449	07/17/2020	12,630
Natwest Markets PLC	AUD	856	USD	519	07/17/2020	(71,420)
Natwest Markets PLC	EUR	1,427	USD	1,574	07/17/2020	(29,607)
Natwest Markets PLC	GBP	865	USD	1,074	07/17/2020	2,286
Natwest Markets PLC	GBP	1,035	USD	1,263	07/17/2020	(19,971)
Natwest Markets PLC	ILS	12,361	USD	3,444	07/17/2020	(126,057)
Natwest Markets PLC	JPY	94,661	USD	886	07/17/2020	8,781
Natwest Markets PLC	USD	864	AUD	1,339	07/17/2020	60,166
Natwest Markets PLC	USD	1,496	EUR	1,361	07/17/2020	33,051
Natwest Markets PLC	EUR	894	USD	1,005	10/16/2020	(1,554)
Natwest Markets PLC	NOK	14,373	USD	1,552	10/16/2020	58,264
Natwest Markets PLC	USD	1,902	JPY	203,695	10/16/2020	(12,523)
Natwest Markets PLC	USD	987	SEK	9,028	10/16/2020	(16,485)
Standard Chartered Bank	TWD	13,171	USD	447	08/20/2020	(4,547)
Standard Chartered Bank	USD	703	TWD	20,668	08/20/2020	4,870
State Street Bank & Trust Co.	AUD	65	USD	45	07/17/2020	262
State Street Bank & Trust Co.	AUD	461	USD	296	07/17/2020	(21,752)
State Street Bank & Trust Co.	CHF	1,044	USD	1,082	07/17/2020	(20,049)
State Street Bank & Trust Co.	CNY	10,620	USD	1,500	07/17/2020	(1,372)
State Street Bank & Trust Co.	EUR	861	USD	980	07/17/2020	12,138
State Street Bank & Trust Co.	EUR	2,624	USD	2,884	07/17/2020	(64,920)
State Street Bank & Trust Co.	GBP	39	USD	48	07/17/2020	159
State Street Bank & Trust Co.	GBP	842	USD	1,032	07/17/2020	(10,810)
State Street Bank & Trust Co.	JPY	307,321	USD	2,878	07/17/2020	31,136
State Street Bank & Trust Co.	NOK	3,422	USD	333	07/17/2020	(22,386)
State Street Bank & Trust Co.	USD	651	CHF	632	07/17/2020	16,898
State Street Bank & Trust Co.	USD	4,050	EUR	3,697	07/17/2020	105,849
State Street Bank & Trust Co.	USD	335	EUR	295	07/17/2020	(3,702)
State Street Bank & Trust Co.	USD	107	JPY	11,639	07/17/2020	999
State Street Bank & Trust Co.	USD	802	JPY	86,161	07/17/2020	(3,537)
State Street Bank & Trust Co.	EUR	905	USD	1,027	10/16/2020	8,185
State Street Bank & Trust Co.	GBP	31	USD	38	10/16/2020	(14)
State Street Bank & Trust Co.	USD	1,016	CHF	957	10/16/2020	(2,532)
State Street Bank & Trust Co.	USD	760	EUR	672	10/16/2020	(2,988)
State Street Bank & Trust Co.	USD	115	JPY	12,328	10/16/2020	(830)
UBS AG	AUD	3,191	USD	2,216	07/17/2020	13,438
UBS AG	CHF	864	USD	900	07/17/2020	(12,561)
UBS AG	USD	1,717	AUD	2,815	07/17/2020	225,312
UBS AG	USD	1,734	GBP	1,377	07/17/2020	(27,338)
UBS AG	USD	1,346	JPY	144,811	07/17/2020	(4,719)

						$680,350

(a)	Non-income producing security.

8

AB Variable Products Series Fund

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the aggregate market value of these securities amounted to $15,482,569 or 5.2% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

See notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $305,528,383)	$293,633,558	(a)
Affiliated issuers (cost $7,333,011—including investment of cash collateral for securities loaned of $4,229,821)	7,333,011
Cash collateral due from broker	320,000
Foreign currencies, at value (cost $401,655)	398,487
Unrealized appreciation on forward currency exchange contracts	3,480,043
Unaffiliated dividends receivable	1,144,311
Receivable for investment securities sold	1,062,352
Receivable for capital stock sold	11,837
Affiliated dividends receivable	291

Total assets	307,383,890

LIABILITIES
Payable for collateral received on securities loaned	4,229,821
Unrealized depreciation on forward currency exchange contracts	2,799,693
Advisory fee payable	188,410
Payable for capital stock redeemed	180,850
Distribution fee payable	55,449
Administrative fee payable	27,165
Directors’ fees payable	1,535
Transfer Agent fee payable	117
Accrued expenses and other liabilities	221,896

Total liabilities	7,704,936

NET ASSETS	$299,678,954

COMPOSITION OF NET ASSETS
Capital stock, at par	$25,765
Additional paid-in capital	355,952,046
Accumulated loss	(56,298,857)

	$299,678,954

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$33,294,313	2,837,269	$11.73

B	$266,384,641	22,927,258	$11.62

(a)	Includes securities on loan with a value of $23,970,002 (see Note E).

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $459,772)	$3,828,223
Affiliated issuers	34,751
Securities lending income	28,900	$3,891,874

EXPENSES
Advisory fee (see Note B)	1,171,444
Distribution fee—Class B	336,194
Transfer agency—Class A	436
Transfer agency—Class B	2,699
Custody and accounting	84,372
Printing	57,542
Administrative	41,746
Audit and tax	27,848
Legal	20,491
Directors’ fees	11,159
Miscellaneous	10,016

Total expenses	1,763,947
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(4,110)

Net expenses		1,759,837

Net investment income		2,132,037

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions		(21,414,786)
Forward currency exchange contracts		(755,686)
Foreign currency transactions		(12,849)
Net change in unrealized appreciation/depreciation of:
Investments		(46,627,908)
Forward currency exchange contracts		764,683
Foreign currency denominated assets and liabilities		(13,099)

Net loss on investment and foreign currency transactions		(68,059,645)

NET DECREASE IN NET ASSETS FROM OPERATIONS		$(65,927,608)

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,132,037		$7,052,641
Net realized loss on investment and foreign currency transactions	(22,183,321)		(26,021,678)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(45,876,324)		77,391,768

Net increase (decrease) in net assets from operations	(65,927,608)		58,422,731
Distributions to Shareholders
Class A	–0	–	(479,446)
Class B	–0	–	(2,522,410)
CAPITAL STOCK TRANSACTIONS
Net decrease	(12,017,095)		(44,607,256)

Total increase (decrease)	(77,944,703)		10,813,619
NET ASSETS
Beginning of period	377,623,657		366,810,038

End of period	$299,678,954		$377,623,657

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$6,412,978		$35,669,509		$–0	–	$42,082,487
Industrials	5,389,107		36,220,179		–0	–	41,609,286
Consumer Staples	5,336,999		33,604,067		–0	–	38,941,066
Financials	–0	–	37,670,816		–0	–	37,670,816
Consumer Discretionary	–0	–	31,487,998		–0	–	31,487,998
Health Care	–0	–	25,478,442		–0	–	25,478,442
Materials	5,423,219		18,984,625		–0	–	24,407,844
Energy	–0	–	15,337,708		–0	–	15,337,708
Communication Services	–0	–	14,959,672		–0	–	14,959,672
Utilities	–0	–	12,561,120		–0	–	12,561,120
Real Estate	–0	–	8,856,531		–0	–	8,856,531
Rights	240,588		–0	–	–0	–	240,588
Short-Term Investments	3,103,190		–0	–	–0	–	3,103,190
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,229,821		–0	–	–0	–	4,229,821

Total Investments in Securities	30,135,902		270,830,667	(a)	–0	–	300,966,569

14

AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$3,480,043	$–0	–	$3,480,043
Liabilities:
Forward Currency Exchange Contracts	–0	–	(2,799,693)	–0	–	(2,799,693)

Total	$30,135,902		$271,511,017	$–0	–	$301,646,919

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2020, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $41,746.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $2,792.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,053	$47,744	$47,694	$3,103	$24
Government Money Market Portfolio*	3,846	85,362	84,978	4,230	11

Total				$7,333	$35

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board

16

AB Variable Products Series Fund

previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$93,632,215		$104,769,684
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$34,051,555
Gross unrealized depreciation	(45,266,030)

Net unrealized depreciation	$(11,214,475)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the six months ended June 30, 2020, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,480,043	*	Unrealized depreciation on forward currency exchange contracts	$2,799,693	*

Total		$3,480,043			$2,799,693

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(755,686)	$764,683

Total		$(755,686)	$764,683

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$131,661,896
Average principal amount of sale contracts	$130,416,117

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements

18

AB Variable Products Series Fund

(“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$376,282	$(183,128)	$–0	–	$–0	–	$193,154
Barclays Bank PLC	440,172	(381,806)	–0	–	–0	–	58,366
Citibank, NA	532,287	(468,323)	–0	–	–0	–	63,964
Credit Suisse International	713,835	(147,478)	–0	–	–0	–	566,357
Deutsche Bank AG	33,151	(25,114)	–0	–	–0	–	8,037
Goldman Sachs Bank USA	193,479	(193,479)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	190,843	(190,843)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	405,570	(405,570)	–0	–	–0	–	–0	–
Natwest Markets PLC	175,178	(175,178)	–0	–	–0	–	–0	–
Standard Chartered Bank	4,870	(4,547)	–0	–	–0	–	323
State Street Bank & Trust Co.	175,626	(154,892)	–0	–	–0	–	20,734
UBS AG	238,750	(44,618)	–0	–	–0	–	194,132

Total	$3,480,043	$(2,374,976)	$–0	–	$–0	–	$1,105,067	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$183,128	$(183,128)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	381,806	(381,806)	–0	–	–0	–	–0	–
BNP Paribas SA	81,405	–0	–	–0	–	–0	–	81,405
Citibank, NA	468,323	(468,323)	–0	–	–0	–	–0	–
Credit Suisse International	147,478	(147,478)	–0	–	–0	–	–0	–
Deutsche Bank AG	25,114	(25,114)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	211,477	(193,479)	–0	–	–0	–	17,998
JPMorgan Chase Bank, NA	271,606	(190,843)	–0	–	–0	–	80,763
Morgan Stanley & Co., Inc.	547,682	(405,570)	–0	–	–0	–	142,112
Natwest Markets PLC	277,617	(175,178)	–0	–	–0	–	102,439
Standard Chartered Bank	4,547	(4,547)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	154,892	(154,892)	–0	–	–0	–	–0	–
UBS AG	44,618	(44,618)	–0	–	–0	–	–0	–

Total	$2,799,693	$(2,374,976)	$–0	–	$–0	–	$424,717	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.
^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$23,970,002	$4,229,821	$22,444,901	$28,900	$11,136	$1,318

*	As of June 30, 2020.

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class A
Shares sold	287,982		269,460	$3,187,793		$3,601,306
Shares issued in reinvestment of dividends	–0	–	34,173	–0	–	479,446
Shares redeemed	(1,212,697)		(1,163,389)	(14,787,412)		(15,571,410)

Net decrease	(924,715)		(859,756)	$(11,599,619)		$(11,490,658)

20

AB Variable Products Series Fund

	Shares			Amount
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class B
Shares sold	1,780,872		1,317,796	$18,591,208		$17,290,885
Shares issued in reinvestment of dividends	–0	–	181,338	–0	–	2,522,410
Shares redeemed	(1,574,011)		(3,961,184)	(19,008,684)		(52,929,893)

Net increase (decrease)	206,861		(2,462,050)	$(417,476)		$(33,116,598)

At June 30, 2020, certain shareholders of the Portfolio owned 52% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G : Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

NOTE I : Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$3,001,856	$5,325,144

Total taxable distributions paid	$3,001,856	$5,325,144

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,055,604
Accumulated capital and other losses	(25,817,258	)(a)
Unrealized appreciation/(depreciation)	32,390,405	(b)

Total accumulated earnings/(deficit)	$9,628,751

(a)	As of December 31, 2019, the Portfolio had a qualified late-year ordinary loss deferral of $25,817,258.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

22

AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio had a net short-term capital loss carryforward of $2,480,617 and a net long-term capital loss carryforward of $23,336,641, which may be carried forward for an indefinite period.

NOTE J : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

23

INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015
Net asset value, beginning of period	$14.37		$12.38		$16.30		$13.28		$13.52		$13.53

Income From Investment Operations
Net investment income (a)	.10	(b)	.28	(b)	.25	(b)	.31	(b)	.30	(b)†	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.74)		1.84		(3.94)		3.06		(.37)		.05

Net increase (decrease) in net asset value from operations	(2.64)		2.12		(3.69)		3.37		(.07)		.35

Less: Dividends
Dividends from net investment income	–0	–	(.13)		(.23)		(.35)		(.17)		(.36)

Net asset value, end of period	$11.73		$14.37		$12.38		$16.30		$13.28		$13.52

Total Return
Total investment return based on net asset value (c)*	(18.37)%		17.14%		(22.79)%		25.42%		(.50	)%†	2.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,294		$54,042		$57,234		$53,014		$47,385		$48,665
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%^	.90%		.86%		.85%		.86%		.85%
Expenses, before waivers/reimbursements	.91	%^	.90%		.87%		.86%		.86%		.85%
Net investment income	1.61	%(b)^	2.10	%(b)	1.65	%(b)	2.05	%(b)	2.27	%(b)†	2.09%
Portfolio turnover rate	30%		44%		42%		45%		64%		74%

See footnote summary on page 25.

24

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015
Net asset value, beginning of period	$14.24		$12.29		$16.15		$13.16		$13.41		$13.41

Income From Investment Operations
Net investment income (a)	.08	(b)	.24	(b)	.23	(b)	.27	(b)	.27	(b)†	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.70)		1.82		(3.92)		3.02		(.38)		.06

Net increase (decrease) in net asset value from operations	(2.62)		2.06		(3.69)		3.29		(.11)		.32

Less: Dividends
Dividends from net investment income	–0	–	(.11)		(.17)		(.30)		(.14)		(.32)

Net asset value, end of period	$11.62		$14.24		$12.29		$16.15		$13.16		$13.41

Total Return
Total investment return based on net asset value (c)*	(18.40)%		16.79%		(22.98)%		25.09%		(.80	)%†	2.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$266,385		$323,582		$309,576		$432,885		$460,086		$550,746
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16	%^	1.15%		1.11%		1.10%		1.11%		1.10%
Expenses, before waivers/reimbursements	1.16	%^	1.15%		1.11%		1.11%		1.11%		1.10%
Net investment income	1.33	%(b)^	1.84	%(b)	1.50	%(b)	1.83	%(b)	2.04	%(b)†	1.85%
Portfolio turnover rate	30%		44%		42%		45%		64%		74%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2020 and the years ended December 31, 2019, December 31, 2017, and December 31, 2016 by .04%, .18%, .01% and .07%, respectively.

^	Annualized.

See notes to financial statements.

25

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

26

INTERNATIONAL VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

27

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profit-

28

AB Variable Products Series Fund

ability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

29

VPS-IV-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,114.20	$3.47	0.66%	$3.52	0.67%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.58	$3.32	0.66%	$3.37	0.67%

Class B
Actual	$1,000	$1,112.70	$4.78	0.91%	$4.83	0.92%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.34	$4.57	0.91%	$4.62	0.92%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $VALUE	PERCENT OF NET ASSETS
Microsoft Corp.	$47,764,204	7.6%
Alphabet, Inc.—Class C	42,436,572	6.7
Amazon.com, Inc.	34,733,544	5.5
Visa, Inc.—Class A	30,597,355	4.9
Facebook, Inc.—Class A	30,213,026	4.8
UnitedHealth Group, Inc.	28,185,127	4.5
Monster Beverage Corp.	23,463,849	3.7
Zoetis, Inc.	21,690,417	3.4
Vertex Pharmaceuticals, Inc.	20,616,074	3.3
PayPal Holdings, Inc.	20,467,147	3.2

	$300,167,315	47.6%

SECTOR BREAKDOWN2

June 30, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$180,070,782	28.4%
Health Care	156,703,779	24.7
Communication Services	89,699,600	14.1
Consumer Discretionary	89,578,053	14.1
Consumer Staples	33,371,236	5.3
Industrials	27,078,690	4.3
Materials	10,545,185	1.7
Financials	2,359,077	0.4
Short-Term Investments	44,294,000	7.0

Total Investments	$633,700,402	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–93.6%
INFORMATION TECHNOLOGY–28.6%
COMMUNICATIONS EQUIPMENT–1.2%
Arista Networks, Inc.(a)	22,863	$4,801,916
Motorola Solutions, Inc.	21,419	3,001,444

		7,803,360

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.3%
Amphenol Corp.–Class A	25,956	2,486,844
Cognex Corp.	37,032	2,211,551
IPG Photonics Corp.(a)	22,317	3,579,424

		8,277,819

IT SERVICES–8.5%
Euronet Worldwide, Inc.(a)	25,428	2,436,511
PayPal Holdings, Inc.(a)	117,472	20,467,147
Visa, Inc.–Class A	158,396	30,597,355

		53,501,013

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.5%
ASML Holding NV ADR	16,740	6,160,822
NVIDIA Corp.	16,859	6,404,903
QUALCOMM, Inc.	61,462	5,605,949
Texas Instruments, Inc.	23,900	3,034,583
Xilinx, Inc.	136,122	13,393,043

		34,599,300

SOFTWARE–12.1%
Adobe, Inc.(a)	27,790	12,097,265
ANSYS, Inc.(a)	4,715	1,375,507
Aspen Technology, Inc.(a)	2,570	266,278
Fortinet, Inc.(a)	5,830	800,284
Microsoft Corp.	234,702	47,764,204
Paycom Software, Inc.(a)	11,868	3,675,875
Slack Technologies, Inc.–Class A(a) (b)	95,652	2,973,821
Splunk, Inc.(a)	12,401	2,464,079
Tyler Technologies, Inc.(a)	12,892	4,471,977

		75,889,290

		180,070,782

HEALTH CARE–24.9%
BIOTECHNOLOGY–5.2%
Regeneron Pharmaceuticals, Inc.(a)	18,904	11,789,480
Vertex Pharmaceuticals, Inc.(a)	71,014	20,616,074

		32,405,554

HEALTH CARE EQUIPMENT & SUPPLIES–8.7%
ABIOMED, Inc.(a)	10,421	2,517,297
Align Technology, Inc.(a)	28,300	7,766,652
Edwards Lifesciences Corp.(a)	190,341	13,154,466

IDEXX Laboratories, Inc.(a)	21,918	$7,236,447
Intuitive Surgical, Inc.(a)	33,803	19,261,963
Stryker Corp.	27,604	4,973,965

		54,910,790

HEALTH CARE PROVIDERS & SERVICES–4.5%
UnitedHealth Group, Inc.	95,559	28,185,127

HEALTH CARE TECHNOLOGY–1.0%
Veeva Systems, Inc.–Class A(a)	26,347	6,176,264

LIFE SCIENCES TOOLS & SERVICES–2.1%
Illumina, Inc.(a)	29,820	11,043,837
Mettler-Toledo International, Inc.(a)	2,845	2,291,790

		13,335,627

PHARMACEUTICALS–3.4%
Zoetis, Inc.	158,278	21,690,417

		156,703,779

COMMUNICATION SERVICES–14.2%
ENTERTAINMENT–2.7%
Electronic Arts, Inc.(a)	99,352	13,119,432
Take-Two Interactive Software, Inc.(a)	28,162	3,930,570

		17,050,002

INTERACTIVE MEDIA & SERVICES–11.5%
Alphabet, Inc.–Class C(a)	30,020	42,436,572
Facebook, Inc.–Class A(a)	133,056	30,213,026

		72,649,598

		89,699,600

CONSUMER DISCRETIONARY–14.2%
DIVERSIFIED CONSUMER SERVICES–0.2%
Bright Horizons Family Solutions, Inc.(a)	9,700	1,136,840

HOTELS, RESTAURANTS & LEISURE–0.9%
Domino’s Pizza, Inc.	15,450	5,707,848

INTERNET & DIRECT MARKETING RETAIL–6.3%
Amazon.com, Inc.(a)	12,590	34,733,544
Booking Holdings, Inc.(a)	1,362	2,168,767
Etsy, Inc.(a)	25,048	2,660,849

		39,563,160

SPECIALTY RETAIL–4.5%
Burlington Stores, Inc.(a)	23,987	4,723,760
Home Depot, Inc. (The)	59,470	14,897,830
TJX Cos., Inc. (The)	136,098	6,881,115
Ulta Beauty, Inc.(a)	10,365	2,108,448

		28,611,153

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–2.3%
NIKE, Inc.–Class B	148,486	$14,559,052

		89,578,053

CONSUMER STAPLES–5.3%
BEVERAGES–3.7%
Monster Beverage Corp.(a)	338,486	23,463,849

FOOD & STAPLES RETAILING–1.6%
Costco Wholesale Corp.	32,675	9,907,387

		33,371,236

INDUSTRIALS–4.3%
BUILDING PRODUCTS–1.2%
Allegion PLC	75,029	7,669,464

COMMERCIAL SERVICES & SUPPLIES–0.8%
Copart, Inc.(a)	57,339	4,774,619

ELECTRICAL EQUIPMENT–0.4%
AMETEK, Inc.	27,290	2,438,907

INDUSTRIAL CONGLOMERATES–1.6%
Roper Technologies, Inc.	25,914	10,061,370

MACHINERY–0.3%
IDEX Corp.	13,505	2,134,330

		27,078,690

MATERIALS–1.7%
CHEMICALS–1.7%
Sherwin-Williams Co. (The)	18,249	10,545,185

FINANCIALS–0.4%
CAPITAL MARKETS–0.4%
S&P Global, Inc.	7,160	2,359,077

TOTAL COMMON STOCKS (cost $339,245,150)		589,406,402

SHORT-TERM INVESTMENTS–7.0%
INVESTMENT COMPANIES–7.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(c) (d) (e) (cost $44,294,000)	44,294,000	$44,294,000

TOTAL INVESTMENTS–100.6% (cost $383,539,150)		633,700,402
OTHER ASSETS LESS LIABILITIES–(0.6)%		(3,674,071)

NET ASSETS–100.0%		$630,026,331

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $339,245,150)	$589,406,402	(a)
Affiliated issuers (cost $44,294,000)	44,294,000
Cash	24,009
Receivable for investment securities sold	1,258,185
Unaffiliated dividends receivable	72,752
Receivable for capital stock sold	9,360
Affiliated dividends receivable	4,928

Total assets	635,069,636

LIABILITIES
Payable for investment securities purchased	3,934,836
Payable for capital stock redeemed	612,194
Advisory fee payable	303,105
Distribution fee payable	70,862
Administrative fee payable	27,348
Transfer Agent fee payable	117
Directors’ fees payable	105
Accrued expenses and other liabilities	94,738

Total liabilities	5,043,305

NET ASSETS	$630,026,331

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,611
Additional paid-in capital	304,052,534
Distributable earnings	325,964,186

	$630,026,331

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$281,072,089	4,125,590	$68.13

B	$348,954,242	5,485,399	$63.62

(a)	Includes securities on loan with a value of $2,838,268 (see Note E).

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,660)	$1,437,467
Affiliated issuers	166,343
Securities lending income	15,520

$1,619,330

EXPENSES
Advisory fee (see Note B)	1,718,175
Distribution fee—Class B	395,356
Transfer agency—Class A	1,900
Transfer agency—Class B	2,341
Custody and accounting	58,915
Administrative	41,954
Printing	29,941
Legal	22,831
Audit and tax	20,679
Directors’ fees	11,769
Miscellaneous	9,384

Total expenses	2,313,245
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(18,587)

Net expenses	2,294,658

Net investment loss	(675,328)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	29,199,588
Net change in unrealized appreciation/depreciation of investments	34,765,654

Net gain on investment transactions	63,965,242

NET INCREASE IN NET ASSETS FROM OPERATIONS	$63,289,914

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(675,328)	$(226,586)
Net realized gain on investment transactions	29,199,588	47,852,291
Net change in unrealized appreciation/depreciation of investments	34,765,654	97,257,200

Net increase in net assets from operations	63,289,914	144,882,905
Distributions to Shareholders
Class A	(504,819)	(30,469,954)
Class B	(661,425)	(39,025,095)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(19,018,901)	102,607,285

Total increase	43,104,769	177,995,141
NET ASSETS
Beginning of period	586,921,562	408,926,421

End of period	$630,026,331	$586,921,562

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Portfolio acquired the assets and liabilities of AB Growth Portfolio (the “Acquired Portfolio”) a reorganization that was effective at the close of business April 26, 2019 (the “Reorganization”). The Reorganization was approved by the Fund’s Board of Directors pursuant to a Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note J for additional information). The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

8

AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$589,406,402		$–0	–	$–0	–	$589,406,402
Short-Term Investments	44,294,000		–0	–	–0	–	44,294,000

Total Investments in Securities	633,700,402		–0	–	–0	–	633,700,402
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$633,700,402		$–0	–	$–0	–	$633,700,402

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $41,954.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

10

AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $18,539.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$49,147	$77,875	$82,728	$44,294	$166
Government Money Market Portfolio*	2,477	313	2,790	0	0	**

Total				$44,294	$166

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)...................	$108,813,887		$121,755,747
U.S. government securities......................	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$251,901,849
Gross unrealized depreciation	(1,740,597)

Net unrealized appreciation	$250,161,252

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2020.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with

12

AB Variable Products Series Fund

the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$2,838,268	$0	$2,875,255	$15,520	$231	$48

*	As of June 30, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class A
Shares sold	156,771		117,089	$9,857,608		$6,984,405
Shares issued in reinvestment of distributions	7,780		544,009	504,819		30,469,955
Shares issued in connection with the Reorganization	–0	–	574,265	–0	–	35,749,507
Shares redeemed	(351,973)		(611,474)	(21,295,584)		(36,020,088)

Net increase (decrease)	(187,422)		623,889	$(10,933,157)		$37,183,779

Class B
Shares sold	284,878		349,243	$16,363,542		$19,217,888
Shares issued in reinvestment of distributions	10,905		744,470	661,425		39,025,094
Share issued in connection with the Reorganization	–0	–	739,816	–0	–	43,494,004
Shares redeemed	(443,498)		(658,326)	(25,110,711)		(36,313,480)

Net increase (decrease)	(147,715)		1,175,203	$(8,085,744)		$65,423,506

At June 30, 2020, certain shareholders of the Portfolio owned 66% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

14

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$3,267,073	$581,143
Net long-term capital gains	66,227,976	49,542,238

Total taxable distributions	$69,495,049	$50,123,381

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,683,723
Undistributed capital gains	46,542,674
Unrealized appreciation/(depreciation)	214,614,118	(a)

Total accumulated earnings/(deficit)	$263,840,515

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

NOTE J: Reorganization

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolio by the Portfolio, each a series of the Fund. The Portfolios have the same investment objective and similar investment strategies. The Reorganization was completed at the close of business April 26, 2019. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolio shares were transferred in exchange for the shares of the same class of the Portfolio, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
The Acquired Portfolio	2,572,557	-0	-	$79,243,511	+	$-0	-
The Portfolio	7,930,514	9,244,595		$478,400,346	++	$557,643,857

+	Includes accumulated net investment loss of $277,056, accumulated realized gain on investments of $1,407,147 and unrealized appreciation on investments of $25,722,398, with a fair value of $68,435,317 and identified cost of $42,712,919.

++	Includes accumulated net investment loss of $150,739, accumulated realized gain on investments of $84,360,216 and unrealized appreciation on investments of $159,235,619, with a fair value of $478,656,041 and identified cost of $319,420,422.

Assuming the acquisition of the Acquired Portfolio had been completed on January 1, 2019, the Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment loss	$(503,642)
Net realized and unrealized gain on investments	174,866,664

Net increase in net assets resulting from operations	$174,363,022

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2019.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$61.26	$51.75	$56.34	$45.22	$49.50	$48.83

Income From Investment Operations
Net investment income (loss)(a)	(.03	)(b)	.05	(b)	.02	(b)	.02	(b)	(.03	)(b)†	.02
Net realized and unrealized gain on investment transactions	7.02	17.18	2.09	14.10	1.44	5.33
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase in net asset value from operations	6.99	17.23	2.11	14.12	1.41	5.35

Less: Distributions
Distributions from net realized gain on investment transactions	(.12)	(7.72)	(6.70)	(3.00)	(5.69)	(4.68)

Net asset value, end of period	$68.13	$61.26	$51.75	$56.34	$45.22	$49.50

Total Return
Total investment return based on net asset value (d)*	11.42%	34.70%	2.58%	31.98%	2.63	%†	11.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$281,072	$264,234	$190,899	$208,392	$178,136	$191,568
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.66	%^	.67%	.68%	.70%	.85%	.82%
Expenses, before waivers/reimbursements (e)‡	.67	%^	.68%	.68%	.70%	.85%	.82%
Net investment income (loss)	(.10	)%(b)^	.09	%(b)	.04	%(b)	.03	%(b)	(.07	)%(b)†	.04%
Portfolio turnover rate	20%	38%	46%	48%	59%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%	.00%	.00%	.00%	.00%

See footnote summary on page 19.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$57.28	$48.91	$53.70	$43.32	$47.77	$47.38

Income From Investment Operations
Net investment loss (a)	(.10	)(b)	(.09	)(b)	(.12	)(b)	(.11	)(b)	(.14	)(b)†	(.10)
Net realized and unrealized gain on investment transactions	6.56	16.18	2.03	13.49	1.38	5.17
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase in net asset value from operations	6.46	16.09	1.91	13.38	1.24	5.07

Less: Distributions
Distributions from net realized gain on investment transactions	(.12)	(7.72)	(6.70)	(3.00)	(5.69)	(4.68)

Net asset value, end of period	$63.62	$57.28	$48.91	$53.70	$43.32	$47.77

Total Return
Total investment return based on net asset value (d)*	11.27%	34.37%	2.32%	31.67%	2.36	%†	10.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$348,954	$322,688	$218,027	$220,934	$202,903	$267,171
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.91	%^	.92%	.93%	.95%	1.10%	1.07%
Expenses, before waivers/reimbursements (e)‡	.92	%^	.93%	.93%	.95%	1.10%	1.07%
Net investment loss	(.35	)%(b)^	(.16	)%(b)	(.21	)%(b)	(.21	)%(b)	(.32	)%(b)†	(.21)%
Portfolio turnover rate	20%	38%	46%	48%	59%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%	.00%	.00%	00%	.00%

See footnote summary on page 19.

18

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended June 30, 2020 and the year ended December 31, 2019, such waiver amounted to .01% (annualized) and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.005	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2017, December 31, 2016 and December 31, 2015 by .04%, .03%, .01% and .09%, respectively.

^	Annualized.

See notes to financial statements.

19

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

20

LARGE CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

21

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

22

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

23

VPS-LCG-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,110.40	$4.72	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.39	$4.52	0.90%

Class B
Actual	$1,000	$1,109.90	$6.03	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.14	$5.77	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
LHC Group, Inc.	$1,443,370	1.8%
Lattice Semiconductor Corp.	1,369,988	1.7
SiteOne Landscape Supply, Inc.	1,287,633	1.6
Trupanion, Inc.	1,279,377	1.6
Freshpet, Inc.	1,237,415	1.5
Blackline, Inc.	1,181,468	1.5
iRhythm Technologies, Inc.	1,155,192	1.4
Five9, Inc.	1,154,509	1.4
Novanta, Inc.	1,136,033	1.4
Tetra Tech, Inc.	1,111,240	1.4

	$12,356,225	15.3%

SECTOR BREAKDOWN2

June 30, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$24,658,308	30.6%
Information Technology	18,116,902	22.5
Industrials	14,834,647	18.4
Consumer Discretionary	11,938,154	14.8
Financials	6,161,104	7.7
Consumer Staples	2,234,281	2.8
Real Estate	975,706	1.2
Materials	551,014	0.7
Short-Term Investments	1,084,800	1.3

Total Investments	$80,554,916	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.3%

HEALTH CARE–30.5%
BIOTECHNOLOGY–14.9%
ADC Therapeutics SA(a)	6,289	$294,388
Allakos, Inc.(a)(b)	6,108	438,921
Allogene Therapeutics, Inc.(a)(b)	12,371	529,726
Arena Pharmaceuticals, Inc.(a)	7,233	455,317
Ascendis Pharma A/S (Sponsored ADR)(a)	3,221	476,386
BeiGene Ltd. (Sponsored ADR)(a)(b)	2,187	412,031
Biohaven Pharmaceutical Holding Co., Ltd.(a)	9,156	669,395
Bioxcel Therapeutics, Inc.(a)	7,372	390,790
Blueprint Medicines Corp.(a)	8,862	691,236
Coherus Biosciences, Inc.(a)(b)	28,770	513,832
Deciphera Pharmaceuticals, Inc.(a)	10,160	606,755
Gossamer Bio, Inc.(a)(b)	15,581	202,553
Insmed, Inc.(a)	23,026	634,136
Iovance Biotherapeutics, Inc.(a)(b)	17,524	481,034
Legend Biotech Corp. (ADR)(a)	7,958	338,692
Madrigal Pharmaceuticals, Inc.(a)(b)	3,739	423,442
Neurocrine Biosciences, Inc.(a)	2,090	254,980
NextCure, Inc.(a)	9,851	211,205
PTC Therapeutics, Inc.(a)	12,420	630,191
Turning Point Therapeutics, Inc.–Class I(a)	8,391	541,975
Twist Bioscience Corp.(a)	12,097	547,994
Ultragenyx Pharmaceutical, Inc.(a)(b)	10,663	834,060
Vir Biotechnology, Inc.(a)	14,342	587,592
Y-mAbs Therapeutics, Inc.(a)(b)	12,175	525,960
Zentalis Pharmaceuticals, Inc.(a)	7,116	341,710

		12,034,301

HEALTH CARE EQUIPMENT & SUPPLIES–5.4%
Insulet Corp.(a)	2,882	559,857
iRhythm Technologies, Inc.(a)(b)	9,968	1,155,192
Penumbra, Inc.(a)(b)	3,203	572,760
Selectquote, Inc.(a)	22,475	569,292
Silk Road Medical, Inc.(a)	22,953	961,501
Tactile Systems Technology, Inc.(a)	13,159	545,177

		4,363,779

HEALTH CARE PROVIDERS & SERVICES–4.0%
Guardant Health, Inc.(a)	11,107	901,111
HealthEquity, Inc.(a)	14,960	877,703
LHC Group, Inc.(a)	8,280	1,443,370

		3,222,184

HEALTH CARE TECHNOLOGY–1.8%
Health Catalyst, Inc.(a)(b)	19,952	582,000
Teladoc Health, Inc.(a)	4,520	862,597

		1,444,597

LIFE SCIENCES TOOLS & SERVICES–3.2%
10X Genomics, Inc.(a)	10,023	$895,154
ICON PLC(a)	4,792	807,260
Repligen Corp.(a)	7,440	919,659

		2,622,073

PHARMACEUTICALS–1.2%
Axsome Therapeutics, Inc.(a)(b)	5,720	470,642
Revance Therapeutics, Inc.(a)	20,505	500,732

		971,374

		24,658,308

INFORMATION TECHNOLOGY–22.4%
COMMUNICATIONS EQUIPMENT–1.1%
Ciena Corp.(a)	16,355	885,787

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.3%
Littelfuse, Inc.	5,400	921,402
Novanta, Inc.(a)	10,640	1,136,033
OSI Systems, Inc.(a)	8,011	597,941

		2,655,376

IT SERVICES–1.7%
Fastly, Inc.–Class A(a)(b)	8,669	737,992
Shift4 Payments, Inc.–Class A(a)	17,222	611,381

		1,349,373

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.2%
Cree, Inc.(a)(b)	12,571	744,077
Inphi Corp.(a)	6,820	801,350
Lattice Semiconductor Corp.(a)	48,256	1,369,988
MKS Instruments, Inc.	8,450	956,878
Monolithic Power Systems, Inc.	3,693	875,241
Silicon Laboratories, Inc.(a)	11,054	1,108,385

		5,855,919

SOFTWARE–9.1%
Anaplan, Inc.(a)	13,369	605,749
Aspen Technology, Inc.(a)	5,369	556,282
Avalara, Inc.(a)	5,050	672,105
Blackline, Inc.(a)	14,250	1,181,468
Everbridge, Inc.(a)(b)	6,690	925,628
Five9, Inc.(a)(b)	10,432	1,154,509
HubSpot, Inc.(a)	3,625	813,269
Manhattan Associates, Inc.(a)	8,980	845,916
Smartsheet, Inc.–Class A(a)(b)	12,088	615,521

		7,370,447

		18,116,902

INDUSTRIALS–18.3%
AEROSPACE & DEFENSE–2.3%
Axon Enterprise, Inc.(a)	10,380	1,018,589
Mercury Systems, Inc.(a)	11,200	880,992

		1,899,581

BUILDING PRODUCTS–3.8%
Armstrong World Industries, Inc.	8,621	672,093

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

AZEK Co., Inc. (The)(a)	21,769	$693,560
Simpson Manufacturing Co., Inc.	11,790	994,605
Trex Co., Inc.(a)	5,775	751,154

		3,111,412

COMMERCIAL SERVICES & SUPPLIES–1.4%
Tetra Tech, Inc.	14,045	1,111,240

INDUSTRIAL CONGLOMERATES–0.7%
Carlisle Cos., Inc.	4,532	542,344

MACHINERY–4.9%
Chart Industries, Inc.(a)(b)	19,588	949,822
Ingersoll Rand, Inc.(a)	19,349	544,094
ITT, Inc.	15,050	884,037
John Bean Technologies Corp.	9,190	790,524
Nordson Corp.(b)	4,055	769,274

		3,937,751

ROAD & RAIl–2.5%
Knight-Swift Transportation Holdings, Inc.(b)	23,737	990,071
Saia, Inc.(a)	9,390	1,043,980

		2,034,051

TRADING COMPANIES & DISTRIBUTORS–2.7%
SiteOne Landscape Supply, Inc.(a)	11,298	1,287,633
United Rentals, Inc.(a)	6,110	910,635

		2,198,268

		14,834,647

CONSUMER DISCRETIONARY–14.8%
AUTO COMPONENTS–1.3%
Fox Factory Holding Corp.(a)	12,681	1,047,577

DISTRIBUTORS–1.2%
Pool Corp.	3,557	967,042

DIVERSIFIED CONSUMER SERVICES–3.0%
Bright Horizons Family Solutions, Inc.(a)	2,895	339,294
Chegg, Inc.(a)	14,040	944,330
Strategic Education, Inc.	7,200	1,106,280

		2,389,904

HOTELS, RESTAURANTS & LEISURE–3.5%
OneSpaWorld Holdings Ltd.(b)	4,405	21,012
Planet Fitness, Inc.(a)	14,014	848,828
Texas Roadhouse, Inc.–Class A	17,830	937,323
Wingstop, Inc.	7,376	1,025,043

		2,832,206

HOUSEHOLD DURABLES–0.1%
Lovesac Co. (The)(a)(b)	3,582	93,956

INTERNET & DIRECT MARKETING RETAIL–0.8%
RealReal, Inc. (The)(a)(b)	49,905	$638,285

MULTILINE RETAIL–1.0%
Ollie’s Bargain Outlet Holdings, Inc.(a)	8,000	781,200

SPECIALTY RETAIL–3.9%
Dynatrace, Inc.(a)	19,019	772,171
Five Below, Inc.(a)(b)	5,532	591,426
Floor & Decor Holdings, Inc.–Class A(a)	12,850	740,803
Lithia Motors, Inc.–Class A	1,275	192,946
Sleep Number Corp.(a)	21,389	890,638

		3,187,984

		11,938,154

FINANCIALS–7.6%
CAPITAL MARKETS–3.5%
Assetmark Financial Holdings, Inc.(a)	18,531	505,711
Hamilton Lane, Inc.–Class A	13,097	882,345
Houlihan Lokey, Inc.	14,100	784,524
Stifel Financial Corp.	14,657	695,182

		2,867,762

INSURANCE–4.1%
eHealth, Inc.(a)	7,600	746,624
Inari Medical, Inc.(a)	6,120	296,453
Palomar Holdings, Inc.(a)	11,321	970,889
Trupanion, Inc.(a)(b)	29,969	1,279,376
		3,293,342

		6,161,104

CONSUMER STAPLES–2.8%
FOOD & STAPLES RETAILING–1.3%
Grocery Outlet Holding Corp.(a)	24,433	996,866

FOOD PRODUCTS–1.5%
Freshpet, Inc.(a)	14,791	1,237,415

		2,234,281

REAL ESTATE–1.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.2%
QTS Realty Trust, Inc.–Class A(b)	15,224	975,706

MATERIALS–0.7%
CONTAINERS & PACKAGING–0.7%
Ranpak Holdings Corp.(a)	74,061	551,014

Total Common Stocks (cost $57,805,614)		$79,470,116

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–1.3%
INVESTMENT COMPANIES–1.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(c)(d)(e) (cost $1,084,800)	1,084,800	$1,084,800

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.6% (cost $58,890,414)		80,554,916

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.5%
INVESTMENT COMPANIES–2.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(c)(d)(e) (cost $2,041,388)	2,041,388	2,041,388

TOTAL INVESTMENTS–102.1% (cost $60,931,802)		$82,596,304
Other assets less liabilities–(2.1)%		(1,729,443)

NET ASSETS–100.0%		$80,866,861

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $57,805,614)	$79,470,116	(a)
Affiliated issuers (cost $3,126,188—including investment of cash collateral for securities loaned of $2,041,388)	3,126,188
Receivable for investment securities sold	753,621
Receivable for capital stock sold	186,213
Unaffiliated dividends receivable	17,940
Affiliated dividends receivable	118

Total assets	83,554,196

LIABILITIES
Payable for collateral received on securities loaned	2,041,388
Payable for investment securities purchased	326,835
Payable for capital stock redeemed	188,662
Advisory fee payable	36,133
Administrative fee payable	24,311
Distribution fee payable	10,538
Directors’ fees payable	2,924
Transfer Agent fee payable	117
Accrued expenses	56,427

Total liabilities	2,687,335

NET ASSETS	$80,866,861

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,950
Additional paid-in capital	48,796,356
Distributable earnings	32,066,555

	$80,866,861

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$27,957,049	1,263,786	$22.12

B	$52,909,812	2,686,453	$19.70

(a)	Includes securities on loan with a value of $13,597,165 (see Note E).

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$98,111
Affiliated issuers	12,017
Securities lending income	17,120	127,248

EXPENSES
Advisory fee (see Note B)	271,892
Distribution fee—Class B	59,113
Transfer agency—Class A	767
Transfer agency—Class B	1,438
Custody and accounting	47,058
Administrative	40,767
Audit and tax	20,172
Legal	12,639
Printing	10,770
Directors’ fees	10,637
Miscellaneous	2,772

Total expenses	478,025
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(93,938)

Net expenses		384,087

Net investment loss		(256,839)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions		4,927,593
Net change in unrealized appreciation/depreciation of investments		3,617,148

Net gain on investment transactions		8,544,741

NET INCREASE IN NET ASSETS FROM OPERATIONS		$8,287,902

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(256,839)		$(410,369)
Net realized gain on investment transactions	4,927,593		6,852,640
Net change in unrealized appreciation/depreciation of investments	3,617,148		15,506,078
Contributions from Affiliates (see Note B)	–0	–	25

Net increase in net assets from operations	8,287,902		21,948,374
Distributions to Shareholders
Class A	–0	–	(3,355,272)
Class B	–0	–	(6,551,394)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(5,565,605)		3,282,769

Total increase	2,722,297		15,324,477
NET ASSETS
Beginning of period	78,144,564		62,820,087

End of period	$80,866,861		$78,144,564

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investors except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. Effective August 10, 2015, the Portfolio reopened to new investors.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$79,470,116		$–0	–	$–0	–	$79,470,116
Short-Term Investments	1,084,800		–0	–	–0	–	1,084,800
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,041,388		–0	–	–0	–	2,041,388

Total Investments in Securities	82,596,304		–0	–	–0	–	82,596,304
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$82,596,304		$–0	–	$–0	–	$82,596,304

10

AB Variable Products Series Fund

(a)	See Portfolio of Investments for sector classifications.
(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .90% and 1.15% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2020, such reimbursements/waivers amounted to $92,641. This fee waiver and/or expense reimbursement agreement extends through May 1, 2021 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $40,767.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $986.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,604	$11,312	$11,831	$1,085	$7
Government Money Market Portfolio*	3,070	14,338	15,367	2,041	5

Total				$3,126	$12

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2019, the Adviser reimbursed the Portfolio $25 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

12

AB Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$29,864,345		$35,568,146
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$22,909,272
Gross unrealized depreciation	(1,244,770)

Net unrealized appreciation	$21,664,502

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2020.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$13,597,165	$2,041,388	$11,610,340	$17,120	$4,743	$311

*	As of June 30, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class A
Shares sold	51,818		77,029	$986,056		$1,529,231
Shares issued in reinvestment of distributions	–0	–	174,572	–0	–	3,355,272
Shares redeemed	(152,070)		(258,486)	(3,064,149)		(5,081,587)

Net decrease	(100,252)		(6,885)	$(2,078,093)		$(197,084)

Class B
Shares sold	256,263		770,488	$4,084,897		$13,546,465
Shares issued in reinvestment of distributions	–0	–	382,005	–0	–	6,551,394
Shares redeemed	(441,081)		(949,627)	(7,572,409)		(16,618,006)

Net increase (decrease)	(184,818)		202,866	$(3,487,512)		$3,479,853

At June 30, 2020, certain shareholders of the Portfolio owned 76% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

14

AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Net long-term capital gains	$9,906,666	$3,678,377

Total taxable distributions	$9,906,666	$3,678,377

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	7,087,901
Unrealized appreciation/(depreciation)	16,690,756	(a)

Total accumulated earnings/(deficit)	$23,778,657

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$19.92	$16.58	$17.53	$13.07	$17.31	$20.97

Income From Investment Operations
Net investment loss (a)	(.05	)(b)	(.08	)(b)	(.13	)(b)	(.18	)(b)	(.12	)(b)†	(.19)
Net realized and unrealized gain on investment transactions	2.25	6.02	.14	(c)	4.64	1.05	.18
Contributions from Affiliates	–0	–	–0	–(d)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.20	5.94	.01	4.46	.93	(.01)

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(2.60)	(.96)	–0	–	(5.17)	(3.65)

Net asset value, end of period	$22.12	$19.92	$16.58	$17.53	$13.07	$17.31

Total Return
Total investment return based on net asset value (e)*	11.04%	36.40%	(.89)%	34.12%	6.46	%†	(1.25)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,957	$27,167	$22,724	$26,039	$22,405	$25,033
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	.90	%^	.90%	1.06%	1.38%	1.48%	1.31%
Expenses, before waivers/reimbursements (f)	1.16	%^	1.16%	1.15%	1.38%	1.49%	1.31%
Net investment loss	(.54	)%(b)^	(.39	)%(b)	(.65	)%(b)	(1.19	)%(b)	(.83	)%(b)†	(.92)%
Portfolio turnover rate	42%	69%	73%	69%	60%	72%

See footnote summary on page 18.

17

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.75	$15.03	$16.00	$11.96	$16.30	$20.00

Income From Investment Operations
Net investment loss (a)	(.07	)(b)	(.11	)(b)	(.16	)(b)	(.20	)(b)	(.15	)(b)†	(.22)
Net realized and unrealized gain on investment transactions	2.02	5.43	.15	(c)	4.24	.98	.17
Contributions from Affiliates	–0	–	.00	(d)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.95	5.32	(.01)	4.04	.83	(.05)

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(2.60)	(.96)	–0	–	(5.17)	(3.65)

Net asset value, end of period	$19.70	$17.75	$15.03	$16.00	$11.96	$16.30

Total Return
Total investment return based on net asset value (e) *	10.99%	36.01%	(1.11)%	33.78%	6.22	%†	(1.53)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,910	$50,978	$40,096	$23,396	$15,094	$19,857
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	1.15	%^	1.15%	1.30%	1.61%	1.73%	1.48%
Expenses, before waivers/reimbursements (f)	1.41	%^	1.42%	1.40%	1.62%	1.74%	1.48%
Net investment loss	(.80	)%(b)^	(.64	)%(b)	(.88	)%(b)	(1.42	)%(b)	(1.08	)%(b)†	(1.10)%
Portfolio turnover rate	42%	69%	73%	69%	60%	72%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018 and December 31, 2017, such waiver amounted to .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015 by .05%, .03%, .08% and .02%, respectively.

^	Annualized.

See notes to financial statements.

18

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the

“Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

19

SMALL CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

20

AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

21

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had received, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

22

VPS-SCG-0152-0620

JUN    06.30.20

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$767.20	$3.65	0.83%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.74	$4.17	0.83%

Class B
Actual	$1,000	$765.80	$4.74	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.49	$5.42	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Papa John’s International, Inc.	$8,870,256	1.7%
Williams-Sonoma, Inc.	8,836,085	1.7
Regal Beloit Corp.	8,747,281	1.7
Hain Celestial Group, Inc. (The)	8,684,912	1.7
Masonite International Corp.	8,509,832	1.7
PulteGroup, Inc.	8,463,261	1.6
Brunswick Corp./DE	8,383,774	1.6
Callaway Golf Co.	7,990,531	1.6
Everest Re Group Ltd.	7,910,451	1.5
Quanta Services, Inc.	7,875,893	1.5

	$84,272,276	16.3%

SECTOR BREAKDOWN2

June 30, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$104,038,173	20.1%
Industrials	93,213,359	18.0
Consumer Discretionary	83,424,549	16.1
Information Technology	63,897,325	12.4
Real Estate	54,878,342	10.6
Materials	27,117,670	5.3
Consumer Staples	26,290,232	5.1
Utilities	20,370,517	3.9
Health Care	16,877,221	3.3
Energy	13,212,603	2.6
Communication Services	2,856,373	0.6
Short-Term Investments	10,507,545	2.0

Total Investments	$516,683,909	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.8%

FINANCIALS–20.1%
BANKS–9.7%
Associated Banc-Corp.	493,533	$6,751,531
Comerica, Inc.	139,950	5,332,095
First Citizens BancShares, Inc./NC–Class A	9,870	3,997,547
Sterling Bancorp/DE	366,090	4,290,575
Synovus Financial Corp.	336,962	6,917,830
Texas Capital Bancshares, Inc.(a)	147,452	4,551,843
Umpqua Holdings Corp.	555,240	5,907,754
Webster Financial Corp.	192,042	5,494,322
Zions Bancorp NA	200,288	6,809,792

		50,053,289

CAPITAL MARKETS–1.1%
Moelis & Co.	180,443	5,622,604

CONSUMER FINANCE–0.6%
OneMain Holdings, Inc.	126,476	3,103,721

INSURANCE–6.4%
American Financial Group, Inc./OH	77,470	4,916,246
Everest Re Group Ltd.	38,363	7,910,451
First American Financial Corp.	111,469	5,352,741
Hanover Insurance Group, Inc. (The)	57,210	5,797,089
Kemper Corp.	11,380	825,278
Reinsurance Group of America, Inc.–Class A	61,877	4,853,632
Selective Insurance Group, Inc.	69,205	3,649,872

		33,305,309

THRIFTS & MORTGAGE FINANCE–2.3%
BankUnited, Inc.	314,306	6,364,696
Essent Group Ltd.	154,082	5,588,554

		11,953,250

		104,038,173

INDUSTRIALS–18.0%
AEROSPACE & DEFENSE–0.7%
AAR Corp.	164,147	3,392,918

AIR FREIGHT & LOGISTICS–1.0%
XPO Logistics, Inc.(a)(b)	68,600	5,299,350

AIRLINES–1.8%
Alaska Air Group, Inc.	134,372	4,872,328
SkyWest, Inc.	138,206	4,508,280

		9,380,608

BUILDING PRODUCTS–1.6%
Masonite International Corp.(a)	109,409	8,509,832

CONSTRUCTION & ENGINEERING–2.7%
AECOM(a)	166,590	$6,260,452
Quanta Services, Inc.	200,762	7,875,893

		14,136,345

ELECTRICAL EQUIPMENT–3.0%
EnerSys	101,212	6,516,029
Regal Beloit Corp.	100,175	8,747,281

		15,263,310

MACHINERY–2.9%
Kennametal, Inc.	259,430	7,448,235
Oshkosh Corp.	102,280	7,325,294

		14,773,529

PROFESSIONAL SERVICES–0.9%
Robert Half International, Inc.	90,255	4,768,172

ROAD & RAIL–1.4%
Knight-Swift Transportation Holdings, Inc.(b)	174,301	7,270,095

TRADING COMPANIES & DISTRIBUTORS–2.0%
GATX Corp.	20,387	1,243,199
MRC Global, Inc.(a)	745,638	4,406,721
United Rentals, Inc.(a)	32,000	4,769,280

		10,419,200

		93,213,359

CONSUMER DISCRETIONARY–16.1%
AUTO COMPONENTS–2.5%
Dana, Inc.	571,198	6,962,904
Lear Corp.	54,311	5,920,985

		12,883,889

DIVERSIFIED CONSUMER SERVICES–0.1%
Houghton Mifflin Harcourt Co.(a)	436,915	790,816

HOTELS, RESTAURANTS & LEISURE–1.7%
Papa John’s International, Inc.	111,702	8,870,256

HOUSEHOLD DURABLES–3.1%
KB Home	120,230	3,688,656
PulteGroup, Inc.	248,700	8,463,261
Taylor Morrison Home Corp.–Class A(a)	200,219	3,862,225

		16,014,142

LEISURE PRODUCTS–3.2%
Brunswick Corp./DE	130,976	8,383,774
Callaway Golf Co.	456,341	7,990,531

		16,374,305

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SPECIALTY RETAIL–2.6%
Foot Locker, Inc.(b)	155,275	$4,527,819
Williams-Sonoma, Inc.(b)	107,744	8,836,085

		13,363,904

TEXTILES, APPAREL & LUXURY GOODS–2.9%
Capri Holdings Ltd.(a)(b)	122,812	1,919,552
Crocs, Inc.(a)	150,803	5,552,566
Ralph Lauren Corp.	54,960	3,985,699
Skechers U.S.A., Inc.–Class A(a)(b)	116,935	3,669,420

		15,127,237

		83,424,549

INFORMATION TECHNOLOGY–12.3%
COMMUNICATIONS EQUIPMENT–0.8%
NetScout Systems, Inc.(a)	167,459	4,280,252

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.8%
Arrow Electronics, Inc.(a)	63,652	4,372,256
Belden, Inc.	158,674	5,164,839
TTM Technologies, Inc.(a)	392,334	4,653,081
Vishay Intertechnology, Inc.	343,200	5,240,664

		19,430,840

IT SERVICES–2.1%
Amdocs Ltd.	105,286	6,409,811
Genpact Ltd.	128,821	4,704,543

		11,114,354

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
Kulicke & Soffa Industries, Inc.	275,258	5,733,624
MaxLinear, Inc.–Class A(a)	247,715	5,315,964

		11,049,588

SOFTWARE–2.6%
CommVault Systems, Inc.(a)	162,416	6,285,499
Nuance Communications, Inc.(a)(b)	135,999	3,441,455
Verint Systems, Inc.(a)	84,555	3,820,195

		13,547,149

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.9%
NCR Corp.(a)	258,380	4,475,142

		63,897,325

REAL ESTATE–10.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–10.6%
American Campus Communities, Inc.	180,835	6,321,992

Americold Realty Trust	92,820	$3,369,366
Camden Property Trust	81,693	7,452,035
Cousins Properties, Inc.	147,488	4,399,567
CubeSmart	234,212	6,321,382
MGM Growth Properties LLC–Class A	255,872	6,962,277
Park Hotels & Resorts, Inc.	261,395	2,585,197
Physicians Realty Trust	375,227	6,573,977
RLJ Lodging Trust	349,721	3,301,366
STAG Industrial, Inc.	258,908	7,591,183

		54,878,342

MATERIALS–5.2%
CHEMICALS–2.0%
GCP Applied Technologies, Inc.(a)	11,989	222,755
Orion Engineered Carbons SA	401,215	4,248,867
Trinseo SA(b)	119,280	2,643,245
Westlake Chemical Corp.	65,248	3,500,555

		10,615,422

CONTAINERS & PACKAGING–2.5%
Graphic Packaging Holding Co.	414,181	5,794,392
Sealed Air Corp.	212,957	6,995,638

		12,790,030

METALS & MINING–0.7%
Carpenter Technology Corp.	152,892	3,712,218

		27,117,670

CONSUMER STAPLES–5.1%
BEVERAGES–1.1%
Primo Water Corp.	416,290	5,723,988

FOOD & STAPLES RETAILING–0.8%
US Foods Holding Corp.(a)	209,227	4,125,956

FOOD PRODUCTS–3.2%
Hain Celestial Group, Inc. (The)(a)(b)	275,624	8,684,912
Nomad Foods Ltd.(a)	361,556	7,755,376

		16,440,288

		26,290,232

UTILITIES–3.9%
ELECTRIC UTILITIES–2.2%
Alliant Energy Corp.	158,636	7,589,146
PNM Resources, Inc.(b)	107,739	4,141,487

		11,730,633

GAS UTILITIES–0.9%
Southwest Gas Holdings, Inc.	65,040	4,491,012

MULTI-UTILITIES–0.8%
Black Hills Corp.	73,224	4,148,872

		20,370,517

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–3.3%
HEALTH CARE PROVIDERS & SERVICES–1.3%
Molina Healthcare, Inc.(a)	37,328	$6,643,637

LIFE SCIENCES TOOLS & SERVICES–1.0%
ICON PLC(a)	30,288	5,102,317

PHARMACEUTICALS–1.0%
Perrigo Co. PLC	92,840	5,131,267

		16,877,221

ENERGY–2.6%
ENERGY EQUIPMENT & SERVICES–0.9%
Dril-Quip, Inc.(a)	143,877	4,286,096

OIL, GAS & CONSUMABLE FUELS–1.7%
Cimarex Energy Co.	40,499	1,113,317
HollyFrontier Corp.	267,575	7,813,190

		8,926,507

		13,212,603

COMMUNICATION SERVICES–0.6%
MEDIA–0.6%
Criteo SA (Sponsored ADR)(a)	250,779	2,856,373

Total Common Stocks (cost $519,932,464)		506,176,364

SHORT-TERM INVESTMENTS–2.0%
INVESTMENT COMPANIES–2.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.13%(c)(d)(e) (cost $10,507,545)	10,507,545	$10,507,545

TOTAL INVESTMENTS–99.8% (cost $530,440,009)		516,683,909
Other assets less liabilities–0.2%		1,075,796

NET ASSETS–100.0%		$517,759,705

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2020 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $519,932,464)	$506,176,364	(a)
Affiliated issuers (cost $10,507,545)	10,507,545
Receivable for investment securities sold	2,072,050
Unaffiliated dividends receivable	708,047
Receivable for capital stock sold	23,988
Affiliated dividends receivable	1,528

Total assets	519,489,522

LIABILITIES
Payable for investment securities purchased	787,164
Payable for capital stock redeemed	420,523
Advisory fee payable	325,695
Distribution fee payable	73,547
Administrative fee payable	27,164
Directors’ fees payable	330
Transfer Agent fee payable	117
Accrued expenses	95,277

Total liabilities	1,729,817

NET ASSETS	$517,759,705

COMPOSITION OF NET ASSETS
Capital stock, at par	$38,004
Additional paid-in capital	546,384,840
Accumulated loss	(28,663,139)

	$517,759,705

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$169,033,176	12,303,861	$13.74

B	$348,726,529	25,700,070	$13.57

(a)	Includes securities on loan with a value of $45,405,107 (see Note E).

See notes to financial statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $24,797)	$5,517,839
Affiliated issuers	39,479
Securities lending income	34,631

5,591,949

EXPENSES
Advisory fee (see Note B)	1,939,827
Distribution fee—Class B	433,264
Transfer agency—Class A	1,031
Transfer agency—Class B	2,086
Custody and accounting	62,576
Printing	42,193
Administrative	41,746
Legal	26,042
Audit and tax	23,044
Directors’ fees	11,588
Miscellaneous	9,740

Total expenses	2,593,137
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(6,673)

Net expenses	2,586,464

Net investment income	3,005,485

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(48,626,334)
Net change in unrealized appreciation/depreciation of investments	(92,370,781)

Net loss on investment transactions	(140,997,115)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(137,991,630)

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,005,485		$4,553,941
Net realized gain (loss) on investment transactions	(48,626,334)		27,134,530
Net change in unrealized appreciation/depreciation of investments	(92,370,781)		79,052,203

Net increase (decrease) in net assets from operations	(137,991,630)		110,740,674
Distributions to Shareholders
Class A	–0	–	(23,904,178)
Class B	–0	–	(47,150,231)
CAPITAL STOCK TRANSACTIONS
Net increase	21,459,756		31,612,650

Total increase (decrease)	(116,531,874)		71,298,915
NET ASSETS
Beginning of period	634,291,579		562,992,664

End of period	$517,759,705		$634,291,579

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2020 (unaudited)	AB Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$506,176,364		$–0	–	$–0	–	$506,176,364
Short-Term Investments	10,507,545		–0	–	–0	–	10,507,545

Total Investments in Securities	516,683,909		–0	–	–0	–	516,683,909
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$516,683,909		$–0	–	$–0	–	$516,683,909

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

10

AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2020, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2020, the reimbursement for such services amounted to $41,746.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2020.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2020, such waiver amounted to $6,544.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,072	$74,127	$68,691	$10,508	$38
Government Money Market Portfolio*	1,054	13,637	14,691	0	1

Total				$10,508	$39

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

12

AB Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$155,941,838		$137,955,488
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$66,872,535
Gross unrealized depreciation	(80,628,635)

Net unrealized depreciation	$(13,756,100)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2020.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2020 is as follows:

					Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*		Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$45,405,107	$–0	–	$46,306,783	$34,631	$962	$129

*	As of June 30, 2020.

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31, 2019
Class A
Shares sold	1,540,307		1,099,281	$19,645,680		$19,873,600
Shares issued in reinvestment of dividends and distributions	–0	–	1,454,025	–0	–	23,904,178
Shares redeemed	(1,017,425)		(1,881,324)	(14,161,741)		(33,866,418)

Net increase	522,882		671,982	$5,483,939		$9,911,360

Class B
Shares sold	3,370,188		1,763,040	$38,996,127		$31,584,082
Shares issued in reinvestment of dividends and distributions	–0	–	2,896,206	–0	–	47,150,231
Shares redeemed	(1,560,929)		(3,146,774)	(23,020,310)		(57,033,023)

Net increase	1,809,259		1,512,472	$15,975,817		$21,701,290

At June 30, 2020, certain shareholders of the Portfolio owned 73% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G : Risks Involved in Investing in the Portfolio

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

14

AB Variable Products Series Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2020.

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I : Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$7,298,543	$2,075,837
Net long-term capital gains	63,755,866	53,748,544

Total taxable distributions	$71,054,409	$55,824,381

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,131,270
Undistributed net capital gain	27,411,574
Unrealized appreciation/(depreciation)	76,785,649	(a)

Total accumulated earnings/(deficit)	$109,328,493

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Portfolio did not have any capital loss carryforwards.

NOTE J : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

SMALL/MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015
Net asset value, beginning of period	$17.91		$16.93		$21.68		$20.29		$17.29		$21.95

Income From Investment Operations
Net investment income (a)	.09	(b)	.16	(b)	.13	(b)	.10	(b)	.10	(b)†	.11
Net realized and unrealized gain (loss) on investment transactions	(4.26)		3.04		(3.04)		2.41		4.09		(1.11)

Net increase (decrease) in net asset value from operations	(4.17)		3.20		(2.91)		2.51		4.19		(1.00)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.11)		(.11)		(.09)		(.11)		(.17)
Distributions from net realized gain on investment transactions	–0	–	(2.11)		(1.73)		(1.03)		(1.08)		(3.49)

Total dividends and distributions	–0	–	(2.22)		(1.84)		(1.12)		(1.19)		(3.66)

Net asset value, end of period	$13.74		$17.91		$16.93		$21.68		$20.29		$17.29

Total Return
Total investment return based on net asset value (c)*	(23.28)%		20.10%		(15.03)%		13.15%		25.09	%†	(5.49)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$169,033		$211,046		$188,052		$233,652		$231,197		$191,388
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.83	%^	.82%		.81%		.81%		.82%		.82%
Expenses, before waivers/reimbursements	.84	%^	.83%		.81%		.82%		.83%		.82%
Net investment income	1.33	%(b)^	.90	%(b)	.61	%(b)	.47	%(b)	.53	%(b)†	.56%
Portfolio turnover rate	27%		33%		39%		33%		57%		42%

See footnote summary on page 18.

17

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015
Net asset value, beginning of period	$17.72		$16.75		$21.48		$20.12		$17.15		$21.79

Income From Investment Operations
Net investment income (a)	.08	(b)	.12	(b)	.07	(b)	.05	(b)	.05	(b)†	.06
Net realized and unrealized gain (loss) on investment transactions	(4.23)		3.02		(3.02)		2.39		4.06		(1.09)

Net increase (decrease) in net asset value from operations	(4.15)		3.14		(2.95)		2.44		4.11		(1.03)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.06)		(.05)		(.05)		(.06)		(.12)
Distributions from net realized gain on investment transactions	–0	–	(2.11)		(1.73)		(1.03)		(1.08)		(3.49)

Total dividends and distributions	–0	–	(2.17)		(1.78)		(1.08)		(1.14)		(3.61)

Net asset value, end of period	$13.57		$17.72		$16.75		$21.48		$20.12		$17.15

Total Return
Total investment return based on net asset value (c)*	(23.42)%		19.90%		(15.29)%		12.85%		24.79	%†	(5.69)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$348,727		$423,246		$374,941		$469,501		$455,422		$386,875
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08	%^	1.07%		1.06%		1.06%		1.07%		1.07%
Expenses, before waivers/reimbursements	1.09	%^	1.08%		1.06%		1.07%		1.08%		1.07%
Net investment income	1.08	%(b)^	.65	%(b)	.36	%(b)	.22	%(b)	.28	%(b)†	.31%
Portfolio turnover rate.	27%		33%		39%		33%		57%		42%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.003%	.003%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018 and December 31, 2017 by .07% and .11%, respectively.

^	Annualized.

See notes to financial statements.

18

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

19

SMALL/MID CAP VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

20

AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

21

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

22

VPS-SMCV-0152-0620

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 14, 2020

By:	/s/Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 14, 2020